As filed with the Securities and Exchange Commission on April 8, 2008
Securities Act Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-2

☑	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐	PRE-EFFECTIVE AMENDMENT NO.

☐	POST-EFFECTIVE AMENDMENT NO.
Tortoise Capital Resources Corporation
10801 Mastin Boulevard, Suite 222
Overland Park, Kansas 66210
(913) 981-1020
Agent For Service
David J. Schulte
10801 Mastin Boulevard, Suite 222
Overland Park, Kansas 66210
Copies of Communications to:
Steven F. Carman, Esq.
Husch Blackwell Sanders LLP
4801 Main Street, Suite 1000
Kansas City, MO 64112
(816) 983-8000
     Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
     If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☑
     It is proposed that this filing will become effective (check appropriate box):
     ☐   when declared effective pursuant to Section 8(c).
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed	Proposed Maximum
Title of Securities	Amount to be	Maximum Offering	Aggregate	Amount of
Being Registered	Registered (1)	Price per Share	Offering Price(2)	Registration Fee
Common Stock, Preferred Stock, Debt Securities
Warrants to Purchase Common Stock.
Subscription Rights to Purchase Common Stock			$1,000,000	$39.30

(1)	There are being registered hereunder a presently indeterminate number of shares of common stock, shares of preferred stock and debt securities.

(2)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933. In no event will the aggregate initial offering price of all securities offered from time to time pursuant to the prospectus included as a part of this Registration Statement exceed $1,000,000.
     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus dated April 8, 2008

BASE PROSPECTUS
$
Tortoise Capital Resources Corporation
Common Stock
Preferred Stock
Subscription Rights
Warrants
Debt Securities
     Tortoise Capital Resources Corporation (the “Company,” “we,” “us” or “our”) is a non-diversified closed-end management investment company focused on the U.S. energy infrastructure sector. We invest primarily in privately-held and micro-cap public energy companies operating in the midstream and downstream segments, and to a lesser extent the upstream segment, of the U.S. energy infrastructure sector. Our goal is to provide our stockholders with a high level of total return, with an emphasis on distribution growth. We invest primarily in the equity securities of companies that we expect to pay us distributions on a current basis and provide us distribution growth. We have elected to be regulated as a business development company under the Investment Company Act of 1940.
     We may offer, on an immediate, continuous or delayed basis, up to $                                         aggregate initial offering price of our common stock ($0.001 par value per share), preferred stock ($0.001 par value per share), debt securities, subscription rights to purchase shares of our common stock, or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, which we refer to in this prospectus collectively as our securities, in one or more offerings. We may offer our securities separately or together, in amounts, at prices and on terms set forth in a prospectus supplement to this prospectus. In addition, from time to time, certain of our stockholders may offer our common stock in one or more offerings. The sale of such stock by certain of our stockholders may involve shares of common stock that were issued to the stockholders in one or more private transactions and registered by us for resale. The identity of any selling stockholder, the number of shares of our common stock to be offered by such selling stockholder, the price and terms upon which our shares of common stock are to be sold from time to time by such selling stockholder, and the percentage of common stock held by any selling stockholder after the offering, will be set forth in a prospectus supplement to this prospectus. We will not receive any of the proceeds from a sale of our common stock by any selling stockholder. You should read this prospectus and the related prospectus supplement carefully before you decide to invest in any of our securities.
     We may offer our securities, or certain of our stockholders may offer our common stock, directly to one or more purchasers, through agents that we or they designate from time to time, or to or through underwriters or dealers. The prospectus supplement relating to the particular offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us or any selling stockholder and such agents or underwriters or among the underwriters or the basis upon which such amount may be calculated. For more information about the manner in which we may offer our securities, or a selling stockholder may offer our common stock, see “Plan of Distribution” and “Selling Stockholders.” Our securities may not be sold through agents, underwriters or dealers without delivery of a prospectus supplement.
     Our common shares are traded on the New York Stock Exchange under the symbol “TTO.” On                                         , 2008, the last reported sale price of our common shares on the New York Stock Exchange was $.
     Investing in our securities involves certain risks. You could lose some or all of your investment. See “Risk Factors” beginning on page ___ of this prospectus. You should consider carefully these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our securities.
     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Prospectus dated                                         , 2008

     This prospectus, together with any prospectus supplement, sets forth concisely the information that you should know before investing. You should read this prospectus and any related prospectus supplement, which contain important information, before deciding whether to invest in our securities. You should retain this prospectus and any related prospectus supplement for future reference. We are required to file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). You may request a free copy of our annual, quarterly and current reports or proxy statements, request other information or make stockholder inquiries, by calling toll-free at 1-866-362-9331 or by writing to us at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210. This information is also available or on our website at www.tortoiseadvisors.com/tto.cfm. You can also review and copy documents we have filed at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-5850 for information. The SEC charges a fee for copies. You can get the same information free from the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F. Street, N.E., Room 1580, Washington, D.C. 20549.
Our securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

     You should rely only on the information contained or incorporated by reference in this prospectus and any related prospectus supplement in making your investment decisions. We have not authorized any other person to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus and any prospectus supplement do not constitute an offer to sell or solicitation of an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. The information appearing in this prospectus and in any prospectus supplement is accurate only as of the dates on their covers. Our business, financial condition and prospects may have changed since such dates. We will advise investors of any material changes to the extent required by applicable law.

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS
     This prospectus, any accompanying prospectus supplement and the statement of additional information contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this prospectus as well as in any accompanying prospectus supplement. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the conditions in the U.S. and international financial, petroleum and other markets, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the Securities and Exchange Commission (the “SEC”).
     Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors” section of this prospectus. All forward-looking statements contained or incorporated by reference in this prospectus or any accompanying prospectus supplement are made as of the date of this prospectus or the accompanying prospectus supplement, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “1933 Act”).
     Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risk Factors” section of this prospectus. We urge you to review carefully that section for a more detailed discussion of the risks of an investment in our securities.

PROSPECTUS SUMMARY
     The following summary contains basic information about us and our securities. It is not complete and may not contain all of the information you may want to consider. You should review the more detailed information contained in this prospectus and in any related prospectus supplement, especially the information set forth under the heading “Risk Factors” beginning on page ___ of this prospectus.
The Company
     We invest primarily in privately-held and micro-cap public energy companies focused on the midstream and downstream segments, and to a lesser extent the upstream segment, of the U.S. energy infrastructure sector. We believe companies in the energy infrastructure sector generally produce stable cash flows as a result of their fee-based revenues and limited direct commodity price risk. Our goal is to provide our stockholders with a high level of total return, with an emphasis on distribution growth. We invest primarily in the equity securities of companies that we expect to pay us distributions on a current basis and provide us distribution growth. These securities will generally be limited partner interests, including interests in master limited partnerships (“MLPs”), and limited liability company interests, and may also include, among others, general partner interests, common and preferred stock, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited partnerships or limited liability companies. We may also invest in the securities of entities formed as joint ventures with companies in the energy infrastructure sector to spin off assets deemed to be better suited for ownership through a separate entity or to construct greenfield projects.
     Unlike most investment companies, we have not elected, and do not intend to elect, to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). Therefore, we are, and intend to continue to be, obligated to pay federal and applicable state corporate income taxes on our taxable income.
     Companies in the midstream segment of the energy infrastructure sector engage in the business of transporting, processing or storing natural gas, natural gas liquids, coal, crude oil, refined petroleum products and renewable energy resources. Companies in the downstream segment of the energy infrastructure sector engage in distributing or marketing such commodities and companies in the upstream segment of the energy infrastructure sector engage in exploring, developing, managing or producing such commodities. Under normal conditions, we intend to invest at least 90% of our total assets (including assets obtained through leverage) in companies in the energy infrastructure sector. Companies in the energy infrastructure sector include (i) companies that derive a majority of their revenues from activities within the downstream, midstream and upstream segments of the energy infrastructure sector, and (ii) companies that derive a majority of their revenues from providing products or services to such companies. Our investments are expected to range between $5.0 million and $30.0 million per investment, although investment sizes may be smaller or larger than this targeted range.
     As of November 30, 2007, we have invested a total of approximately $153.0 million in 13 portfolio companies in the U.S. energy infrastructure sector. Of the $153.0 million, we have invested $111.2 million in the midstream and downstream segments, $19.5 million in the upstream segment and $22.3 million in other segments of the U.S. energy infrastructure sector.
     The following table summarizes our investments in portfolio companies as of November 30, 2007. Eagle Rock Energy Partners, L.P., EV Energy Partners, L.P. and Legacy Reserves L.P. are publicly-traded. Abraxas Energy Partners, L.P. filed for its initial public offering with the Securities and Exchange Commission on July 13, 2007.

Name of Portfolio	Nature of its	Securities	Amount Invested (in	Fair Market Value	Current
Company (Segment)	Principal Business	Held by Us	millions)	(in millions)	Yield(1)
Abraxas Energy Partners, L.P.(Upstream)	Natural gas and oil exploitation and development in the Delaware and Gulf Coast Basins of Texas	Common Units	$7.5	$7.4	9.0%
Eagle Rock Energy Partners, L.P. (Midstream)	Gatherer and processor of natural gas in north and east Texas and Louisiana	Common Units	12.2	13.9	8.0%
EV Energy Partners, L.P. (Upstream)	Acquirer, producer and developer of oil and gas properties	Common Units	7.5	7.4	6.5%
High Sierra Energy, LP (Midstream)	Marketer, processor and transporter of hydrocarbons with operations primarily in Colorado, Wyoming and Florida	Common Units	24.8	27.3	9.8%
High Sierra Energy GP, LLC (Midstream)	General Partner of High Sierra Energy, LP	GP Interest	2.0	2.8	2.0	%(2)
International Resource Partners LP (Coal)	Operator of both metallurgical and steam coal mines in Central Appalachia	Class A Units	10.0	9.0	8.0%
Legacy Reserves LP (Upstream)	Oil and natural gas exploitation and development in the Permian Basin	Limited Partner Units	4.5	5.7	10.1%
LONESTAR Midstream Partners, LP (Midstream)	Gatherer and processor of natural gas in six counties in Texas	Class A Units	23.4	23.4	8.0	%(3)(4)
LSMP GP, LP (Midstream)	General Partner of LONESTAR Midstream Partners, LP	GP LP Units	0.5	0.7	1.7	%(3(4)
Millennium Midstream Partners, LP (Midstream)	Gatherer and processor of natural gas in Texas, Louisiana and offshore Gulf of Mexico	Class A Common Units Incentive Distribution Rights	17.5	15.7	8.5%
Mowood, LLC (Downstream)	Natural gas distribution in central Missouri with Department of Defense contract through 2014 and landfill gas to energy projects	Equity interest	1.5	2.8	10.0	%(5)
		Subordinated Debt	7.1	7.1	12.0%
Quest Midstream Partners, L.P. (Midstream)	Operator of natural gas gathering pipelines in the Cherokee Basin and interstate natural gas transmission pipelines in Oklahoma, Kansas and Missouri	Common Units	22.2	21.9	9.2%
VantaCore Partners LP (Aggregate)	Acquirer and operator of aggregate companies, with quarry operations in Clarksville, Tennessee	Common Units Incentive Distribution Rights	8.5	9.5	9.5%
		Secured Credit Facility	3.8	3.8	10.7	%(6)

			$153.0	$158.4

(1)	The current yield has been calculated by annualizing the most recent distribution and dividing by the amount invested in the underlying security. Actual distributions to us are based on each company’s available cash flow and are subject to change.

(2)	Includes original purchase of 3 percent equity interest, sale of 0.6274 percent equity interest in July 2007 and subsequent capital calls.

(3)	Distributions are paid in kind.

(4)	Includes the purchase of 60,858 of additional Class A Common Units from LONESTAR Midstream Partners, LP for $1,217,160 and 9 GP LP Units from LSMP GP LP for $18,834 in December 2007.

(5)	Represents an equity distribution on our invested capital. We expect that, pending cash availability, such equity distributions will recur on a quarterly basis at or above such yield.

(6)	Variable interest rate.
     We are an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company (a “BDC”) under the Investment Company Act of 1940 (the “1940 Act”). As a BDC, we are subject to numerous regulations and restrictions. See “Regulation.” Unlike most investment companies, we have not elected, and do not intend to elect, to be treated as a RIC under the Code. Therefore, we are, and intend to continue to be, obligated to pay federal and applicable state corporate income taxes on our taxable income. See “Certain U.S. Federal Income Tax Considerations — Taxation of U.S. Stockholders.”
Our Adviser
     We are externally managed by Tortoise Capital Advisors, L.L.C., a registered investment adviser specializing in the energy sector that managed approximately $2.8 billion of assets as of February 29, 2008, including the assets of three other publicly traded and two privately-held closed-end management investment companies and separate accounts for institutions and high net worth individuals. Our Adviser’s aggregate managed capital is among the largest of investment advisers managing closed-end management investment companies focused on the energy sector. Our adviser also manages the investments of Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Energy Capital Corporation (“TYY”), Tortoise North American Energy Corporation (“TYN”), Tortoise Total Return Fund, LLC (“TTRF”) and Tortoise Gas and Oil Corporation (“TGOC”). TYG is a publicly-traded, non-diversified, closed-end management investment company focused primarily on investing in MLPs in the midstream segment of the energy infrastructure sector. TYY is a publicly-traded, non-diversified, closed-end management investment company focused primarily on investing in MLPs in the midstream segment of the energy infrastructure sector. TYN is a publicly-traded, non-diversified, closed-end management investment company focused primarily on investing in publicly traded upstream Canadian royalty trusts and midstream and downstream income trusts, and publicly traded U.S. MLPs. TTRF is a privately held, closed-end management investment company owned predominately by institutions and focused primarily on investing in MLPs in the midstream segment of the energy infrastructure sector. TGOC is a privately held, closed-end management investment company focused primarily on investing in companies in the upstream, and to a lesser extent the midstream, segments of the energy sector. On October 17, 2007, TGOC filed a registration statement on Form N-2 with the SEC to register the initial public offering of its common stock. Our Adviser has limited experience managing a BDC, which is subject to different regulations than the other closed-end management investment companies managed by our Adviser.
     Our Adviser has 30 full time employees. Seven of our Adviser’s investment professionals are responsible for the origination, structuring and managing of our investments. These seven investment professionals have over 130 years of combined experience in energy, leveraged finance, investment banking and private equity investing. Each of our Adviser’s investment decisions will be reviewed and approved by its investment committee, which also acts as the investment committee for TYG, TYY, TYN, TTRF and TGOC. To the extent any of TYG, TYY, TYN, TTRF or TGOC targets investment opportunities similar to ours, our Adviser intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objective and strategies and in accordance with written allocation policies and procedures of our Adviser, so that we will not be disadvantaged in relation to any other client. See “Risk Factors — Risks Related to Our Operations.”
     Our Adviser has retained Kenmont Investments Management, L.P. (“Kenmont”) as a sub-adviser. Kenmont is a Houston, Texas based registered investment adviser with experience investing in privately-held and public companies in the U.S. energy and power sectors. Kenmont provides additional contacts to us and enhances our number and range of potential investment opportunities. The principals of Kenmont have collectively created and managed private equity portfolios in excess of $1.5 billion and have over 50 years of experience working for investment banks, commercial banks, accounting firms, operating companies and money management firms. Our Adviser compensates Kenmont for the services it provides to us. Our Adviser also indemnifies and holds us harmless from any obligation to pay or reimburse Kenmont for any fees or expenses incurred by Kenmont in providing such services to us. Entities managed by Kenmont own approximately 7.5% of our outstanding common shares and warrants to purchase an additional 281,666 of our common shares.
U.S. Energy Infrastructure Sector Focus
     We pursue our investment objective by investing principally in a portfolio of privately-held and micro-cap public companies in the energy infrastructure sector. We focus our investments in the midstream and downstream segments, and to a lesser extent in the upstream segment, of the energy infrastructure sector. We also intend to allocate our investments among asset types and geographic regions within the United States.
     We believe that the midstream and downstream segments of the energy infrastructure sector will provide attractive investment opportunities as a result of the following factors:
•	Strong Supply and Demand Fundamentals. The U.S. is the largest consumer of crude oil and natural gas products, the third largest producer of crude oil and the second largest producer of natural gas products in the world. The United States Department of Energy’s Energy Information Administration, or EIA, projects that domestic natural gas and refined petroleum products consumption will increase annually by 0.8% and 1.1%, respectively, through 2030.

•	Substantial Capital Requirements. We believe, based on industry sources, that approximately $20 billion of capital was invested by the midstream segment of the U.S. energy infrastructure sector during 2006 and that additional capital expenditures will occur in the future. We also believe that existing downstream infrastructure will require new capital investment to maintain an aging asset base, as well as to upgrade the asset base to respond to the evolution of supply and environmental regulations.

•	Substantial Asset Ownership Realignment. We believe that in the midstream and downstream segments of the U.S. energy infrastructure sector, the acquisition and divestiture market has averaged approximately $34 billion of annual transactions between 2001 and 2006 and that such activity, particularly in the midstream segment, will continue. We also believe that the substantial number of domestic companies in the downstream segment of the U.S. energy infrastructure sector provides for attractive consolidation opportunities.

•	Renewable Energy Resources Opportunities. We believe that the demand for project financing relating to renewable energy resources will continue to grow and may provide investment opportunities consistent with our investment objective.
     Although not part of our core focus, we believe the upstream segment of the energy infrastructure sector will benefit from strong, long-term demand fundamentals and will provide attractive investment opportunities.
Market Opportunity
     We believe the environment for investing in privately-held and micro-cap public companies in the energy infrastructure sector is attractive for the following reasons:
•	Increased Demand Among Small and Middle Market Private Companies for Capital. We believe many private and micro-cap public companies have faced increased difficulty accessing the capital markets due to a continuing preference by investors for issuances in larger companies with more liquid securities. Such difficulties have been magnified in asset-focused and capital intensive industries such as the energy infrastructure sector. We believe that the U.S. energy infrastructure sector’s high level of projected capital expenditures and continuing acquisition and divestiture activity will provide us with numerous attractive investment opportunities.

•	Finance Market for Small and Middle Market Energy Companies is Underserved by Many Capital Providers. We believe that many lenders have, in recent years, de-emphasized their service and product offerings to small and middle market energy companies in favor of lending to large corporate clients and managing capital markets transactions. We believe, in addition, that many capital providers lack the necessary technical expertise to evaluate the quality of the underlying assets of small and middle market private companies and micro-cap public companies in the energy infrastructure sector and lack a network of relationships with such companies.

•	Attractive Companies with Limited Access to Other Capital. We believe there are, and will continue to be, attractive companies that will benefit from private equity investments prior to a public offering of their equity, whether as an MLP or otherwise. We also believe that there are a number of companies in the midstream and downstream segments of the U.S. energy infrastructure sector with the same stable cash flow characteristics as those being acquired by MLPs or funded by private equity capital in anticipation of contribution to an MLP. We believe that many such companies are not being acquired by MLPs or attracting private equity capital because they do not produce income that qualifies for inclusion in an MLP pursuant to the applicable U.S. Federal income tax laws, are perceived by such investors as too small, or are in areas of the midstream energy infrastructure segment in which most MLPs do not have specific expertise. We believe that these companies represent attractive investment candidates for us.

Competitive Advantages
     We believe that we are well positioned to meet the financing needs of companies within the U.S. energy infrastructure sector for the following reasons:
•	Existing Investment Platform and Focus on the Energy Infrastructure Sector. We believe that our Adviser’s current investment platform provides us with significant advantages in sourcing, evaluating, executing and managing investments. Our Adviser specializes in the energy sector and had approximately $2.8 billion of assets under management as of February 29, 2008, including the assets of three other publicly traded and two privately-held closed-end management investment companies and separate accounts for institutions and high net worth individuals. Our Adviser created the first publicly traded closed-end management investment company focused primarily on investing in MLPs involved in the energy infrastructure sector, and its aggregate managed capital is among the largest of those closed-end management investment company advisers focused on the energy sector.

•	Experienced Management Team. The members of our Adviser’s investment committee have an average of over 20 years of financial investment experience. Our Adviser’s seven investment professionals are responsible for the structuring and managing of our investments and have over 130 years of combined experience in energy, leveraged finance and private equity investing. We believe that the members of our Adviser’s investment committee and the Adviser’s investment professionals have developed strong reputations in the capital markets, particularly in the energy infrastructure sector, that we believe affords us a competitive advantage in identifying and investing in energy infrastructure companies.

•	Disciplined Investment Philosophy. In making its investment decisions, our Adviser intends to continue the disciplined investment approach that it has used since its founding. That investment approach emphasizes current income with the potential for enhanced returns through distribution growth, capital appreciation, low volatility and minimization of downside risk. Our Adviser’s investment process involves an assessment of the overall attractiveness of the specific subsector of the energy infrastructure sector in which a prospective portfolio company is involved; such company’s specific competitive position within that subsector; potential commodity price, supply and demand and regulatory concerns; the stability and potential growth of the prospective portfolio company’s cash flows; the prospective portfolio company’s management track record and incentive structure and our Adviser’s ability to structure an attractive investment.

•	Flexible Transaction Structuring. We are not subject to many of the regulatory limitations that govern traditional lending institutions such as commercial banks. As a result, we can be flexible in structuring investments and selecting the types of securities in which we invest. Our Adviser’s investment professionals have substantial experience in structuring investments that balance the needs of energy infrastructure companies with appropriate risk control.

•	Extended Investment Horizon. Unlike private equity and venture capital funds, we are not subject to standard periodic capital return requirements. These provisions often force private equity and venture capital funds to seek quicker returns on their investments through mergers, public equity offerings or other liquidity events than may otherwise be desirable, potentially resulting in both a lower overall return to investors and an adverse impact on their portfolio companies. We believe our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment funds enhances our ability to generate attractive returns on invested capital.
Targeted Investment Characteristics
     We anticipate that our targeted investments will have the following characteristics:
•	Long-Life Assets with Stable Cash Flows and Limited Commodity Price Sensitivity. We anticipate that most of our investments will be made in companies with assets having the potential to generate stable cash flows over long periods of time. We intend to invest a portion of our assets in companies that own and operate assets with long useful lives and that generate cash flows by providing critical services primarily to the producers or end-users of energy. We expect to limit the direct exposure to energy commodity price risk in our portfolio. We intend to target companies that have a majority of their cash flows generated by contractual obligations.

•	Experienced Management Teams with Energy Infrastructure Focus. We target investments in companies with management teams that have a track record of success and that often have substantial knowledge and focus in particular segments of the energy infrastructure sector or with certain types of assets. We expect that our management team’s extensive experience and network of business relationships in the energy infrastructure sector will allow us to identify and attract portfolio company management teams that meet these criteria.

•	Fixed Asset-Intensive Investments. We anticipate that most of our investments will be made in companies with a relatively significant base of fixed assets that we believe will provide for reduced downside risk compared to making investments in companies with lower relative fixed asset levels. As fixed asset-intensive companies typically have less variable cost requirements, we expect they will generate attractive cash flow growth even with limited demand-driven or supply-driven growth.

•	Limited Technological Risk. We do not intend to target investment opportunities involving the application of new technologies or significant geological, drilling or development risk.

•	Exit Opportunities. We focus our investments on prospective portfolio companies that we believe will generate a steady stream of cash flow to generate returns on our investments as well as allow such companies to reinvest in their respective businesses. We expect that such internally generated cash flow will lead to distributions or the repayment of the principal of our investments in portfolio companies and will be a key means by which we monetize our investments over time. In addition, we seek to invest in companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay, or provide liquidity for, our investments through an initial public offering of common stock or other capital markets transactions. We believe our Adviser’s investment experience will help us identify such companies.
Corporate Information
     Our offices are located at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210, our telephone number is 1-866-362-9331 and our website is www.tortoiseadvisors.com/tto.cfm. Information posted to our website is not incorporated into this prospectus.

THE OFFERING

Securities to be offered	We may offer, on an immediate, continuous or delayed basis, up to $ of our securities, or certain of our stockholders who purchase common stock from us in private placement transactions may offer our common stock, on terms to be determined at the time of the offering. Our securities will be offered at prices and on terms to be set forth in one or more prospectus supplements to this prospectus. At our Annual Meeting of Stockholders to be held on April 21, 2008, our stockholders may grant us the authority to sell shares of our common stock for less than net asset value (“NAV”) subject to certain conditions. Preferred stock and debt securities (collectively, “senior securities”), which may be auction rate securities, may not be listed on any exchange or automated quotation system.

While the number and amount of securities we may issue pursuant to this registration statement is limited to $ of securities, our Board of Directors may, without any action by the stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue under our Charter or the Investment Company Act of 1940, as amended (the “1940 Act”).

We may offer our securities, or certain of our stockholders may offer our common stock, directly to one or more purchasers, through agents that we or they designate from time to time, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us or any selling stockholder and such agents or underwriters or among underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution” and “Selling Stockholders.” Our securities may not be sold through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

Use of proceeds	Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from our sale of our securities (including any net proceeds received upon their exercise) primarily to invest in prospective portfolio companies in accordance with our investment objective and policies within approximately three to six months of receipt of such proceeds. We also may use sale proceeds to retire all or a portion of any debt under our secured credit facility, or retire or redeem other senior securities, and for working capital purposes, including the payment of distributions, interest and operating expenses, although there is currently no intent to issue securities primarily for this purpose. We will not receive any of the proceeds from a sale of our common stock by any selling stockholder. See “Use of Proceeds.”

Regulatory status	We have elected to be regulated as a BDC under the 1940 Act. See “Regulation.”

Distributions	We intend, subject to adjustment at the discretion of our Board of Directors, each quarter to pay out substantially all of the amounts we receive as recurring cash or paid-in-kind distributions on equity securities we own and interest payments on debt securities we own, less current or anticipated operating expenses, current income taxes on our income and our leverage costs. On November 12, 2007, our Board of Directors declared, and on November 30, 2007 we paid, a $0.23 per share distribution to shareholders of record as of November 23, 2007. On

February 11, 2008, our Board of Directors declared, and on March 3, 2008, we paid, a $0.25 per share distribution to stockholders of record on February 21, 2008. See “Price Range of Common Shares and Distributions” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation — Determining Distributions to Stockholders.”

Taxation	Unlike most investment companies, we have not elected, and do not intend to elect, to be treated as a RIC under the Code. Therefore, we are, and intend to continue to be, obligated to pay federal and applicable state corporate income taxes on our taxable income. As a result of not electing to be treated as a RIC, we are not subject to the Code’s diversification rules limiting the assets in which a RIC can invest. In addition, we are not subject to the Code’s restrictions on the types of income that a RIC can recognize without adversely affecting its election to be treated as a RIC. This allows us to invest in operating entities treated as partnerships under the Code, which we believe provide attractive investment opportunities. Finally, unlike RICs, we are not effectively required by the Code to distribute substantially all of our income and capital gains. Distributions on our common shares will be treated first as taxable dividend income to the extent of our current or accumulated earnings and profits, then as a tax free return of capital to the extent of a stockholder’s tax basis in the common shares, and last as capital gain. We anticipate that the distributed cash from our portfolio investments in entities treated as partnerships for tax purposes will exceed our share of taxable income from those portfolio investments. Thus, we anticipate that only a portion of distributions we make on our common shares will be treated as taxable dividend income to our stockholders. If you are an individual citizen or resident of the United States or a United States estate or trust for U.S. federal income tax purposes and meet certain holding period and other applicable requirements, the portion of such distributions treated as taxable dividend income will be “qualified dividend income” currently subject to a maximum 15% U.S. federal income tax rate. See “Certain U.S. Federal Income Tax Considerations — Taxation of U.S. Stockholders.”

Investment adviser	Tortoise Capital Advisors, L.L.C., a Delaware limited liability company and registered investment adviser, serves as our investment adviser. See “Portfolio Management,” “Management” and “Adviser.”

Fees	Pursuant to our investment advisory agreement, we pay our Adviser a fee consisting of two components — a base management fee and an incentive fee. The base management fee commenced on December 8, 2005, is paid quarterly in arrears, and is equal to 0.375% (1.5% annualized) of our average monthly Managed Assets (our total assets, including any assets purchased with or attributable to any borrowed funds, minus accrued liabilities other than (1) deferred taxes and (2) debt entered into for the purpose of leverage).

The incentive fee consists of two parts. The first part, the investment income fee, is calculated and payable quarterly in arrears and will equal 15% of the excess, if any, of our net investment income for the quarter over a quarterly hurdle rate equal to 2% (8% annualized) of our average monthly net assets. No investment income fee was paid or earned prior to December 8, 2006.

The second part of the incentive fee, the capital gains fee, will be determined and payable in arrears as of the end of each fiscal year (or, upon termination of the investment advisory agreement, as of the termination date), and will equal (i) 15% of (a) our net realized capital gains on a cumulative basis from the commencement of our operations on December 8, 2005 to the end of each fiscal year, less (b) any unrealized capital depreciation at the end of such fiscal year, less (ii) the aggregate amount of all capital gains fees paid to our Adviser in prior years. For the fiscal year ended November 30, 2007, we accrued $307,611 as a provision for capital gains incentive fees (net of $1,326,001 which represents the portion of the capital gains incentive fee attributable to distributions that were characterized by the Company as return of capital book purposes and waived as described below). The provision for capital gains incentive fees resulted from the increase in fair value and unrealized appreciation on investments, including return of capital on distributions received from investments. Pursuant to the investment advisory agreement, the capital gains incentive fee is paid annually only if there are realization events and only if the calculation defined in the agreement results in an amount due. As of November 30, 2007, no payments have been made, or are due to, our Adviser with respect to the capital gains incentive fees.

In November 2007, our Adviser agreed to reimburse us an amount equal to 0.25% of our average monthly Managed Assets on a quarterly basis beginning September 1, 2007 and ending December 31, 2008. The Adviser also terminated its right to receive the capital gains incentive fee described above, to the extent such fee would be due as to that portion of any scheduled periodic distributions made possible by the normally recurring cash flow from the operations of our portfolio companies (“Expected Distributions”) that is characterized by us as a return of capital for book purposes. This does not apply to any portion of any distribution from a portfolio company that is not an Expected Distribution.

See “Adviser — Investment Advisory Agreement,” which also contains a discussion of our expenses.

Sub-adviser	Kenmont Investment Management, L.P. serves as our sub-adviser. Kenmont is a Houston, Texas based registered investment adviser with experience investing in privately-held and public companies in the U.S. energy and power sectors. Pursuant to the sub-advisory agreement between Kenmont and our Adviser, our Adviser pays Kenmont a portion of the fee it receives from us. See “Adviser — Sub-Adviser Arrangement.”

Leverage	The borrowing of money and the issuance of preferred stock and debt securities represents the leveraging of our common stock. We have and may borrow funds to make investments, and we have and may grant a security interest in our assets in connection with such borrowings, including any borrowings by any of our subsidiaries. We use this practice, which is known as “leverage,” to attempt to increase returns to our stockholders. However, leverage involves significant risks and the costs of any leverage transactions will be borne by our stockholders. See “Risk Factors.” With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we may employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing.

We have a $50 million secured revolving credit facility with U.S. Bank National Association, as lender, agent and lead arranger, First National Bank of Kansas and Wells Fargo Bank, N.A. The credit facility terminates on March 20, 2009. As of November 30, 2007, we had an outstanding balance of approximately $30.6 million under the credit facility. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources” and “Management’s Discussion and Analysis of Financial Conditions and Result of Operations — Borrowings” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Senior Securities.”’

Dividend reinvestment plan	We have an “opt out” dividend reinvestment plan. As a result, if we declare a distribution, stockholders’ cash distributions will be automatically reinvested in additional common shares, unless the stockholders specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions. Stockholders who receive distributions in the form of common shares will generally be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan” and “Certain U.S. Federal Income Tax Considerations — Taxation of U.S. Stockholders.”

Trading at a discount	Shares of closed-end investment companies frequently trade at a discount to their net asset value (“NAV”). The possibility that our common shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. Our NAV immediately following this offering will reflect reductions resulting from the sales load (underwriting discount) and the amount of the offering expenses paid. This risk may have a greater effect on investors expecting to sell their shares soon after completion of this offering. We generally may not issue additional common shares at a price below our net asset value (net of any sales load (underwriting discount)) without first obtaining approval of our stockholders and Board of Directors. Our stockholders granted us the authority to sell our common shares below net asset value, subject to certain conditions. This authority extended through December 20, 2007 and we are seeking approval to sell our common shares below net asset value at our 2008 Annual Stockholder Meeting. See “Determination of Net Asset Value—Determinations in Connections with Offerings.” We cannot predict whether our common shares will trade above, at, or below net asset value.

Anti-takeover provisions	Our Board of Directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered Board of Directors also may deter hostile takeovers or proxy contests, as may certain provisions of Maryland law, our Charter or Bylaws or other measures adopted by us. These provisions or measures also may limit the ability of our stockholders to sell their shares at a premium over then-current market prices by discouraging a third party from seeking to obtain control of us. See “Certain Provisions of Our Charter and Bylaws and the Maryland General Corporation Law.”

Risk factors	Investing in our common shares involves certain risks relating to our structure and our investment objective that you should consider before deciding whether to invest in our common shares. In addition, we expect that our portfolio will consist primarily of securities issued by privately-held energy infrastructure companies. These investments may involve a high degree of business and financial risk, and they are generally illiquid. Our portfolio companies typically will require additional outside capital beyond our investment in order to succeed. A large number of entities compete for the same kind of investment opportunities as we seek. We borrow funds to make our investments in portfolio companies. As a result, we are and will be exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings magnify the potential for gain and loss on amounts invested and, therefore, increase the risks associated with investing in our common shares.

Also, we are subject to certain risks associated with valuing our portfolio, changing interest rates, accessing additional capital, fluctuating quarterly results and operating in a regulated environment. See “Risk Factors” for a discussion of factors you should carefully consider before deciding whether to invest in our common shares.

Available information	We have filed with the Securities and Exchange Commission, or SEC, a registration statement on Form N-2, including any amendments thereto and related exhibits, under the Securities Act of 1933, which we refer to as the Securities Act, with respect to our common shares offered by this prospectus. The registration statement contains additional information about us and our common shares being offered by this prospectus.

Our common shares are registered under the Securities Exchange Act of 1934, which we refer to as the Exchange Act, and we are required to file reports, proxy statements and other information with the SEC. This information may be obtained free of charge by contacting us at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210 or by telephone at 1-866-362-9331 or on our website at www.tortoiseadvisors.com/tto.cfm and is also available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. Information posted to our website is not incorporated by reference into this prospectus. You may obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an Internet website, at http://www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, that file documents electronically with the SEC.

SUMMARY OF COMPANY EXPENSES
     The following table and example contain information about the costs and expenses that common stockholders will bear directly or indirectly. In accordance with SEC requirements, the table below shows our expenses, including leverage costs, as a percentage of our net assets as of November 30, 2007, and not as a percentage of gross assets or Managed Assets. By showing expenses as a percentage of net assets, expenses are not expressed as a percentage of all of the assets in which we invest. The table and example are based on our capital structure as of November 30, 2007. As of that date, we had $30,550,000 outstanding under our secured credit facility and senior securities represented approximately ___% of our total assets.
Stockholder transaction expenses (as a percentage of offering price):

Sales Load	___	(1)
Offering Expenses Borne by Us	___	(1)
Dividend Reinvestment Plan Fees(2)	None

Percentage of Net Assets
Attributable to Common
Stockholders(3)
Annual Expenses
Management fee(4)	%
Incentive fee(4)	%
Interest Payments on Borrowed Funds(5)	%
Other Expenses(6)	%
Current Income Tax Expense	%
Deferred Income Tax Expense(7)	%
Total Annual Expenses(8)	%
%
Example
     The following example illustrates the expenses that common stockholders would pay on a $1,000 investment in common stock, assuming (1) total annual expenses of ___% of net assets attributable to common shares, (2) a 5% annual return, and (3) all distributions are reinvested at NAV:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Paid by Common Stockholders(9) (10)	$___	$___	$___	$___
     The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
(1)	If the securities to which this prospectus relates are sold to or through underwriters, the prospectus supplement will set forth any applicable sales load, the estimated offering expenses borne by us and a revised expense example.

(2)	The expenses associated with the administration of our dividend reinvestment plan are included in “Other Expenses.” Stockholders will pay a transaction fee plus brokerage charges if they direct the Plan Agent to sell common stock held in a dividend reinvestment account. See “Dividend Reinvestment Plan.”

(3)	“Net assets attributable to common shares” equals net assets (i.e., total assets less total liabilities and the aggregate liquidation preference of any outstanding shares of preferred stock) of (i) approximately $___ million at November 30, 2007 plus (ii) investments of $ in and $ in , each valued at their purchase price, and (iii) reflecting leverage of approximately $ million as set forth in footnote (5) below.

(4)	Although our management fee is 1.5% (annualized) of our average monthly Managed Assets, the table above reflects expenses as a percentage of net assets. Managed Assets means total assets (including any assets purchased with any borrowed funds) minus accrued liabilities other than (i) deferred taxes and (ii) debt entered into for the purpose of leverage. Net assets is Managed Assets minus deferred taxes, debt entered into for the purposes of leverage and the aggregate liquidation preference of any outstanding preferred shares. See “Adviser — Investment Advisory Agreement — Management Fee.”

We pay our Adviser a fee consisting of two components — a base management fee and an incentive fee. The base management fee is paid quarterly in arrears and is equal to 0.375% (1.5% annualized) of our average monthly Managed Assets for such quarter. The incentive fee consists of two parts. The first part, the investment income fee, is calculated and payable quarterly in arrears and will equal 15% of the excess, if any, of our Net Investment Income for the fiscal quarter over a quarterly hurdle rate equal to 2% (8% annualized) of our average monthly Net Assets for the quarter. For purposes of calculating the investment income fee, “Net Investment Income” means interest income (including accrued interest that we have not yet received in cash), dividend and distribution income from equity investments (but excluding that portion of cash distributions that are treated as return of capital), and any other income (including any fees such as commitment, origination, syndication, structuring, diligence, monitoring, and consulting fees or other fees that we receive from portfolio companies) accrued during the fiscal quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable by us, any interest expense, any accrued income taxes related to Net Investment Income and dividends paid on issued and outstanding preferred stock, if any, but excluding the incentive fees payable to our Adviser). The second part of the incentive fee, the capital gains fee, will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date), and will equal (i) 15% of (a) our net realized capital gains, excluding the impact of current and deferred income taxes, on a cumulative basis from the commencement of our operations on December 8, 2005 to the end of each fiscal year, less (b) any unrealized capital depreciation, excluding the impact of deferred income taxes, at the end of such fiscal year, less (ii) the aggregate amount of all capital gains fees paid to our Adviser in prior years. Our Advisor agreed to use at least 25% of any capital gains fee, if any, received on or prior to December 8, 2007 to purchase our common shares in the open market. As of November 30, 2007, no amount was required to be paid for capital gains incentive fees. For the fiscal year ended November 30, 2007, we accrued $307,611 as a provision for capital gains incentive fees (net of $1,326,001 which represents the portion of the capital gains incentive fee attributable to distributions that were characterized by the Company as return of capital for book purposes and waived as described below). The provision for capital gains incentive fees resulted from the increase in fair value and unrealized appreciation on investments including return of capital on distributions received from investments. Pursuant to the Advisory Agreement, the capital gains incentive fee is paid annually only if there are realization events and only if the calculation defined in the agreement results in an amount due. We may have capital gains and interest income that could result in the payment of an incentive fee to our Adviser in the first year after completion of this offering. Although we cannot predict whether we will meet the necessary performance targets, we have assumed $ as a provision for capital gains incentive fees in this table.
In November 2007, our Adviser agreed to reimburse us an amount equal to 0.25% of our average monthly Managed Assets on a quarterly basis beginning September 1, 2007 and ending December 31, 2008. The Adviser also terminated its right to receive the capital gains incentive fee described above, to the extent such fee would be due as to that portion of any scheduled periodic distributions made possible by the normally recurring cash flow from the operations of our portfolio companies (“Expected Distributions”) that is characterized by us as a return of capital for book purposes. This does not apply to any portion of any distribution from a portfolio company that is not an Expected Distribution.
(5)	Leverage Costs in the table reflect borrowing rates as of November 30, 2007.

(6)	Other Expenses include our estimated overhead expenses, including payment to our transfer agent, our administrative agent and legal and accounting expenses are based on amounts incurred for the fiscal year ended November 30, 2007.

(7)	For the year ended November 30, 2007, we accrued $ in net deferred tax expense primarily related to net investment losses and realized and unrealized gains on investments. Deferred income tax expense represents an estimate of our potential tax liability if we were to recognize the unrealized appreciation of our portfolio assets, which occurred during the year ended November 30, 2007, based on the market value and basis of our assets as of November 30, 2007. Actual income tax expense (if any) will be incurred over many years, depending on if and when investment gains are realized, the then-current basis of assets, the level of net loss carryforwards and other factors.

(8)	The table presented in this footnote presents certain of our annual expenses as a percentage of our Managed Assets as of November 30, 2007, excluding current and deferred income tax expense. In addition, the table presented in this footnote excludes incentive fees as we cannot predict whether we will meet the necessary performance targets to earn such fees.

Percentage of
Managed Assets
Annual Expenses
Management Fee	%
Interest Payments on Borrowed Funds (a)	%
Other Expenses (b)	%
Total annual expenses (excluding current and deferred income tax expenses)	%

(a)	Leverage Costs are calculated as described in footnote (4) above.

(b)	Other Expenses include our estimated overhead expenses including payment to our transfer agent, our administrative agent and legal and accounting expenses are based on amounts incurred for the fiscal year ended November 30, 2007.
(9)	Includes deferred income tax expense. See footnote (7) above for more details.

(10)	The example does not include sales loads or estimated offering costs.

SELECTED FINANCIAL DATA
     The selected financial data set forth below should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Senior Securities” and the financial statements and related notes included in this prospectus. The selected financial date presented below has been derived from our financial statements audited by                     , an independent registered public accounting firm whose report thereon is included herein. The historical data is not necessarily indicative of results to be expected for any future period.

		Period from
		December 8,
		2005 to
	Year Ended	November 30,
	November 30, 2007	2006 (1)
Statements of operations data:
Investment income	$3,034,944	$2,119,843

Base management fees (2)	2,233,670	634,989
All other expenses (3)	2,902,561	360,156

Total expenses	$5,136,231	$995,145

Less expense reimbursement by Adviser	94,181	—
Current and deferred tax expense, net	(3,671,096)	(516,055)
Net realized gain (loss) on investments before current tax benefit	260,290	(1,462)
Unrealized gain on investments before deferred tax expense	10,561,888	328,858

Increase in net assets resulting from operations	$5,143,976	$936,039

Per common share data:
Distributions to common stockholders	$0.67	$0.34
Net increase in stockholder’s equity resulting from operations Basic and diluted	$0.66	$0.30
Net asset value	$13.76	$13.70

	November 30,	November 30,
	2007	2006
Statements of assets and liabilities data:
Short-term investments	$219,502	$5,431,414
Long-term investments	158,416,831	37,144,100
Other assets	319,052	357,498

Total assets	$158,955,385	$42,933,012
Total liabilities	37,042,419	604,610

Total net assets	$121,912,966	$42,328,402

(1)	We were incorporated on September 8, 2005, but did not commence operations until December 8, 2005.

(2)	Includes $1,926,059 accrued as base management fees payable to the Adviser under the Investment Advisory Agreement. Also includes $307,611 accrued as a provision for capital gains incentive fees payable to the Adviser (net of $1,326,001 which represents the portion of the capital gains incentive fee which was attributable to distributions that were characterized by the Company as return of capital for book purposes and was waived as described in this prospectus). The provision for capital gains incentive fees resulted from the increase in fair value and unrealized appreciation on investments. Pursuant to the Investment Advisory Agreement, the capital gains incentive fee is paid annually only if there are realization events and only if the calculation defined in the agreement results in an amount due.

(3)	Excludes current and deferred income taxes. Includes $1,094,677 in operating expenses, $847,421 interest expense on our line of credit, and $228,750 in preferred stock dividends. Also includes $731,713 of non-recurring expenses related to the loss on redemption of the previously outstanding Series A Redeemable Preferred Stock. The Series A Redeemable Preferred Stock issuance in December 2006 was utilized as bridge financing to fund portfolio investments and was fully redeemed upon completion of our initial public offering.

SELECTED QUARTERLY DATA (Unaudited)
     The selected quarterly data set forth below should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Senior Securities” and the financial statements and related notes included in this prospectus. The selected quarterly date presented below, other than for the quarters ended November 30, 2006 and November 30, 2007, has been derived from our unaudited financial statements. The selected quarterly data presented below for the quarters ended November 30, 2006 and November 30, 2007, has been derived from our financial statements audited by                                         , an independent registered public accounting firm whose report thereon is included herein. The historical data is not necessarily indicative of results to be expected for any future period.

	February 28,	May 31,	August 31,	November 30,	February 28,	May 31,	August 31,	November 30,
	2006 (1)	2006	2006	2006	2007	2007	2007	2007

Investment income	$403,505	$347,496	$448,124	$920,718	$391,635	$545,856	$802,674	$1,294,779

Base management fees	136,796	169,367	163,364	165,462	380,067	468,012	512,894	565,086
Capital gain incentive fees (2)	—	—	—	—	487,627	1,008,867	(170,648)	(1,018,235)
All other expenses (3)	97,926	81,929	87,010	93,291	1,233,225	207,967	523,335	938,034
Expense reimburse- ement by Adviser	—	—	—	—	—	—	—	(94,181)

Net expenses	$234,722	$251,296	$250,374	$258,753	$2,100,919	$1,684,846	$865,581	$390,704

Current and deferred tax benefit (expense), net	(61,100)	(34,855)	(163,679)	(256,421)	(795,916)	(2,128,190)	469,929	(1,216,919)
Net realized gain (loss) on investments before current tax benefit	—	—	—	(1,462)	—	13,712	—	246,578
Unrealized gain (loss) on investments before deferred tax expense	—	—	297,054	31,804	2,921,990	6,725,778	(1,137,647)	2,051,767

Increase (decrease) in net assets resulting from operations	$107,683	$61,345	$331,125	$435,886	$416,790	$3,472,310	$(730,625)	$1,985,501

Basic per share increase (decrease) in net assets resulting from operations	$0.03	$0.02	$0.11	$0.14	$0.09	$0.39	$(0.08)	$0.26

(1)	We did not commence operations until December 8, 2005. As a result, the fiscal quarter ended February 28, 2006 was not a full fiscal quarter.

(2)	Includes amounts accrued as a provision for capital gains incentive fees payable to the Adviser, net of amounts waived as described in this prospectus. The provision for capital gains incentive fees resulted from the increase in fair value and unrealized appreciation on investments. Pursuant to the Investment Advisory Agreement, the capital gains incentive fee is paid annually only if there are realization events and only if the calculation defined in the agreement results in an amount due.

(3)	The fiscal quarter ended February 28, 2007 includes $765,059 of non-recurring expenses related to the loss on redemption of the previously outstanding Series A Redeemable Preferred Stock. The Series A Redeemable Preferred Stock issuance was utilized as bridge financing to fund portfolio investments and was fully redeemed upon completion of our initial public offering.

RISK FACTORS
     An investment in our common shares should not constitute a complete investment program for any investor and involves a high degree of risk. Due to the uncertainty in our investments, there can be no assurance that we will achieve our investment objective. You should carefully consider the risks described below, as well as any risk factors included in any prospectus supplement, before making an investment decision.
Risks Related to Our Operations
We have a limited operating history.
     We were incorporated in Maryland on September 8, 2005. We are subject to all of the business risks and uncertainties associated with any business, including the risk that we will not achieve our investment objective and that the value of an investment in our common shares could decline substantially.
Our Adviser will serve as investment adviser to other funds, which may create conflicts of interest not in the best interest of us or our stockholders.
     Our Adviser was formed in October 2002 and has been managing investments in portfolios of MLPs and other issuers in the energy sector since that time, including management of the investments of TYG since February 27, 2004, TYY since May 31, 2005, TYN since October 31, 2005, TTRF since June 2007 and TGOC since July 2007. From time to time the Adviser may pursue areas of investments in which the Adviser has more limited experience.
     Our investment committee is the same for, and all of our Adviser’s employees provide services for, other funds managed by our Adviser. Our Adviser’s services under the investment advisory agreement are not exclusive, and it is free to furnish the same or similar services to other entities, including businesses that may directly or indirectly compete with us so long as its services to us are not impaired by the provision of such services to others. In addition, the publicly traded funds and private accounts managed by our Adviser may make investments similar to investments that we may pursue. Unlike the other funds managed by our Adviser (other than TGOC), we generally target investments in companies that are privately-held or have market capitalizations of less than $250 million, and that are earlier in their stage of development. We also focus on privately-held and micro-cap public energy companies operating in the midstream and downstream segment, and to a lesser extent the upstream segment, of the U.S energy infrastructure sector. TGOC focuses on privately-held companies and publicly traded MLPs in the upstream, and to a lesser extent the midstream, gas and oil segments of the energy sector and could contemplate an investment that falls within our investment focus. Accordingly, our Adviser and the members of its investment committee may have obligations to other investors, the fulfillment of which might not be in the best interests of us or our stockholders, and it is possible that our Adviser might allocate investment opportunities to other entities, limiting attractive investment opportunities available to us. However, our Adviser intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies, and in accordance with written allocation policies and procedures of our Adviser, so that we will not be disadvantaged in relation to any other client.
We are dependent upon our Adviser’s key personnel for our future success.
     We depend on the diligence, expertise and business relationships of the senior management of our Adviser. The Adviser’s investment professionals and senior management will evaluate, structure, close and monitor our investments. Our future success will depend on the continued service of the senior management team of our Adviser. The departure of one or more investment professionals of our Adviser could have a material adverse effect on our ability to achieve our investment objective and on the value of our common shares. We will rely on certain employees of the Adviser who will be devoting significant amounts of their time to non-Company related activities of the Adviser. To the extent the Adviser’s investment professionals and senior management are unable to, or do not, devote sufficient amounts of their time and energy to our affairs, our performance may suffer.
The incentive fee payable to our Adviser may create conflicting incentives.
     The incentive fee payable by us to our Adviser may create an incentive for our Adviser to make investments on our behalf that are riskier or more speculative than would be the case in the absence of such a compensation arrangement. Because a portion of the incentive fee payable to our Adviser is calculated as a percentage of the amount of our net investment income that exceeds a hurdle rate, our Adviser may imprudently use leverage to increase the return on our investments. Under some circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common shares. In addition, our Adviser will receive an incentive fee based, in part, upon net realized capital gains on our investments. Unlike the portion of the incentive fee based on net investment income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, our Adviser may have an incentive to pursue investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative or long term securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns or longer return cycles.
     We may be required to pay an incentive fee even in a fiscal quarter in which we have incurred a loss. For example, if we have pre-incentive fee net investment income above the hurdle rate and realized capital losses, we will be required to pay the investment income portion of the incentive fee.
     The investment income portion of the incentive fee payable by us will be computed and paid on income that may include interest that has been accrued but not yet received in cash, and the collection of which is uncertain or deferred. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the investment income portion of the incentive fee will become uncollectible. Our Adviser will not be required to reimburse us for any such incentive fee payments.
Our Adviser and its management have limited experience operating under the constraints imposed on us as a BDC.
     The 1940 Act imposes numerous constraints on the operations of BDCs. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private or thinly traded U.S. public companies, cash, cash equivalents, U.S. Government securities and other high quality debt investments that mature in one year or less. These constraints, among others, may hinder the Adviser’s ability to take advantage of attractive investment opportunities and to achieve our investment objective. Our Adviser’s experience operating under these constraints is limited to the period since our commencement of operations in 2005.
Because we expect to distribute substantially all of our income to our stockholders, we will continue to need additional capital to make new investments. If additional funds are unavailable or not available on favorable terms, our ability to make new investments will be impaired.
     Our business will require a substantial amount of capital in addition to the proceeds of this offering if we distribute substantially all of our income to our stockholders and we are to make new investments. We have entered into a secured revolving credit facility and intend to use a portion of the proceeds of this offering to repay the outstanding balance of that credit facility. We may acquire additional capital from the issuance of securities senior to our common shares, including additional borrowings or other indebtedness or the issuance of additional securities. We may also acquire additional capital through the issuance of additional equity. However, we may not be able to raise additional capital in the future on favorable terms or at all. Our credit facility contains a covenant precluding us from incurring additional debt. We may issue debt securities, other instruments of indebtedness or preferred stock, and we intend to borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. The 1940 Act permits us to issue senior securities in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. Our ability to pay distributions or issue additional senior securities is restricted if our asset coverage ratio is not at least 200%, or put another way, the value of our assets (less all liabilities and indebtedness not represented by senior securities) must be at least twice that of any outstanding senior securities (plus the aggregate involuntary liquidation preference of any preferred stock). If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales may be disadvantageous. As a result of issuing senior securities, we will also be exposed to typical risks associated with leverage, including increased risk of loss. If we issue preferred securities which will rank “senior” to our common shares in our capital structure, the holders of such preferred securities may have separate voting rights and other rights, preferences or privileges more favorable than those of our common shares, and the issuance of such preferred securities could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for security holders or otherwise be in our best interest.
     To the extent our ability to issue debt or other senior securities is constrained, we will depend on issuances of additional common shares to finance new investments. As a BDC, we generally are not be able to issue additional common shares at a price below NAV (net of any sales load (underwriting discount)) without first obtaining required approvals of our stockholders and our independent directors which could constrain our ability to issue additional equity. Our stockholders granted us the authority to sell our common shares below NAV, subject to certain conditions. This authority extended through December 20, 2007 and we are seeking approval to sell our common shares below net asset value at our 2008 Annual Stockholder Meeting. See “Determination of Net Asset Value—Determinations in Connection with Offerings.” If we raise additional funds by issuing more of our common shares or senior securities convertible into, or exchangeable for, our common shares, the percentage ownership of our stockholders at that time would decrease, and you may experience dilution.
As a BDC, we are subject to limitations on our ability to engage in certain transactions with affiliates.
     As a BDC, we are prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our independent directors or the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits “joint” transactions with an affiliate, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person, or entering into joint transactions with such person, absent prior approval of the SEC.
If an investment that was initially believed to be a qualifying asset is later deemed not to have been a qualifying asset at the time of investment, we could lose our status as a BDC or be precluded from investing according to our current business plan.
     As a BDC, we must not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70 percent of our total assets are qualifying assets. If an investment that was originally believed to be a qualifying asset is later deemed not to have been a qualifying asset at the time of investment, our status as a BDC may be jeopardized or we may be precluded from investing according to our current business plan, either of which would have a material adverse effect on our business, financial condition and results of operations. We also may be required to dispose of investments, which could have a material adverse effect on us and our shareholders, because even if we were successful in finding a buyer, we may have difficulty in finding a buyer to purchase such investments on favorable terms or in a sufficient timeframe.
We may choose to invest a portion of our portfolio in investments that may be considered highly speculative and that could negatively impact our ability to pay distributions and cause you to lose part of your investment.
     The 1940 Act permits a BDC to invest up to 30% of its assets in investments that do not meet the test for “qualifying assets.” Such investments may be made by us with the expectation of achieving a higher rate of return or increased cash flow with a portion of our portfolio and may fall outside of our targeted investment criteria. These investments may be made even though they may expose us to greater risks than our other investments and may consequently expose our portfolio to more significant losses than may arise from our other investments. We may invest up to 30% of our total assets in assets that are non qualifying assets in among other things, high yield bonds, bridge loans, distressed debt, commercial loans, private equity, and securities of public companies or secondary market purchases of securities of target portfolio companies. Such investments could impact negatively our ability to pay you distributions and cause you to lose part of your investment.
Our debt increases the risk of investing in us.
     We have a $50 million secured revolving credit facility with U.S. Bank National Association, as lender, agent and lead arranger, First National Bank of Kansas and Wells Fargo Bank, N.A. The credit facility terminates on March 20, 2009. As of November 30, 2007, we had an outstanding balance of approximately $30.6 million under the credit facility. The credit facility precludes us from incurring additional debt and we may face liquidity constraints as a result. We may in the future incur incremental debt to increase our ability to make investments. Lenders from whom we may borrow money or holders of our debt securities will have fixed dollar claims on our assets that are superior to the claims of our stockholders, and we have and may grant a security interest in our assets in connection with our debt. In the case of a liquidation event, those lenders or note holders would receive proceeds before our stockholders. In addition, debt, also known as leverage, magnifies the potential for gain or loss on amounts invested and, therefore, increases the risks associated with investing in our securities. Leverage is generally considered a speculative investment technique and the costs of any leverage transactions will be borne by our stockholders. In addition, because the base management fee we pay to our Adviser is based on Managed Assets (which includes any assets purchased with borrowed funds), our Adviser may imprudently borrow funds in an attempt to increase our managed assets and in conflict with our or our stockholders’ best interests. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common shares to increase more than it otherwise would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause the net asset value attributable to our common shares to decline more than it otherwise would have had we not leveraged. Similarly, any increase in our revenue in excess of interest expense on our borrowed funds would cause our net income to increase more than it would without the leverage. Any decrease in our revenue would cause our net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on our common shares. Our ability to service any debt that we incur will depend largely on our financial performance and the performance of our portfolio companies and will be subject to prevailing economic conditions and competitive pressures.
     Illustration. The following table illustrates the effect of leverage on returns from an investment in our common shares assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

Assumed Return on our Portfolio
(Net of Expenses)
-10%	-5%	0%	5%	10%
Corresponding return to stockholder(1)%	%	%	%	%

(1)	Assumes $ in total assets, $ in debt outstanding, $ in stockholders’ equity and an average cost of funds of %. Actual interest payments may be different.
We operate in a highly competitive market for investment opportunities.
     We compete with public and private funds, commercial and investment banks and commercial financing companies to make the types of investments that we plan to make in the U.S. energy infrastructure sector. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than us. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, allowing them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC.
We may not be able to invest the proceeds of this offering as quickly as expected in the energy infrastructure sector, and our interim investments will generate lower rates of return.
     We anticipate that it may take six to nine months to invest any available net proceeds of this offering in securities meeting our investment objective. However, it could take a longer time to invest any available net proceeds, depending on the availability of appropriate investment opportunities and market conditions. Pending such investments, we expect the proceeds of this offering will be invested in cash, cash equivalents, U.S. government securities and other high quality debt instruments that mature within one year or less from the date of investment. As our temporary investments may generate lower projected returns than our core investment strategy, we may experience lower returns during this period and may not be able to pay distributions during this period comparable to the distributions that we may be able to pay when any available net proceeds of this offering are fully invested in securities meeting our investment objective. See “Use of Proceeds.”
Our quarterly results may fluctuate.
     We could experience fluctuations in our quarterly operating results due to a number of factors, including the return on our equity investments, the interest rates payable on our debt investments, the default rates on such investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.
Our portfolio may be concentrated in a limited number of portfolio companies.
     We currently have investments in a limited number of portfolio companies. An inherent risk associated with this investment concentration is that we may be adversely affected if one or two of our investments perform poorly or if we need to write down the value of any one investment. Financial difficulty on the part of any single portfolio company or the failure of a portfolio company to make distributions will expose us to a greater risk of loss than would be the case if we were a “diversified” company holding numerous investments.
Our investments in privately-held companies present certain challenges, including the lack of available information about these companies and a greater inability to liquidate our investments in an advantageous manner.

     We primarily make investments in privately-held companies. Generally, little public information will exist about these companies, and we will be required to rely on the ability of our Adviser to obtain adequate information to evaluate the potential risks and returns involved in investing in these companies. If our Adviser is unable to obtain all material information about these companies, including with respect to operational, regulatory, environmental, litigation and managerial risks, our Adviser may not make a fully-informed investment decision, and we may lose some or all of the money invested in these companies. In addition, our Adviser may inappropriately value the prospects of an investment, causing us to overpay for such investment and fail to receive an expected or projected return on its investment. Substantially all of these securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of these investments may make it difficult for us to sell such investments at advantageous times and prices or in a timely manner. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we previously have recorded our investments. We also may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or one of our affiliates have material non-public information regarding such portfolio company.
Most of our portfolio investments are and will continue to be recorded at fair value as determined in good faith by our Board of Directors. As a result, there is and will continue to be uncertainty as to the value of our portfolio investments.
     Most of our investments are and will be in the form of securities or loans that are not publicly traded. The fair value of these investments may not be readily determinable. We will value these investments quarterly at fair value as determined in good faith by our Board of Directors. We have retained Duff & Phelps, LLC (an independent valuation firm) to provide third party valuation consulting services which consist of certain limited procedures that the Board of Directors has identified and requested they perform. For the year ended November 30, 2007, the Board of Directors requested Duff & Phelps, LLC to perform the limited procedures on investments in 10 portfolio companies comprising approximately 94.7% of the total investments at fair value as of November 30, 2007. Duff & Phelps, LLC’s limited procedures did not involve an audit, review, compilation or any other form of examination or attestation under the standards of the Public Company Accounting Oversight Board (United States). Upon completion of the limited procedures, Duff & Phelps, LLC concluded that the fair value of the investments subjected to the limited procedures did not appear to be unreasonable. The Board of Directors are ultimately and solely responsible for determining the fair value of the investments in good faith. The types of factors that may be considered in fair value pricing of an investment include the nature and realizable value of any collateral, the portfolio company’s earnings and ability to make payments, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations are inherently uncertain, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. As a result, we may not be able to dispose of our holdings at a price equal to or greater than the determined fair value, which could have a negative impact on our net asset value.
Our equity investments may decline in value.
     The equity securities in which we invest may not appreciate or may decline in value. We may thus not be able to realize gains from our equity securities, and any gains that we do realize on the disposition of any equity securities may not be sufficient to offset any other losses we experience. As a result, the equity securities in which we invest may decline in value, which may negatively impact our ability to pay distributions and cause you to lose all or part of your investment.
An investment in MLPs will pose risks unique from other equity investments.
     An investment in MLP securities involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of units issued by an MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statue of that state.
     Holders of MLP units are also exposed to the risk that they be required to repay amounts to the MLP that are wrongfully distributed to them. In addition, the value of our investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the MLP would be obligated to pay income tax at the entity level and distributions received by us generally would be taxed as dividend income. As a result, there could be a material reduction in our cash flow and there could be a material decrease in the value of our common shares.
Unrealized decreases in the value of debt investments in our portfolio may impact the value of our common shares and may reduce our income for distribution.
     As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board of Directors. Decreases in the market values or fair values of our debt investments will be recorded as unrealized depreciation. Any unrealized depreciation in our investment portfolio could be an indication of a portfolio company’s inability to meet its obligations to us with respect to the loans whose market values or fair values decreased. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.
When we are a minority equity or a debt investor in a portfolio company, we may not be in a position to control that portfolio company.
     When we make minority equity investments or invest in debt, we will be subject to the risk that a portfolio company may make business decisions with which we may disagree, and that the stockholders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our investments.
Our portfolio companies can incur debt that ranks senior to our equity investments in such companies.
     Portfolio companies in which we invest usually will have, or may be permitted to incur, debt that ranks senior to our equity investments. As a result, payments on such securities may have to be made before we receive any payments on our investments. For example, these debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to our investments. These debt instruments will usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt. In the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying its senior creditors, a portfolio company may not have any remaining assets to use to repay its obligation to us or provide a full or even partial return of capital on an equity investment made by us.
If our investments do not meet our performance expectations, you may not receive distributions.
     We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. See “Regulation.” Also, restrictions and provisions in any future credit facilities and debt securities may limit our ability to make distributions. We cannot assure you that you will receive distributions at a particular level or at all.
The lack of liquidity in our investments may adversely affect our business, and if we need to sell any of our investments, we may not be able to do so at a favorable price. As a result, we may suffer losses.
     We generally expect to invest in the equity of companies whose securities are not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly-traded securities. We also expect to invest in debt securities with terms of five to ten years and hold such investments until maturity. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. However, to maintain our status as a BDC, we may have to dispose of investments if we do not satisfy one or more of the applicable criteria under the regulatory framework. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.
We will be exposed to risks associated with changes in interest rates.

     Equity securities may be particularly sensitive to rising interest rates, which generally increase borrowing costs and the cost of capital and may reduce the ability of portfolio companies in which we own equity securities to either execute acquisitions or expansion projects in a cost-effective manner or provide us liquidity by completing an initial public offering or completing a sale. Fluctuations in interest rates will also impact any debt investments we make. Changes in interest rates may also negatively impact the costs of our outstanding borrowings, if any.
We may not have the funds to make additional investments in our portfolio companies.
     After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected yield on the investment.
Changes in laws or regulations or in the interpretations of laws or regulations could significantly affect our operations and cost of doing business.
     We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, we may have to incur significant expenses in order to comply, or we may have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, or fail to obtain licenses that may become necessary for the conduct of our business, we may be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business, results of operations or financial condition.
Our internal controls over financial reporting may not be adequate, and our independent registered public accounting firms may not be able to certify as to their adequacy, which could have a significant and adverse effect on our business and reputation.
     We are evaluating our internal controls over financial reporting. We plan to design enhanced processes and controls to address any issues that might be identified. As a result, we expect to incur significant additional expenses in the near term, which will negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of management’s time and attention. We cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations and may not be able to ensure that the process is effective or that the internal controls are or will be effective in a timely manner. Beginning with our annual report for our fiscal year ended November 30, 2008, our management will be required to report on our internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 and rules and regulations of the SEC thereunder. We will be required to review on an annual basis our internal controls over financial reporting, and to disclose on a quarterly basis changes that have materially affected, or are reasonably likely to materially affect, our internal controls over financial reporting. There can be no assurance that our quarterly reviews will not identify material weaknesses.
Provisions of the Maryland General Corporation Law and our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common shares.
     The Maryland General Corporation Law and our charter and bylaws contain provisions that may have the effect of discouraging, delaying or making difficult a change in control of our company or the removal of our incumbent directors. We will be covered by the Business Combination Act of the Maryland General Corporation Law to the extent that such statute is not superseded by applicable requirements of the 1940 Act. However, our Board of Directors has adopted a resolution exempting us from the Business Combination Act for any business combination between us and any person to the extent that such business combination receives the prior approval of our board, including a majority of our directors who are not interested persons as defined in the 1940 Act.
     Under our charter, our Board of Directors is divided into three classes serving staggered terms, which will make it more difficult for a hostile bidder to acquire control of us. In addition, our Board of Directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock. See “Description of Capital Stock.” Subject to compliance with the 1940 Act, our Board of Directors may, without stockholder action, amend our charter to increase the number of shares of stock of any class or series that we have authority to issue. The existence of these provisions, among others, may have a negative impact on the price of our common shares and may discourage third party bids for ownership of our company. These provisions may prevent any premiums being offered to you for our common shares.
Risks Related to an Investment in the U.S. Energy Infrastructure Sector
Our portfolio is and will continue to be concentrated in the energy infrastructure sector, which will subject us to more risks than if we were broadly diversified.
     We invest primarily in privately-held and micro-cap public energy companies. Because we are specifically focused on the energy infrastructure sector, investments in our common shares may present more risks than if we were broadly diversified over numerous sectors of the economy. Therefore, a downturn in the U.S. energy infrastructure sector would have a larger impact on us than on an investment company that does not concentrate in one sector of the economy. The energy infrastructure sector can be significantly affected by the supply of and demand for specific products and services; the supply and demand for crude oil, natural gas, and other energy commodities; the price of crude oil, natural gas, and other energy commodities; exploration, production and other capital expenditures; government regulation; world and regional events and economic conditions. At times, the performance of securities of companies in the energy infrastructure sector may lag the performance of securities of companies in other sectors or the broader market as a whole.
The portfolio companies in which we invest are subject to variations in the supply and demand of various energy commodities.
     A decrease in the production of natural gas, natural gas liquids, crude oil, coal, refined petroleum products or other energy commodities, or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution, may adversely impact the financial performance of companies in the energy infrastructure sector. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, political events, OPEC actions, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, failure to obtain necessary permits, unscheduled outages, unanticipated expenses, inability to successfully carry out new construction or acquisitions, import supply disruption, increased competition from alternative energy sources or related commodity prices. Alternatively, a sustained decline in demand for such commodities could also adversely affect the financial performance of companies in the energy infrastructure sector. Factors that could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices or weather.
Many companies in the energy infrastructure sector are subject to the risk that they, or their customers, will be unable to replace depleted reserves of energy commodities.
     Many companies in the energy infrastructure sector are either engaged in the production of natural gas, natural gas liquids, crude oil, refined petroleum products or coal, or are engaged in transporting, storing, distributing and processing these items on behalf of producers. To maintain or grow their revenues, many customers of these companies need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of companies in the energy infrastructure sector may be adversely affected if the companies to which they provide service are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline.
Our portfolio companies are and will be subject to extensive regulation because of their participation in the energy infrastructure sector.
     Companies in the energy infrastructure sector are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future that likely would increase compliance costs and may adversely affect the financial performance of companies in the energy infrastructure sector and the value of our investments in those companies.
Our portfolio companies are and will be subject to the risk of fluctuations in commodity prices.

     The operations and financial performance of companies in the energy infrastructure sector may be directly affected by energy commodity prices, especially those companies in the energy infrastructure sector owning the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand or supply, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of companies in the energy infrastructure sector that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for companies in the energy infrastructure sector to raise capital to the extent the market perceives that their performance may be tied directly or indirectly to commodity prices. Historically, energy commodity prices have been cyclical and exhibited significant volatility.
Our portfolio companies are and will be subject to the risk of extreme weather patterns.
     Extreme weather patterns, such as hurricane Ivan in 2004 and hurricanes Katrina and Rita in 2005, could result in significant volatility in the supply of energy and power. This volatility may create fluctuations in commodity prices and earnings of companies in the energy infrastructure sector. Moreover, any extreme weather patterns, such as hurricanes Katrina and Rita, could adversely impact the assets and valuation of our portfolio companies.
Acts of terrorism may adversely affect us.
     The value of our common shares and our investments could be significantly and negatively impacted as a result of terrorist activities, such as the terrorist attacks on the World Trade Center on September 11, 2001; war, such as the war in Iraq and its aftermath; and other geopolitical events, including upheaval in the Middle East or other energy producing regions. The U.S. government has issued warnings that energy assets, specifically those related to pipeline infrastructure, production facilities and transmission and distribution facilities, might be specific targets of terrorist activity. Such events have led, and in the future may lead, to short-term market volatility and may have long-term effects on the U.S. economy and markets. Such events may also adversely affect our business and financial condition.
Additional Risks to Common Stockholders
Our use of leverage increases the risk of investing in us and will increase the costs borne by common stockholders.
     Our use of leverage through the issuance of any preferred stock or debt securities, and any additional borrowings or other transactions involving indebtedness (other than for temporary or emergency purposes) are or would be considered “senior securities” for purposes of the 1940 Act and create risks. Leverage is a speculative technique that may adversely affect common stockholders. If the return on securities acquired with borrowed funds or other leverage proceeds does not exceed the cost of the leverage, the use of leverage could cause us to lose money. Successful use of leverage depends on the Adviser’s ability to predict or hedge correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used. Because the fee paid to the Adviser will be calculated on the basis of Managed Assets, the fees will increase when leverage is utilized, giving the Adviser an incentive to utilize leverage.
     Our issuance of senior securities involves offering expenses and other costs, including interest payments, which are borne indirectly by our common stockholders. Fluctuations in interest rates could increase interest or dividend payments on our senior securities, and could reduce cash available for distribution on common stock. Increased operating costs, including the financing cost associated with any leverage, may reduce our total return to common stockholders.
     The 1940 Act and/or the rating agency guidelines applicable to senior securities impose asset coverage requirements, dividend limitations, voting right requirements (in the case of the senior equity securities), and restrictions on our portfolio composition and our use of certain investment techniques and strategies. The terms of any senior securities or other borrowings may impose additional requirements, restrictions and limitations that are more stringent than those currently required by the 1940 Act, and the guidelines of the rating agencies that rate outstanding senior securities. These requirements may have an adverse effect on us and may affect our ability to pay distributions on common stock and preferred stock. To the extent necessary, we intend to redeem our senior securities to maintain the required asset coverage. Doing so may require that we liquidate portfolio securities at a time when it would not otherwise be desirable to do so. Nevertheless, it is not anticipated that the 1940 Act requirements, the terms of any senior securities or the rating agency guidelines will impede the Adviser in managing our portfolio in accordance with our investment objective and policies.

Sales of our common stock may put pressure on our stock price.
     The sale of our common stock (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for our common stock. An increase in the number of common shares available may put downward pressure on the market price for our common stock. If our stockholders grant us the authority to sell our common stock below NAV, such ability may increase this pressure. These sales also might make it more difficult for us to sell additional equity securities in the future at a time and price we deem appropriate.
Common stockholders may experience dilution.
     The voting power of current stockholders will be diluted to the extent that current stockholders do not exercise subscription rights offered in a rights offering, do not purchase shares in any future common stock offerings or do not in either situation purchase sufficient shares to maintain their percentage interest. In addition, if we sell shares of common stock below NAV, our NAV will fall immediately after such issuance. See “Description of Securities—Common Stock—Issuance of Additional Shares” which includes a table reflecting the dilutive effect of selling our common stock below NAV.
     If we are unable to invest the proceeds of such offering as intended, our per share distribution may decrease and we may not participate in market advances to the same extent as if such proceeds were fully invested as planned.
Our common shares are subject to market discount risk.
     Our common stock has a limited trading history and has traded both at a premium and at a discount in relation to NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV. Shares of closed-end investment companies frequently trade at a discount from NAV, but in some cases have traded above NAV. Continued development of alternative vehicles for investment in MLP securities may contribute to reducing or eliminating any premium or may result in our shares trading at a discount. The risk of the shares of common stock trading at a discount is a risk separate from the risk of a decline in our NAV as a result of investment activities. Our NAV will be reduced immediately following an offering of our common or preferred stock, due to the offering costs for such stock, which are borne entirely by us. Although we also bear the offering costs of debt securities, such costs are amortized over time and therefore do not impact our NAV immediately following an offering.
     Whether stockholders will realize a gain or loss upon the sale of our common stock depends upon whether the market value of the common shares at the time of sale is above or below the price the stockholder paid, taking into account transaction costs for the common shares, and is not directly dependent upon our NAV. Because the market value of our common stock will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond our control, we cannot predict whether our common stock will trade at, below or above NAV, or at, below or above the public offering price for common stock.
Additional Risks to Senior Security Holders
     Generally, an investment in preferred stock or debt securities (collectively, “senior securities”) is subject to the following risks:
We will be subject to interest rate risk.
     Auction rate senior securities pay dividends or interest based on short-term interest rates. If short-term interest rates rise, dividends or interest on the auction rate senior securities may rise so that the amount of dividends or interest due to holders of auction rate senior securities would exceed the cash flow generated by our portfolio securities. This might require us to sell portfolio securities at a time when we would otherwise not do so, which may affect adversely our future ability to generate cash flow. In addition, rising market interest rates could impact negatively the value of our investment portfolio, reducing the amount of assets serving as asset coverage for the senior securities.
Preferred stock will be junior to any outstanding notes or other borrowings.
     Preferred stock will be junior in liquidation and with respect to distribution rights to debt securities and any other borrowings. Senior securities representing indebtedness may constitute a substantial lien and burden on preferred stock by reason of their prior claim against our income and against our net assets in liquidation. We may not be permitted to declare dividends or other distributions with respect to any series of preferred stock unless at such time we meet applicable asset coverage requirements and the payment of principal or interest is not in default with respect to any notes or other borrowings.
We may be subject to ratings and asset coverage risk.
     To the extent that senior securities are rated, a rating does not eliminate or necessarily mitigate the risks of investing in our senior securities, and a rating may not fully or accurately reflect all of the credit and market risks associated with a security. A rating agency could downgrade the rating of our shares of preferred stock or debt securities, which may make such securities less liquid at an auction or in the secondary market, though probably with higher resulting interest rates. If a rating agency downgrades the rating assigned to a senior security, we may alter our portfolio or redeem the senior security. We may voluntarily redeem a senior security under certain circumstances.
Inflation may negatively impact our senior securities.
     Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or “real” value of an investment in preferred stock or debt securities or the income from that investment will be worth less in the future. As inflation occurs, the real value of the preferred stock or debt securities and the dividend payable to holders of preferred stock or interest payable to holders of debt securities declines. In an inflationary period, however, it is expected that dividend or interest rates would increase, tending to offset this risk.
We may be exposed to auction risk.
     To the extent that senior securities trade through an auction, there are certain risks associated with participating in an auction and certain risks if you try to sell senior securities outside of an auction in the secondary market. These risks will be described in more detail in an applicable prospectus supplement if we issue auction rate senior securities pursuant to this registration statement.
We will be subject to NAV Risk.
     A material decline in our NAV may impair our ability to maintain required levels of asset coverage for our preferred stock or debt securities.
Additional Risks Related to Warrants and Subscription Rights
We cannot assure you that an active public market for our warrants or subscription rights will develop.
     Currently, no public market exists for our warrants or for subscription rights we may issue. We cannot assure you that one will develop or be sustained after this offering. We do not currently intend to apply to list the warrants, and may not list or any subscription rights, on any national securities exchange or Nasdaq market.
There may be dilution of the value of our common shares when our warrants or subscription rights are exercised or if we issue common shares below our net asset value.
     The issuance of additional common shares upon the exercise of any warrants or subscription rights, if the warrants or subscription rights are exercised at a time when the exercise price is less than the net asset value per share of our common shares, will have a dilutive effect on the value of our common shares.
The warrants or subscription rights may have no value in bankruptcy.
     In the event a bankruptcy or reorganization is commenced by or against us, a bankruptcy court may hold that unexercised warrants or subscription rights are executory contracts subject to rejection by us with approval of the bankruptcy court. As a result, holders of warrants or subscription rights may, even if sufficient funds are available, not be entitled to receive any consideration or may receive an amount less than they would be entitled to if they had exercised their warrants or subscription rights prior to the commencement of any such bankruptcy or reorganization.

As a holder of warrants or subscription rights, you will not receive distributions on our common shares.
     Holders of warrants or subscription rights will not have the right to receive any distributions so long as their warrants or subscription rights are unexercised.

USE OF PROCEEDS
     Unless otherwise specified in a prospectus supplement, we will invest the net proceeds of any sales of securities (including any net proceeds received upon their exercise) to invest in prospective portfolio companies in accordance with our investment objective and policies within approximately three to six months of receipt of such proceeds. We may also use proceeds from the sale of our securities to retire all or a portion of any debt we incur under our secured credit facility in pursuit of our investment objective and policies, retire or redeem other senior securities, and for working capital purposes, including the payment of distributions, interest and operating expenses, although there is currently no intent to issue securities primarily for this purpose. Our investments may be delayed if suitable investments are unavailable at the time or for other reasons. Pending such investment, we anticipate that we will invest the proceeds in securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations. A delay in the anticipated use of proceeds could lower returns, reduce our distribution to common stockholders and reduce the amount of cash available to make dividend and interest payments on preferred stock and debt securities, respectively. We will not receive any of the proceeds from a sale of our common stock by any selling stockholder.

PRICE RANGE OF COMMON SHARES AND DISTRIBUTIONS
     Our common shares began trading on the NYSE under the symbol “TTO” on February 2, 2007. Prior to such date, there was no public market for our common shares.
     The following table sets forth the range of high and low sales prices of our common shares as reported on the NYSE, and the distributions declared by us for each fiscal quarter since our initial public offering.

							Premium/	Premium/
							Discount	Discount	Cash
			Price Range				of High Sales	of Low Sales	Distribution
	NAV(1)		High		Low		Price to NAV	Price to NAV	per Share(2)
2008
First quarter	$		$		$		%	%	$0.25
March 1, 2008 through ______, 2008	$		$		$		%	%	$
2007
First quarter		$13.84		$15.03		$14.50	8.6%	4.77%	$0.10
Second quarter		$14.05		$18.47		$14.31	31.46%	1.85%	$0.16
Third quarter		$13.77		$18.99		$13.79	37.91%	0.15%	$0.18
Fourth quarter		$13.76		$15.29		$11.66	11.11%	(15.26)%	$0.23

(1)	Net asset value per share is generally determined as of the last day in the relevant period and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)	Represents the distribution declared in the specified period.
     The last reported price for our common shares on the NYSE on                     , 2008 was $      per share.
     Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our common shares will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. At times, our common shares have traded at a premium to net asset value and at times our shares of common stock have traded at a discount to the net assets attributable to those shares. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.
     On November 12, 2007, our Board of Directors declared, and on November 30, 2007 we paid, a $0.23 per share distribution to shareholders of record as of November 23, 2007. On February 11, 2008, our Board of Directors declared, and on March 3, 2008 we paid, a $0.25 per share distribution to stockholders of record on February 21, 2008.
     We intend, subject to adjustment at the discretion of our Board of Directors, to pay out substantially all of the amounts we receive as recurring cash or paid-in-kind distributions on equity securities we own and interest payments on debt securities we own, less current or anticipated operating expenses, current income taxes on our income and our leverage costs.
     We have an “opt out” dividend reinvestment plan. As a result, unless a stockholder opts out, distributions will be reinvested in our common shares pursuant to our dividend reinvestment plan. See “Certain U.S. Federal Income Tax Considerations” and “Dividend Reinvestment Plan.” We anticipate that only a portion of distributions we make on the common shares will be treated as taxable dividend income to our stockholders. If you are an individual citizen or resident of the United States or a United States estate or trust for U.S. federal income tax purposes and meet certain holding period and other applicable requirements, the portion of such distributions treated as taxable dividend income will be “qualified dividend income” currently subject to a maximum 15% U.S. federal income tax rate. See “Certain U.S. Federal Income Tax Considerations — Taxation of U.S. Stockholders.”
     As a BDC, we are prohibited from paying distributions if doing so would cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act. Distributions also may be limited by the terms of any of our borrowings. It is our objective to invest our assets and structure our borrowings so as to permit stable and consistently growing distributions. However, there can be no assurances that we will achieve that objective or that our results will permit the payment of any cash distributions. For a more detailed discussion, see “Regulation.” See also “Certain U.S. Federal Income Tax Considerations.”

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors,” “Forward-Looking Statements” and elsewhere in this prospectus.
Overview
We invest in companies operating in the U.S. energy infrastructure sector, primarily in privately-held and micro-cap public companies focused on the midstream and downstream segments, and to a lesser extent the upstream segment. We believe companies in the energy infrastructure sector generally produce stable cash flows as a result of their fee-based revenues and have limited direct commodity price risk. Our goal is to provide our stockholders with a high level of total return, with an emphasis on distributions and distribution growth. We invest primarily in the equity securities of companies that we expect to pay us distributions on a current basis and provide us distribution growth.
We have elected to be regulated as a BDC under the 1940 Act. We are classified as a closed-end, non-diversified management investment company under the 1940 Act. As a BDC, we are subject to numerous regulations and restrictions. Unlike most investment companies, we are, and intend to continue to be, taxed as a general business corporation under the Code.
Portfolio and Investment Activity
As of November 30, 2007, the value of our investment portfolio (excluding short-term investments) totaled $158,416,831 including equity investments of $147,616,831 and debt investments of $10,800,000, across the following segments of the energy infrastructure sector:

     The following table summarizes our investments as of November 30, 2007:

				Fair Market
Name of Portfolio	Nature of its	Securities	Amount Invested	Value	Current
Company (Segment)	Principal Business	Held by Us	(in millions)	(in millions)	Yield
Eagle Rock Energy Partners, L.P. (Midstream)	Gatherer and processor of natural gas in north and east Texas and Louisiana	Common Units	$12.2	$13.9	8.0	%(1)

High Sierra Energy, LP (Midstream)	Marketer, processor and transporter of hydrocarbons with operations primarily in Colorado, Wyoming and Florida	Common Units	24.8	27.3	9.8	%(1)
High Sierra Energy GP, LLC (Midstream)	General Partner of High Sierra Energy, LP	GP Interest	2.0	2.8	2.0	%(2)
Quest Midstream Partners, L.P. (Midstream)	Operator of natural gas gathering pipeline network in the Cherokee Basin; recently purchased an interstate pipeline	Common Units	22.2	21.9	9.2	%(1)
Millennium Midstream Partners, LP (Midstream)	Gatherer and processor of natural gas in Texas, Louisiana and offshore Gulf of Mexico	Class A Common Units Incentive Distribution Rights	17.5	15.7	8.5	%(1)
LONESTAR Midstream Partners, LP (Midstream)	Gatherer and processor of natural gas in six counties in Texas	Class A Units	23.4	23.4	8.0	%(1)(3)(4)
LSMP GP, LP (Midstream)	General Partner of LONESTAR Midstream Partners, LP	GP LP Units	0.5	0.7	1.7	%(1)(3(4)
Mowood, LLC (Downstream)	Natural gas distribution in central	Equity interest Subordinated Debt	1.5	2.8	10.0	%(5)
	Missouri with Department of Defense contract through 2014 and landfill gas to energy projects		7.1	7.1	12.0%
Legacy Reserves LP (Upstream)	Oil and natural gas exploitation and development in the Permian Basin	Limited Partner Units	4.5	5.7	10.1	%(1)
Abraxas Energy Partners, L.P. (Upstream)	Natural gas and oil exploitation and development in the Delaware and Gulf Coast Basins of Texas	Common Units	7.5	7.4	9.0	%(1)
EV Energy Partners, L.P. (Upstream)	Acquirer, producer and developer of oil and gas properties	Common Units	7.5	7.4	6.5	%(1)
VantaCore Partners LP (Aggregate)	Acquirer and operator of aggregate companies, with quarry operations in Clarksville, TN.	Common Units Incentive Distribution Rights	8.5	9.5	9.5	%(1)
		Secured Credit Facility	3.8	3.8	10.7	%(6)

International Resource Partners LP (Coal)	Operator of both metallurgical and steam coal mines in Central Appalachia	Class A Units	10.0	9.0	8.0	%(1)

			$153.0	$158.4

(1)	The current yield has been calculated by annualizing the most recent distribution and dividing by the amount invested in the underlying security. Actual distributions to us are based on each company’s available cash flow and are subject to change.

(2)	Includes original purchase of 3 percent equity interest, sale of 0.6274 percent equity interest in July 2007 and subsequent capital calls.

(3)	Distributions are paid in kind.

(4)	Includes the purchase of 60,858 of additional Class A Common Units from LONESTAR Midstream Partners, LP for $1,217,160 and 9 GP LP Units from LSMP GP LP for $18,834 in December 2007.

(5)	Represents an equity distribution on our invested capital. We expect that, pending cash availability, such equity distributions will recur on a quarterly basis at or above such yield.

(6)	Variable interest rate.
Abraxas Energy Partners, L.P. (“Abraxas”)
Abraxas was formed with Abraxas Petroleum Corp.’s long-lived, low-decline natural gas and oil reserves located in the Delaware and Gulf Coast Basins of Texas, Rocky Mountains and mid-continent region of the U.S. Abraxas Petroleum Corp. is an independent publicly-traded energy company engaged in the exploration and production of natural gas and oil in the Permian Basin of West Texas, onshore Texas Gulf Coast, mid-continent region, Rocky Mountains and the southern Powder River Basin in eastern Wyoming. Abraxas’ principal office is located at 500 N. Loop 1604 East, Suite 100, San Antonio, TX 78232.

Eagle Rock Energy Partners, L.P. (“Eagle Rock Energy”)
Eagle Rock Energy is a publicly traded master limited partnership with midstream assets located in Texas and Louisiana and upstream assets in seventeen states. The company conducts its operations through Eagle Rock Pipeline, L.P. Eagle Rock Energy’s principal office is located at 14950 Heathrow Forest Pkwy., Suite 111, Houston, TX 77032.
EV Energy Partners, L.P. (“EV”)
EV is a publicly traded master limited partnership engaged in acquiring, producing and developing oil and gas properties. EV’s current properties are located in the Appalachian Basin, primarily in Ohio and West Virginia and in the Monroe Field in Northern Louisiana and Tennessee. EV’s principal office is located at 1001 Fannin Street, Suite 800, Houston, TX 77002.
High Sierra Energy, LP (“High Sierra”)
High Sierra is a holding company with diversified midstream energy assets focused on the processing, transportation, storage and marketing of hydrocarbons. The management team of High Sierra includes former executives and founders of midstream private and public companies focused on acquiring attractive assets at reasonable multiples. The company’s purchased assets include a natural gas liquids logistics and transportation business in Colorado, natural gas gathering and processing operations in Louisiana, a natural gas storage facility in Mississippi, an ethanol terminal in Nevada, crude and natural gas liquids trucking businesses in Kansas and Colorado, a well water processing facility in Wyoming and two asphalt processing, packaging and distribution terminals in Florida. High Sierra’s principal office is located at 3773 Cherry Creek Drive North, Suite 655, Denver, CO 80209.
High Sierra Energy GP, LLC (“High Sierra GP”)
High Sierra GP is the general partner of High Sierra. High Sierra GP’s principal office is located at 3773 Cherry Creek Drive North, Suite 655, Denver, CO 80209.
International Resource Partners LP (“IRP”)
IRP’s initial acquisition of surface and underground coal mine operations in southern West Virginia is comprised of metallurgical and steam coal reserves, a coal washing and preparation plant, rail load-out facilities and a sales and marketing subsidiary. IRP’s principal office is located at 725 5th Avenue, New York, NY 10022.
Legacy Reserves LP (“Legacy”)
Legacy is a publicly traded master limited partnership focused on mature oil weighted properties in the Permian Basin in Western Texas that generate stable volumes of oil and natural gas with low rates of decline. Legacy focuses on the exploitation of proved developed reserves. Legacy’s principal office is located at 303 West Wall, Suite 1500, Midland, TX 79701.
LONESTAR Midstream Partners, LP (“Lonestar”)
Lonestar is a midstream limited partnership which provides gathering, dehydration, compression, and processing services to natural gas producers in six counties of the Barnett-Shale play. The company has the capacity to gather, compress and transport over 350,000 Mcfd through the company’s gathering systems. Our President holds one of four seats on Lonestar’s Board of Directors. Lonestar’s principal office is located at 300 E. John Carpenter Freeway, Suite 800, Irving, TX 75062.
LSMP GP, LP (“LSMP GP”)
LSMP GP is the general partner of Lonestar. LSMP GP’s principal office is located at 300 E. John Carpenter Freeway, Suite 800, Irving, TX 75062.
Millennium Midstream Partners, LP (“Millennium”)
Millennium is a limited partnership focused on natural gas gathering and processing with assets in Texas, Louisiana and offshore in the Gulf of Mexico. Millennium’s gathering business consists of over 500 miles of pipelines and its processing business consists of interests in six plants. Millennium’s principal office is located at 10077 Grogans Mill Rd., Suite 200, The Woodlands, TX 77380.
Mowood, LLC (“Mowood”)
Mowood is a holding company whose assets include Omega Pipeline, LLC (“Omega”) and Timberline Energy, LLC (“Timberline”). Omega is a natural gas local distribution company located on the Fort Leonard Wood army base in southwest Missouri. Omega is in the third year of a ten-year contract with the Department of Defense pursuant to which it provides natural gas to Fort Leonard Wood. Timberline is an owner and developer of projects that convert landfill gas to energy. We own 100 percent of the ownership interests in Mowood. Mowood’s principal office is located at P.O. Box 2861, Ordinance Street, Building 2570, Fort Leonard Wood, MO 65473.

Quest Midstream Partners, L.P. (“Quest”)
Quest was formed by the spin-off of Quest Resource Corporation’s midstream coal bed methane natural gas gathering assets in the Cherokee Basin. Quest owns more than 1800 miles of natural gas gathering pipelines (primarily serving Quest Energy Partners, L.P., an affiliate) and over 1100 miles of interstate natural gas transmission pipelines in Oklahoma, Kansas and Missouri. Quest’s principal office is located at 210 Park Avenue, Suite 2750, Oklahoma City, OK 73102.
VantaCore Partners LP (“VantaCore”)
VantaCore was formed to acquire companies in the aggregate industry and currently owns a quarry and asphalt plant in Clarksville, Tennessee. Our President holds one of four seats on Vantacore’s Board of Directors. VantaCore’s principal office is located at 666 Fifth Avenue, 26th Floor, New York, NY 10103.
Our Adviser monitors each portfolio company to determine progress relative to meeting that company’s business plan and to assess the company’s strategic and tactical courses of action. This monitoring may be accomplished by attendance at Board of Directors meetings, the review of periodic operating reports and financial reports, an analysis of relevant reserve information and capital expenditure plans, and periodic consultations with engineers, geologists, and other experts. The performance of each portfolio company is also periodically compared to performance of similarly sized companies with comparable assets and businesses to assess performance relative to peers. Our Adviser’s monitoring activities are expected to provide it with the necessary access to monitor compliance with existing covenants, to enhance our ability to make qualified valuation decisions, and to assist our evaluation of the nature of the risks involved in each individual investment. In addition, these monitoring activities should permit our Adviser to diagnose and manage the common risk factors held by our total portfolio, such as sector concentration, exposure to a single financial sponsor, or sensitivity to a particular geography.
Portfolio Company Monitoring
As part of the monitoring process, our Adviser continually assesses the risk profile of each of our investments and rates them on a scale of (1) to (3) based on the following:
(1)	The portfolio company is performing at or above expectations and the trends and risk factors are generally favorable to neutral.

(2)	The portfolio company is performing below expectations and the investment’s risk has increased materially since origination. The portfolio company is generally out of compliance with various covenants; however, payments are generally not more than 120 days past due.

(3)	The portfolio company is performing materially below expectations and the investment risk has substantially increased since origination. Most or all of the covenants are out of compliance and payments are substantially delinquent. Investment is not expected to provide a full repayment of the amount invested.
As of November 30, 2007, all of our portfolio companies have a rating of (1).
Results of Operations
Set forth are the results of operations for the year ended November 30, 2007 as compared to the period from December 8, 2005 (Commencement of Operations) through November 30, 2006.
Investment Income: Investment income increased $915,101 as compared to the equivalent period last year. The increase is generally due to full investment of proceeds from leverage and our initial public offering, and growth in the distributions received from our portfolio companies. The weighted average yield (to cost) on our investment portfolio (excluding short-term investments) as of November 30, 2007 was 8.8 percent as compared to 8.7 percent at November 30, 2006.
Net Expenses: Net expenses increased $4,046,905 as compared to the equivalent period last year. The increase is primarily related to base management fees resulting from our larger portfolio post-IPO, capital gain incentive fee accruals, interest expense on our line of credit and the redemption premium and issuance costs on previously outstanding Series A Redeemable Preferred Stock (which was utilized as bridge financing to fund portfolio investments and was fully redeemed upon completion of the initial public offering). The provision for capital gains incentive fees resulted from the increase in fair value and unrealized appreciation on investments. During the year ended November 30, 2007, the Company accrued $307,611 as a provision for capital gains incentive fees (net of $1,326,001 which was waived under the Expense Reimbursement and Partial Fee Waiver Agreement). This amount represents the portion of the capital gains incentive fee attributable to distributions that were characterized by the Company as return of capital for book purposes. Pursuant to the Investment Advisory Agreement, the capital gains incentive fee is paid annually only if there are realization events and only if the calculation defined in the agreement results in an amount due. For the year ended November 30, 2007, no amount was due or paid for capital gains incentive fees.
Distributable Cash Flow: Our portfolio generates cash flow to us from which we pay distributions to stockholders. When our Board of Directors determines the amount of any distribution we expect to pay our stockholders, it will review distributable cash flow (“DCF”). DCF is distributions received from investments less our total expenses. The total distributions received from our investments include the amount received by us as cash distributions from equity investments, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes on our operating income. Total expenses do not include deferred income taxes or accrued capital gain incentive fees. Distributions paid to shareholders may exceed distributable cash flow for the period.
We disclose DCF in order to provide supplemental information regarding our results of operations and to enhance our investors’ overall understanding of our core financial performance and our prospects for the future. We believe that our investors benefit from seeing the results of DCF in addition to U.S. generally accepted accounting principles (“GAAP”) information. This non-GAAP information facilitates management’s comparison of current results with historical results of operations and with those of our peers. This information is not in accordance with, or an alternative to, GAAP and may not be comparable to similarly titled measures reported by other companies.
The following table represents DCF for the year ended November 30, 2007. DCF comparisons to the same periods last year are not considered meaningful as we had not completed our initial public offering and we were not fully invested.
Distributable Cash Flow

Year ended
November 30, 2007

Total Distributions Received from Investments
Distributions from investments	$6,520,432
Distributions paid in stock	295,120
Interest income from investments	921,978
Dividends from money market mutual funds	624,385

Total from Investments	8,361,915

Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees (net of expense reimbursement by Adviser)	1,831,878
Other operating expenses (excluding capital gain incentive fees)	1,094,677

2,926,555

Distributable cash flow before leverage costs and current taxes	5,435,360
Leverage Costs (excluding loss on redemption of preferred stock)	1,076,171

Distributable Cash Flow	$4,359,189

DCF/GAAP Reconciliation
Adjustments to reconcile to Net Investment Loss, before Income Taxes Distributions paid in stock	$(295,120)
Return of capital on distributions received from equity investments	(5,031,851)
Capital gain incentive fees	(307,611)
Loss on redemption of preferred stock	(731,713)

Net Investment Loss, before Income Taxes	$(2,007,106)
Distributions: The following table sets forth distributions paid during the year ended November 30, 2007. Distribution comparisons to the same periods last year are not considered meaningful as we had not completed our initial public offering and we were not fully invested.

Record Date	Payment Date	Amount

November 23, 2007	November 30, 2007	$0.23
August 21, 2007	September 4, 2007	$0.18
May 22, 2007	June 1, 2007	$0.16
January 31, 2007	February 7, 2007	$0.10

Net Investment Income (Loss): Net investment loss for the year ended November 30, 2007 was $1,565,774 as compared to net investment income of $733,276 for the equivalent period last year. The increased loss is primarily related to the increase in net expenses described above.
Net Realized and Unrealized Gain (Loss): Unrealized gains increased $6,344,701 (after deferred taxes) as compared to the equivalent period last year. We recognized a realized gain of $161,380 (after deferred taxes) as compared to a realized loss of $906 (after deferred taxes) last year. The realized gain for the year ended November 30, 2007 is attributable to a sale of 0.6274 percent of our interest in High Sierra Energy GP, LLC.
Recent Developments
On December 17, 2007, we fulfilled our commitment to purchase $1,217,160 in 60,858 additional Class A Common Units from LONESTAR Midstream Partners, LP and $18,834 in 9 GP LP Units from LSMP GP LP by utilizing the borrowing capacity under our credit facility.
On December 21, 2007, we withdrew our registration statement for a public offering that was filed with the Securities and Exchange Commission on August 14, 2007. We believe current market conditions and the resulting impact on our stock price have hindered our ability to move forward with a public offering at this time. Capitalized costs in the amount of $72,304 related to the anticipated offering have been expensed and are included in professional fees in the accompanying Statements of Operations for the year ended November 30, 2007.
On January 10, 2008, we invested an additional $2,000,000 in our equity interest of Mowood, LLC to fund landfill-to-gas energy projects at Mowood’s subsidiary, Timberline Energy, LLC.
On February 11, 2008, the Board of Directors declared a distribution of $0.25 per share, to be paid on March 3, 2008 to stockholders of record on February 21, 2008.
On March 3, 2008, we paid a distribution in the amount of $0.25 per common share, for a total of $2,214,587. Of this total, the dividend reinvestment amounted to $218,488.
On March 20, 2008, we secured an extension to our revolving credit facility providing for a maximum principal amount up to $40,000,000. On March 28, 2008, we amended the credit agreement to include Wells Fargo as a lender and to increase the total credit facility to $50,000,000. The revolving credit facility has a variable annual interest rate equal to the one-month LIBOR rate plus 1.75 percent and a quarterly non-usage fee equal to an annual rate of 0.375 percent of the difference between the total credit facility commitment and the average outstanding balance at the end of each day. U.S. Bank National Association serves as a lender and the lending syndicate agent on behalf of other lenders participating in the credit facility. The amended credit facility terminates on March 20, 2009.
Liquidity and Capital Resources
On September 28, 2007, our secured revolving credit facility was amended to increase the maximum principal amount of the revolving credit facility from $35,000,000 to $40,000,000 and to include First National Bank of Kansas as a lender.
We expect to raise additional capital to support our future growth through equity offerings, rights offerings, issuances of senior securities or future borrowings to the extent permitted by the 1940 Act and our current credit facility and subject to market conditions. We generally may not issue additional common shares at a price below our net asset value (net of any sales load (underwriting discount)) without first obtaining approval of our stockholders and Board of Directors. Our stockholders granted us the authority to sell our common shares below net asset value, subject to certain conditions, through December 20, 2007, and we anticipate seeking approval at our 2008 Annual Stockholder Meeting to sell our common shares below net asset value. We are restricted in our ability to incur additional debt by the terms of our credit facility.
Contractual Obligations
The following table summarizes our significant contractual payment obligations as of November 30, 2007.

		Fiscal	Fiscal	Fiscal	Fiscal	After
	Total	2008	2009	2010	2011	2011

Secured revolving credit facility (1)	$30.6	$30.6	—	—	—	—
Purchase commitment (2)	$1.2	$1.2	—	—	—	—

	$31.8	$31.8	—	—	—	—

(1)	At November 30, 2007, the outstanding balance under the credit facility was $30,550,000. The credit facility expires on March 20, 2009.

(2)	We agreed to purchase, subject to the satisfaction of certain conditions, $1,217,160 in 60,858 additional Class A common units of LONESTAR Midstream Partners, LP and $18,834 in 9 GP LP units of LSMP GP LP in December 2007.
Off-Balance Sheet Arrangements
We do not have any off-balance sheet arrangement that has or is reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures, or capital resources.
Borrowings
On April 25, 2007, we entered into a secured revolving credit facility with U.S. Bank National Association, as lender, agent and lead arranger, and Bank of Oklahoma, N.A. The credit facility matures on March 21, 2008 with provision for a revolving credit facility of up to $20,000,000. The revolving credit facility has a variable annual interest rate equal to the one-month LIBOR rate plus 1.75 percent, a non-usage fee equal to an annual rate of 0.375 percent of the difference between the total credit facility commitment and the average outstanding balance at the end of each day for the preceding fiscal quarter, and is secured with all assets of the Company. The non-usage fee was not applicable during a defined 120 day “resting period” following the initial public offering. On July 18, 2007, the maximum principal amount of the revolving credit facility was increased to $35,000,000, and again on September 28, 2007 to $40,000,000. On September 28, 2007 the credit facility was also amended to include First National Bank of Kansas as a lender.
The average principal balance and interest rate for the period during which the credit facilities were utilized was approximately $18,621,065 and 6.98 percent, respectively. As of November 30, 2007, there was $30,550,000 outstanding under the credit facility.
Critical Accounting Policies
The financial statements included in this report are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex or subjective judgments. While our critical accounting policies are discussed below, Note 2 in the Notes to the Financial Statements included in this report provides more detailed disclosure of all of our significant accounting policies.
Valuation of Portfolio Investments
We invest primarily in illiquid securities that generally are subject to restrictions on resale, have no established trading market and are fair valued on a quarterly basis. Fair value is intended to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced liquidation or sale. Because of the inherent uncertainty of valuation, the fair values of such investments, which are determined in accordance with procedures approved by our Board of Directors, may differ materially from the fair values that would have been used had a ready market existed for the investments.
Interest and Fee Income Recognition
Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. When investing in instruments with an original issue discount or payment-in-kind interest (in which case we choose payment-in-kind in lieu of cash), we will accrue interest income during the life of the investment, even though we will not necessarily be receiving cash as the interest is accrued. Commitment and facility fees generally are recognized as income over the life of the underlying loan, whereas due diligence, structuring, transaction service, consulting and management service fees for services rendered to portfolio companies generally are recognized as income when services are rendered.

Security Transactions and Investment Income Recognition
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Distributions received from our equity investments generally are comprised of ordinary income, capital gains and return of capital from the portfolio company. We record investment income and returns of capital based on estimates made at the time such distributions are received. Such estimates are based on information available from each portfolio company and/or other industry sources. These estimates may subsequently be revised based on information received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions are not known until after our fiscal year-end.
Federal and State Income Taxation
We, as a corporation, are obligated to pay federal and state income tax on our taxable income. Our tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

SENIOR SECURITIES
     The following table sets forth information about our outstanding senior securities as of November 30, 2007, based on our total assets as of November 30, 2007. We did not have any senior securities outstanding as of the end of our first fiscal year ended November 30, 2006. The “—” indicates information which is not required to be disclosed for certain types of senior securities.

Involuntary
	Total Amount		Liquidation
	Outstanding Exclusive	Asset Coverage	Preference	Average Market
Title of Securities	of Treasury Securities	per Unit(1)	per Unit	Value per Unit
Secured Revolving Credit Facility(2)	$30,550,000	$	—	n/a

(1)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage per Unit.

(2)	We have a $50 million secured revolving credit facility with U.S. Bank National Association, as lender, agent and lead arranger, First National Bank of Kansas and Wells Fargo Bank, N.A. The credit facility terminates on March 20, 2009. As of November 30, 2007, we had an outstanding balance of $30,550,000 million under credit facility.

THE COMPANY
     We invest primarily in privately-held and micro-cap public energy companies focused on the midstream and downstream segments, and to a lesser extent the upstream segment of the U.S. energy infrastructure sector. We believe companies in the energy infrastructure sector generally produce stable cash flows as a result of their fee-based revenues and limited direct commodity price risk. Our goal is to provide our stockholders with a high level of total return, with an emphasis on distribution growth. We invest primarily in the equity securities of companies that we expect to pay us distributions on a current basis and provide us distribution growth. These securities will generally be limited partner interests, including interests in MLPs, and limited liability company interests, and may also include, among others, general partner interests, common and preferred stock, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited partnerships or limited liability companies. We may also invest in the securities of entities formed as joint ventures with companies in the energy infrastructure sector to spin off assets deemed to be better suited for ownership through a separate entity or to construct greenfield projects.
     Unlike most investment companies, we have not elected, and do not intend to elect, to be treated as a RIC under the Code. Therefore, we are, and intend to continue to be, obligated to pay federal and applicable state corporate income taxes on our taxable income.
     Companies in the midstream segment of the energy infrastructure sector engage in the business of transporting, processing or storing natural gas, natural gas liquids, coal, crude oil, refined petroleum products and renewable energy resources. Companies in the downstream segment of the energy infrastructure sector engage in distributing or marketing such commodities and companies in the upstream segment of the energy infrastructure sector engage in exploring, developing, managing or producing such commodities. Under normal conditions, we intend to invest at least 90% of our total assets (including assets obtained through leverage) in companies in the energy infrastructure sector. Companies in the energy infrastructure sector include (i) companies that derive a majority of their revenues from activities within the downstream, midstream and upstream segments of the energy infrastructure sector, and (ii) companies that derive a majority of their revenues from providing products or services to such companies. Our investments are expected to range between $5.0 million and $30.0 million per investment, although investment sizes may be smaller or larger than this targeted range.
     We raised approximately $46.3 million of gross proceeds ($42.5 million of net proceeds) through the private placement of 3,088,596 common shares and warrants to purchase 772,124 of our common shares, the last of which occurred in January 2006. We raised an additional $18.4 million of net proceeds for investment purposes in December 2006 in a private placement in which we sold 1,233,333 shares of Series A Redeemable Preferred Stock and warrants to purchase 185,000 of our common shares. Each warrant entitles the holder thereof to purchase our common shares at the exercise price of $15.00 per share and all warrants expire on February 6, 2013. We raised approximately $79.1 million of net proceeds in our initial public offering on February 7, 2007 through the sale of 5,740,000 of our common shares. On February 7, 2007, we redeemed all of the Series A Redeemable Preferred Stock at $15.00 per share plus a two percent premium, for a total redemption price of $18,870,000. None of our warrants were redeemed. We have a $50 million secured revolving credit facility with U.S. Bank National Association, as lender, agent and lead arranger, First National Bank of Kansas and Wells Fargo Bank, N.A. The credit facility terminates on March 20, 2009. As of November 30, 2007, we had an outstanding balance of approximately $30.6 million under the credit facility.
     As of November 30, 2007, we have invested a total of approximately $153.0 million in 13 portfolio companies in the U.S. energy infrastructure sector. Of the $153.0 million, we have invested $111.2 million in the midstream and downstream segments, $19.5 million in the upstream segment and $22.3 million in other segments of the U.S. energy infrastructure sector.
     The following table summarizes our investments in portfolio companies as of November 30, 2007. Eagle Rock Energy Partners, L.P., EV Energy Partners, L.P. and Legacy Reserves L.P. are publicly-traded. Abraxas Energy Partners, L.P. filed for its initial public offering with the Securities and Exchange Commission on July 13, 2007.

				Fair Market
Name of Portfolio	Nature of its	Securities	Amount Invested	Value	Current
Company (Segment)	Principal Business	Held by Us	(in millions)	(in millions)	Yield(1)
Abraxas Energy Partners, L.P. (Upstream)	Natural gas and oil exploitation and development in the Delaware and Gulf Coast Basins of Texas	Common Units	$7.5	$7.4	9.0%

Eagle Rock Energy Partners, L.P. (Midstream)	Gatherer and processor of natural gas in north and east Texas and Louisiana	Common Units	12.2	13.9	8.0%

EV Energy Partners, L.P. (Upstream)	Acquirer, producer and developer of oil and gas properties	Common Units	7.5	7.4	6.5%

High Sierra Energy, LP (Midstream)	Marketer, processor and transporter of hydrocarbons with operations primarily in Colorado, Wyoming and Florida	Common Units	24.8	27.3	9.8%

High Sierra Energy GP, LLC (Midstream)	General Partner of High Sierra Energy, LP	GP Interest	2.0	2.8	2.0% (2)

International Resource Partners LP (Coal)	Operator of both metallurgical and steam coal mines in Central Appalachia	Class A Units	10.0	9.0	8.0%

Legacy Reserves LP (Upstream)	Oil and natural gas exploitation and development in the Permian Basin	Limited Partner Units	4.5	5.7	10.1%

LONESTAR Midstream Partners, LP (Midstream)	Gatherer and processor of natural gas in six counties in Texas	Class A Units	23.4	23.4	8.0%(3)(4)

LSMP GP, LP (Midstream)	General Partner of LONESTAR Midstream Partners, LP	GP LP Units	0.5	0.7	1.7%(3(4)

Millennium Midstream Partners, LP (Midstream)	Gatherer and processor of natural gas in Texas, Louisiana and offshore Gulf of Mexico	Class A Common Units Incentive Distribution Rights	17.5	15.7	8.5%

Mowood, LLC (Downstream)	Natural gas distribution in central Missouri with Department of Defense contract through 2014 and landfill gas to energy projects	Equity interest	1.5	2.8	10.0%(5)
		Subordinated Debt	7.1	7.1	12.0%

Quest Midstream Partners, L.P. (Midstream)	Operator of natural gas gathering pipelines in the Cherokee Basin and interstate natural gas transmission pipelines in Oklahoma, Kansas and Missouri	Common Units	22.2	21.9	9.2%

VantaCore Partners LP (Aggregate)	Acquirer and operator of aggregate companies, with quarry operations in Clarksville, Tennessee	Common Units Incentive Distribution Rights	8.5	9.5	9.5%

		Secured Credit Facility	3.8	3.8	10.7%(6)

			$153.0	$158.4

(1)	The current yield has been calculated by annualizing the most recent distribution and dividing by the amount invested in the underlying security. Actual distributions to us are based on each company’s available cash flow and are subject to change.

(2)	Includes original purchase of 3 percent equity interest, sale of 0.6274 percent equity interest in July 2007 and subsequent capital calls.

(3)	Distributions are paid in kind.

(4)	Includes the purchase of 60,858 of additional Class A Common Units from LONESTAR Midstream Partners, LP for $1,217,160 and 9 GP LP Units from LSMP GP LP for $18,834 in December 2007.

(5)	Represents an equity distribution on our invested capital. We expect that, pending cash availability, such equity distributions will recur on a quarterly basis at or above such yield.

(6)	Variable interest rate.
     We are an externally managed, non-diversified closed end investment company that has elected to be regulated as a BDC under the 1940 Act. As a BDC, we are subject to numerous regulations and restrictions. Unlike most investment companies, we have not elected, and do not intend to elect, to be treated as a RIC under the Code. Therefore, we are, and intend to continue to be, obligated to pay federal and applicable state corporate income taxes on our taxable income. See “Certain U.S. Federal Income Tax Considerations — Taxation of U.S. Stockholders.”
Our Adviser
     We are externally managed by Tortoise Capital Advisors, a registered investment adviser specializing in the energy sector that managed approximately $2.8 billion of assets as of February 29, 2008, including the assets of three other publicly traded and two privately-held closed-end management investment companies and separate accounts for institutions and high net worth individuals. Our Adviser’s aggregate managed capital is among the largest of investment advisers managing closed-end management companies focused on the energy sector. Our Adviser also manages the investments of TYG, TYY, TYN, TTRF and TGOC. TYG is a publicly-traded, non-diversified, closed-end management investment company focused primarily on investing in MLPs in the midstream segment of the energy infrastructure sector. TYY is a publicly-traded, non-diversified, closed-end management investment company focused primarily on investing in MLPs in the midstream segment of the energy infrastructure sector. TYN is a publicly-traded, non-diversified, closed-end management investment company focused primarily on investing in publicly traded upstream Canadian royalty trusts and midstream and downstream income trusts, and publicly traded U.S. MLPs. TTRF is a privately held, closed-end management investment company owned predominantly by institutions and focused primarily on investing in MLPs in the midstream segment of the energy infrastructure sector. TGOC is a privately held, closed-end management investment company focused primarily on investing in companies in the upstream, and to a lesser extent the midstream, segments of the energy sector. Our Adviser has limited experience managing a BDC, which is subject to different regulations than the other closed-end management investment companies managed by our Adviser. The members of our Adviser’s investment committee have an average of over 20 years of financial investment experience.
     FCM Tortoise, L.L.C. (“FCM”) and Kansas City Equity Partners LC (“KCEP”) control our Adviser through their equity ownership and management rights in our Adviser. FCM and KCEP have no operations and serve as a holding companies. Our Adviser has 30 full time employees. Seven of our Adviser’s investment professionals are responsible for the origination, structuring and managing of our investments. These seven investment professionals have over 130 years of combined experience in energy, leveraged finance, investment banking, and private equity investing. Each of our Adviser’s investment decisions will be reviewed and approved by its investment committee, which also acts as the investment committee for TYG, TYY, TYN, TTRF and TGOC. If TYG, TYY, TYN, TTRF and TGOC were ever to target investment opportunities similar to ours, our Adviser intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objective and strategies and in accordance with written allocation policies of our Adviser, so that we will not be disadvantaged in relation to any other client. See “Risk Factors — Risks Related to Our Operations.”
     Our Adviser has retained Kenmont as a sub-adviser. Kenmont is a Houston, Texas-based registered investment adviser with experience investing in privately-held and public companies in the U.S. energy and power sectors. Kenmont provides additional contacts to us and enhances our number and range of potential investment opportunities. The principals of Kenmont have collectively created and managed private equity portfolios in excess of $1.5 billion and have over 50 years of experience working for investment banks, commercial banks, accounting firms, operating companies and money management firms. Our Adviser compensates Kenmont for the services it provides to us. Our Adviser also indemnifies and holds us harmless from any obligation to pay or reimburse Kenmont for any fees or expenses incurred by Kenmont in providing such services to us. Entities managed by Kenmont own approximately 7.5% of our outstanding common shares and warrants to purchase an additional 281,666 of our common shares. See “Adviser — Sub-Adviser Arrangement.”
U.S. Energy Infrastructure Sector Focus
     We pursue our investment objective by investing principally in a portfolio of privately-held and micro-cap public companies in the U.S. energy infrastructure sector. The energy infrastructure sector can be broadly categorized as follows:

•	Midstream — the gathering, processing, storing and transmission of energy resources and their byproducts in a form that is usable by wholesale power generation, utility, petrochemical, industrial and gasoline customers, including pipelines, gas processing plants, liquefied natural gas facilities and other energy infrastructure.

•	Downstream — the refining, marketing and distribution of refined energy sources, such as customer-ready natural gas, natural gas liquids, propane and gasoline, to end-user customers, and customers engaged in the generation, transmission and distribution of power and electricity.

•	Upstream — the exploitation and extraction of energy resources, including natural gas and crude oil from onshore and offshore geological reservoirs as well as from renewable sources, including agricultural, thermal, solar, wind and biomass.
     We focus our investments in the midstream and downstream segments, and to a lesser extent the upstream segment, of the U.S. energy infrastructure sector. We also intend to allocate our investments among asset types and geographic regions within the U.S. energy infrastructure sector.
     We believe that the midstream segment of the U.S. energy infrastructure sector will provide attractive investment opportunities as a result of the following factors:
•	Strong Supply and Demand Fundamentals. The U.S. is the largest consumer of crude oil and natural gas products, the third largest producer of crude oil and the second largest producer of natural gas products in the world. The United States Department of Energy’s Energy Information Administration, or EIA, annually projects that domestic natural gas and refined petroleum products consumption will increase by 0.8% and 1.1%, respectively, through 2030. The midstream energy infrastructure segment provides the critical link between the suppliers of crude oil, natural gas, refined products and other forms of energy, whether domestically-sourced or imported, and the end-user. Midstream energy infrastructure companies are typically asset-intensive, with minimal variable cost requirements, providing operating leverage that allows them to generate attractive cash flow growth even with limited demand-driven or supply-driven growth.

•	Substantial Capital Requirements. We believe, based on industry sources, that approximately $20 billion of capital was invested in the midstream segment of the U.S. energy infrastructure sector during 2006. We believe that additional capital expenditures in the U.S. energy infrastructure sector will result from the signing of the Energy Policy Act of 2005 on August 8, 2005, which incorporates a number of incentives for additional investments in the energy infrastructure sector including business investment tax credits and accelerated tax depreciation.

•	Substantial Asset Ownership Realignment. We believe that in the midstream and downstream segments of the U.S. energy infrastructure sector, the acquisition and divestiture market has averaged approximately $34 billion of annual transactions between 2001 and 2006. We believe that such activity, particularly in the midstream segment, will continue as larger integrated companies with high cost structures continue to divest energy infrastructure assets to smaller, more entrepreneurial companies; MLPs continue to pursue acquisitions to drive distribution growth; and private equity firms seek to aggregate midstream U.S. energy infrastructure assets for contribution to existing or newly-formed MLPs or other public or private entities.
     We believe the downstream segment of the U.S. energy infrastructure sector also will provide attractive investment opportunities as a result of the following factors:
•	Strong Demand Fundamentals. We believe that long-term projected growth in demand for the natural gas and refined petroleum products delivered to end-users by the downstream segment of the U.S. energy infrastructure sector, combined with the 1.5% annual growth in domestic power consumption projected by the EIA through 2030, will result in continued capital expenditures and investment opportunities in the downstream segment of the U.S. energy infrastructure sector.

•	Requirements to Develop New Downstream Infrastructure. With the trend towards increased heavy crude supply, high “light-heavy” crude oil pricing differentials and the impact of recent domestic capital-intensive environmental mandates, we believe that existing downstream infrastructure will require new capital investment to maintain an aging asset base as well as to upgrade the asset base to respond to the evolution of supply and environmental regulations.

•	Substantial Number of Downstream Companies. There are numerous domestic companies in the downstream segment of the U.S. energy infrastructure sector. For example, it is estimated by industry sources that over 8,000 retail propane companies operate in the U.S., and the EIA reports there are 114 domestic natural gas local distribution companies. We believe the substantial number of domestic companies in the downstream segment of the U.S. energy infrastructure sector provides consolidation opportunities, particularly among propane distributors.
•	Renewable Energy Resources Opportunities. The increasing domestic demand for energy, recently passed energy legislation and the rising cost of carbon-based energy supplies have all encouraged a renewed and growing interest in renewable energy resources. We believe that downstream renewable energy resource assets will be brought on-line, particularly for producing and processing ethanol. The demand for related project financing is expected to be significant and we believe will provide investment opportunities consistent with our investment objective.
     Although not part of our core focus, we believe the upstream segment of the U.S. energy infrastructure sector will benefit from strong long-term demand fundamentals and will provide attractive investment opportunities.
Market Opportunity
     We believe the environment for investing in privately-held and micro-cap public companies in the energy infrastructure sector is attractive for the following reasons:
•	Increased Demand Among Small and Middle Market Private Companies for Capital. We believe many private and micro-cap public companies have faced increased difficulty accessing the capital markets due to a continuing preference by investors for issuances in larger companies with more liquid securities. Such difficulties have been magnified in asset-focused and capital intensive industries such as the U.S. energy infrastructure sector. We believe that the energy infrastructure sector’s high level of projected capital expenditures and continuing acquisition and divestiture activity will provide us with numerous attractive investment opportunities.

•	Finance Market for Small and Middle Market Energy Companies is Underserved by Many Capital Providers. We believe that many lenders have, in recent years, de-emphasized their service and product offerings to small and middle market energy companies in favor of lending to large corporate clients and managing capital markets transactions. We believe, in addition, that many capital providers lack the necessary technical expertise to evaluate the quality of the underlying assets of small and middle market private companies and micro-cap public companies in the energy infrastructure sector and lack a network of relationships with such companies.

•	Attractive Companies with Limited Access to Other Capital. We believe there are, and will continue to be, attractive companies that will benefit from private equity investments prior to a public offering of their equity, whether as an MLP or otherwise. We also believe that there are a number of companies in the midstream and downstream segments of the U.S. energy infrastructure sector with the same stable cash flow characteristics as those being acquired by MLPs or funded by private equity capital in anticipation of contribution to an MLP. We believe that many such companies are not being acquired by MLPs or attracting private equity capital because they do not produce income that qualifies for inclusion in an MLP pursuant to the applicable U.S. Federal income tax laws, are perceived by such investors as too small, or are in areas of the midstream energy infrastructure segment in which most MLPs do not have specific expertise. We believe that these companies represent attractive investment candidates for us.
Competitive Advantages
     We believe that we are well positioned to meet the financing needs of the U.S. energy infrastructure sector for the following reasons:
•	Existing Investment Platform with Experience and Focus on the Energy Infrastructure Sector. We believe that our Adviser’s current investment platform provides us with significant advantages in sourcing, evaluating, executing and managing investments. As of February 29, 2008, our Adviser managed investments of approximately $2.8 billion in the energy sector, including the assets of three other publicly traded, and two privately held, closed-end management investment companies and separate accounts for institutions and high net worth individuals. Our Adviser created the first publicly traded closed-end management investment company focused primarily on investing in MLPs involved in the energy infrastructure sector, and its aggregate managed capital is among the largest of those closed-end management investment company advisers focused on the energy sector.

•	Experienced Management Team. The members of our Adviser’s investment committee have an average of over 20 years of financial investment experience. Our Adviser’s seven investment professionals are responsible for the structuring and managing of our investments and have over 130 years of combined experience in energy, leveraged finance, investment banking and private equity investing. We believe that as a result of this extensive experience, the members of our Adviser’s investment committee and the Adviser’s investment professionals have developed strong reputations in the capital markets, particularly in the energy infrastructure sector, that we believe affords us a competitive advantage in identifying and investing in energy infrastructure companies.

•	Disciplined Investment Philosophy. In making its investment decisions, our Adviser intends to continue the disciplined investment approach that it has utilized since its founding. That investment approach emphasizes significant current income with the potential for enhanced returns through distribution growth, capital appreciation, low volatility and minimization of downside risk. Our Adviser’s investment process involves an assessment of the overall attractiveness of the specific subsector of the energy infrastructure segment in which a prospective portfolio company is involved; such company’s specific competitive position within that subsector; potential commodity price, supply and demand and regulatory concerns; the stability and potential growth of the prospective portfolio company’s cash flows; the prospective portfolio company’s management track record and incentive structure and our Adviser’s ability to structure an attractive investment.

•	Flexible Transaction Structuring. We are not subject to many of the regulatory limitations that govern traditional lending institutions such as commercial banks. As a result, we can be flexible in structuring investments and selecting the types of securities in which we invest. Our Adviser’s investment professionals have substantial experience in structuring investments that balance the needs of energy infrastructure companies with appropriate risk control.

•	Extended Investment Horizon. Unlike private equity and venture capital funds, we are not subject to standard periodic capital return requirements. These provisions often force private equity and venture capital funds to seek quicker returns on their investments through mergers, public equity offerings or other liquidity events than may otherwise be desirable, potentially resulting in both a lower overall return to investors and an adverse impact on their portfolio companies. We believe our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment funds enhances our ability to generate attractive returns on invested capital.
Targeted Investment Characteristics
     We anticipate that our targeted investments will have the following characteristics:
•	Long-Life Assets with Stable Cash Flows and Limited Commodity Price Sensitivity. We anticipate that most of our investments will be made in companies with assets having the potential to generate stable cash flows over long periods of time. We intend to invest a portion of our assets in companies that own and operate assets with long useful lives and that generate cash flows by providing critical services primarily to the producers or end-users of energy. We expect to limit the direct exposure to commodity price risk in our portfolio. We intend to target companies that have a majority of their cash flows generated by contractual obligations.

•	Experienced Management Teams with Energy Infrastructure Focus. We intend to make investments in companies with management teams that have a track record of success and who often have substantial knowledge and focus in particular segments of the energy infrastructure sector or with certain types of assets. We expect that our management team’s extensive experience and network of business relationships in the energy infrastructure sector will allow us to identify and attract portfolio company management teams that meet these criteria.

•	Fixed Asset-Intensive Investments. We anticipate that most of our investments will be made in companies with a relatively significant base of fixed assets that we believe will provide for reduced downside risk compared to making investments in companies with lower relative fixed asset levels. As fixed asset-intensive companies typically have less variable cost requirements, we expect they will generate attractive cash flow growth even with limited demand- driven or supply-driven growth.

•	Limited Technological Risk. We do not intend to target investment opportunities involving the application of new technologies or significant geological, drilling or development risk.

•	Exit Opportunities. We focus our investments on prospective portfolio companies that we believe will generate a steady stream of cash flow to generate returns on our investments, as well as allow such companies to reinvest in their respective businesses. We expect that such internally generated cash flow will lead to distributions or the repayment of the principal of our investments in portfolio companies and will be a key means by which we monetize our investments over time. In addition, we seek to invest in companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay, or provide liquidity for, our investments through an initial public offering of common MLP units, common stock or other capital markets transactions. We believe our Adviser’s investment experience will help us identify such companies.
Investment Overview
     Our portfolio primarily is, and we expect it to continue to be, comprised of equity and debt securities acquired through individual investments of approximately $5.0 million to $30.0 million in privately-held and micro-cap public companies in the U.S. energy infrastructure sector. It is anticipated that any publicly traded companies in which we invest will have a market capitalization of less than $250 million.
     Investment Selection
     Our Adviser uses an investment selection process modeled after the investment selection process utilized by our Adviser in connection with the other publicly traded closed-end funds it manages, TYG, TYY and TYN. Our Adviser’s investment professionals will be responsible for the structuring and managing of our investments, and will operate under the oversight of our Adviser’s investment committee.
     Target Portfolio Company Characteristics
     We have identified several quantitative, qualitative and relative value criteria that we believe are important in identifying and investing in prospective portfolio companies. While these criteria provide general guidelines for our investment decisions, we caution you that not all of these criteria may be met by each prospective portfolio company in which we choose to invest. Generally, we intend to utilize our access to information generated by our Adviser’s investment professionals to identify prospective portfolio companies and to structure investments efficiently and effectively.
     Midstream and Downstream Segment Focus
     We focus on prospective companies in the midstream and downstream segments, and to a lesser extent the upstream segment, of the U.S. energy infrastructure sector.
     Qualified Management Team
     We generally require that our portfolio companies have an experienced management team with a verifiable track record in the relevant product or service industry. We will seek companies with management teams having strong technical, financial, managerial and operational capabilities, established appropriate governance policies, and proper incentives to induce management to succeed and act in concert with our interests as investors, including having meaningful equity investments.
     Current Yield Plus Growth Potential
     We focus on prospective portfolio companies with a distinct value orientation in which we can invest at relatively low multiples of operating cash flow, that generate a current cash return at the time of investment and that possess good prospects for growth. Typically, we would not expect to invest in start-up companies or companies having speculative business plans.
     Distributions Received from Investments
     We generate revenues in the form of capital gains and distributions on dividend-paying equity securities, warrants, options, or other equity interests that we have acquired in our portfolio companies and in the form of interest payable on the debt investments that we hold. We intend to acquire equity securities that pay cash distributions on a recurring or customized basis. We currently intend to structure our debt investments to provide for quarterly or other periodic interest payments. In addition to the cash yields received on our investments, in some instances, our investments may also include any of the following: end of term payments, exit fees, balloon payment fees or prepayment fees, any of which may be required to be included in income prior to receipt. In some cases we may structure debt investments to provide that interest is not payable in cash, or not entirely in cash, but is instead payable in securities of the issuer or is added to the principal of the debt. The amortization of principal on our debt investments may be deferred until maturity. We also expect to generate revenue in the form of commitment, origination, structuring, or diligence fees, fees for providing managerial assistance, and possibly consulting fees.
     Strong Competitive Position
     We focus on prospective portfolio companies that have developed strong market positions within their respective markets and that are well positioned to capitalize on growth opportunities. We seek to invest in companies that demonstrate competitive advantages that should help to protect their market position and profitability.
     Sensitivity Analyses
     We generally perform sensitivity analyses to determine the effects of changes in market conditions on any proposed investment. These sensitivity analyses may include, among other things, simulations of changes in energy commodity prices, changes in interest rates, changes in economic activity and other events that would affect the performance of our investment. In general, we will not commit to any proposed investment that will not provide at least a minimum return under any of these analyses and, in particular, the sensitivity analysis relating to changes in energy commodity prices.
Investment Process and Due Diligence
     In conducting due diligence, our Adviser uses available public information and information obtained from its relationships with former and current management teams, vendors and suppliers to prospective portfolio companies, investment bankers, consultants and other advisers. Although our Adviser uses research provided by third parties when available, primary emphasis is placed on proprietary analysis and valuation models conducted and maintained by our Adviser’s in-house investment professionals.
     The due diligence process followed by our Adviser’s investment professionals is highly detailed and structured. Our Adviser exercises discipline with respect to company valuation and institutes appropriate structural protections in our investment agreements. After our Adviser’s investment professionals undertake initial due diligence of a prospective portfolio company, more extensive due diligence by our Adviser’s investment professionals, if appropriate, will be undertaken. At the conclusion of the diligence process, our Adviser’s investment committee is informed of critical findings and conclusions. The due diligence process typically includes:
•	review of historical and prospective financial information;

•	review and analysis of financial models and projections;

•	for many midstream and upstream investments, review of third party engineering reserve reports and internal engineering reviews;

•	on-site visits;

•	legal reviews of the status of the potential portfolio company’s title to any assets serving as collateral and liens on such assets;

•	environmental diligence and assessments;

•	interviews with management, employees, customers and vendors of the prospective portfolio company;

•	research relating to the prospective portfolio company’s industry, regulatory environment, products and services and competitors;

•	review of financial, accounting and operating systems;

•	review of relevant corporate, partnership and other loan documents; and

•	research relating to the prospective portfolio company’s management and contingent liabilities, including background and reference checks using our Adviser’s industry contact base and commercial data bases and other investigative sources.
     Additional due diligence with respect to any investment may be conducted on our behalf by our legal counsel and accountants, as well as by other outside advisers and consultants, as appropriate.
     Upon the conclusion of the due diligence process, our Adviser’s investment professionals present a detailed investment proposal to our Adviser’s investment committee. The Adviser’s seven investment professionals have over 130 years of combined experience in energy, leveraged finance, investment banking and private equity investing. The members of our Adviser’s investment committee have an average of over 20 years of financial investment experience. All decisions to invest in a portfolio company must be approved by the unanimous decision of our Adviser’s investment committee.
Investment Structure and Types of Investments
     Once our Adviser’s investment committee has determined that a prospective portfolio company is suitable for investment, for those transactions in which we buy securities in a privately negotiated transaction, we work with the management of that company and its other capital providers, including other senior and junior debt and equity capital providers, if any, to structure an investment. We negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company’s capital structure. We may invest up to 30% of our total assets in assets that are non qualifying assets in among other things, high yield bonds, bridge loans, distressed debt, commercial loans, private equity and securities of public companies or secondary market purchases of securities of target portfolio companies.
     The types of securities in which we may invest include, but are not limited to, the following:
     Equity Investments
     We expect our equity investments will likely consist of common or preferred equity (generally limited partner interests, including interests in MLPs, and limited liability company interests) that is expected to pay distributions on a current basis. Preferred equity generally has a preference over common equity as to distributions on liquidation and distributions. In general, we expect that our equity investments will not be control-oriented investments and we may acquire equity securities as part of a group of private equity investors in which we are not the lead investor. In many cases, we also may obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.
     In addition to limited partner interests and limited liability company interests, we may also purchase, among others, general partner interests, and common and preferred stock, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited partnerships or limited liability companies. We may also invest in the securities of entities formed as joint ventures with companies in the energy infrastructure sector to spin off assets deemed to be better suited for ownership through a separate entity or to construct greenfield projects.
     Debt Investments
     Our debt investments may be secured or unsecured. In general, our debt investments will not be control-oriented investments and we may acquire debt securities as a part of a group of investors in which we are not the lead investor. We anticipate structuring a significant amount of our debt investments as mezzanine loans. Mezzanine loans typically are unsecured, and usually rank subordinate in priority of payment to senior debt, such as senior bank debt, but senior to common and preferred equity, in a borrowers’ capital structure. We expect to invest in a range of debt investments generally having a term of five to ten years and bearing interest at either a fixed or floating rate. These loans typically will have interest-only payments in the early years, with amortization of principal deferred to the later years of the term of the loan.
     In addition to bearing fixed or variable rates of interest, mezzanine loans also may provide an opportunity to participate in the capital appreciation of a borrower through an equity interest. We expect this equity interest will typically be in the form of a warrant. Due to the relatively higher risk profile and often less restrictive covenants, as compared to senior loans, mezzanine loans generally earn a higher return than senior loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of principal while retaining their equity interest in the borrower. In some cases, we anticipate that mezzanine loans may be collateralized by a subordinated lien on some or all of the assets of the borrower.

     In some cases, our debt investments may provide for a portion of the interest payable to be payment-in-kind interest. To the extent interest is payment-in-kind, it will likely be payable through the increase of the principal amount of the loan by the amount of interest due on the then-outstanding aggregate principal amount of such loan.
     We tailor the terms of our debt investments to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that aims to protect our rights and manage risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to seeking a position senior to common and preferred equity in the capital structure of our portfolio companies, we will seek, where appropriate, to limit the downside potential of our debt investments by:
•	requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for our credit risk;

•	incorporating “put” rights and “call” protection into the investment structure; and

•	negotiating covenants in connection with our investments that afford portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.
     Warrants
     Our investments may include warrants or options to establish or increase an equity interest in the portfolio company. Warrants we receive in connection with an investment may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the portfolio company, upon the occurrence of specified events. In certain cases, we also may obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.
Investments
     We believe that our Adviser’s expertise in investing in small and middle market companies in the midstream and downstream segments of the U.S. energy infrastructure sector, and our Adviser’s experience as an investment adviser in the energy infrastructure sector, positions our Adviser to identify and capitalize on desirable investment opportunities. In addition, we believe that our Adviser’s regular contact with companies in the energy infrastructure sector, investment bankers engaged in financing and merger and acquisition advisory work, and other professionals providing services to growth companies in the energy infrastructure sector, will contribute to the number of quality investment opportunities that we can evaluate.
     As of November 30, 2007, we have invested approximately $153.0 million in 13 portfolio companies in the energy infrastructure sector through the acquisition of limited liability company units, limited partnership interests, incentive distribution rights, general partner interests, subordinated debt and a participation in a secured credit facility. For a more detailed description of these investments, see “Portfolio Companies.”
Ongoing Relationships with Portfolio Companies
     Monitoring
     The investment professionals of our Adviser monitor each portfolio company to determine progress relative to meeting the company’s business plan and to assess the appropriate strategic and tactical courses of action for the company. This monitoring may be accomplished by attendance at board of directors meetings, the review of periodic operating reports and financial reports, an analysis of relevant reserve information and capital expenditure plans, and periodic consultations with engineers, geologists, and other experts. The performance of each portfolio company is also periodically compared to performance of similarly sized companies with comparable assets and businesses to assess performance relative to peers. Our Adviser’s monitoring activities are expected to provide it with the necessary access to monitor compliance with existing covenants, to enhance its ability to make qualified valuation decisions, and to assist its evaluation of the nature of the risks involved in each individual investment. In addition, these monitoring activities should permit our Adviser to diagnose and manage the common risk factors held by our total portfolio, such as sector concentration, exposure to a single financial sponsor, or sensitivity to a particular geography.
     As part of the monitoring process, our Adviser continually assesses the risk profile of each of our investments and rates them on a scale of (1) to (3) based on the following categories:
     (1) The portfolio company is performing at or above expectations and the trends and risk factors are generally favorable to neutral.
     (2) The portfolio company is performing below expectations and the investment’s risk has increased materially since origination. The portfolio company is generally out of compliance with various covenants; however, payments are generally not more than 120 days past due.
     (3) The portfolio company is performing materially below expectations and the investment risk has substantially increased since origination. Most or all of the covenants are out of compliance and payments are substantially delinquent. Investment is not expected to provide a full repayment of the amount invested.
     As of November 30, 2007, all of our portfolio companies have a rating of (1).
Managerial Assistance
     The investment professionals of our Adviser make available, and will provide upon request, significant managerial assistance to our portfolio companies. This assistance may involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising the management teams of our portfolio companies, assisting in the formulation of their strategic plans, and providing other operational, organizational and financial consultation. Involvement with each portfolio company will vary based on a number of factors.
Valuation Process
     We value our portfolio in accordance with U.S. generally accepted accounting principles and will rely on multiple valuation techniques, reviewed on a quarterly basis by our Board of Directors. Our Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of our investments:
•	Investment Team Valuation. Each portfolio company or investment will initially be valued by the investment professionals of our Adviser responsible for the portfolio investment. As a part of this process, materials will be prepared containing their supporting analysis.

•	Investment Committee Valuation. Our Adviser’s investment committee will review the investment team preliminary valuations and the investments professionals of our Adviser will consider and assess, as appropriate, any changes that may be required to the preliminary valuations to address any comments provided by our Adviser’s investment committee.

•	Final Valuation Determination. The Board of Directors will assess the valuation, including supporting documentation, and determine the fair value of each investment in our portfolio in good faith.

•	Third Party Valuation Activity. The independent valuation firm retained by the Board of Directors will perform certain limited procedures, if requested by the Board of Directors, on a selection of valuations as determined by the Board of Directors.
     We have retained Duff & Phelps, LLC, an independent valuation firm, to advise our Board of Directors and provide third-party valuation consulting services which will consist of certain limited procedures that we will identify and request them to perform. Upon completion of such limited procedures, Duff & Phelps, LLC will review the fair value, as determined by us, of those investments subjected to their limited procedures, and make a determination as to whether the fair value, as determined by us, does or does not appear to be unreasonable. The independent valuation firm’s limited procedures do not and will not involve an audit, review, compilation or any other form of examination or attestation under generally accepted auditing standards. Our Board of Directors is solely responsible for determining the fair value of any individual investment or portfolio of investments, nor are the limited procedures performed by Duff & Phelps, LLC intended to be used to determine fair value of any investment or portfolio of investment. The limited procedures performed by Duff & Phelps, LLC are supplementary to the inquiries and procedures that the Board of Directors is required to undertake to determine the fair value of the investments in good faith.
     Determination of fair values involves subjective judgments and estimates. The notes to our financial statements will refer to the uncertainty with respect to the possible effects of such valuations, and any change in such valuations, on our financial statements.
Competition
     We compete with public and private funds, commercial and investment banks and commercial financing companies to make the types of investments that we plan to make in the U.S. energy infrastructure sector. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than us. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, allowing them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. These competitive conditions may adversely affect our ability to make investments in the energy infrastructure sector and could adversely affect our distributions to stockholders.
Brokerage Allocation and Other Practices
     Since we will generally acquire and dispose of our investments in privately negotiated transactions, we infrequently will use brokers in the normal course of our business. Subject to policies established by our Board of Directors, we do not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly on brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if it determines in good faith that such commission is reasonable in relation to the services provided.
Proxy Voting Policies
     We, along with our Adviser, have adopted proxy voting policies and procedures (“Proxy Policy”), that we believe are reasonably designed to ensure that proxies are voted in our best interests and the best interests of our stockholders. Subject to its oversight, the Board of Directors has delegated responsibility for implementing the Proxy Policy to our Adviser.
     In the event requests for proxies are received with respect to the voting of equity securities, on routine matters, such as election of directors or approval of auditors, the proxies usually will be voted with management unless our Adviser determines it has a conflict or our Adviser determines there are other reasons not to vote with management. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and stockholder proposals, our Adviser will vote, or abstain from voting if deemed appropriate, on a case by case basis in a manner it believes to be in the best economic interest of our stockholders. In the event requests for proxies are received with respect to debt securities, our Adviser will vote on a case by case basis in a manner it believes to be in the best economic interest of our stockholders.
     Our Chief Executive Officer is responsible for monitoring our actions and ensuring that (i) proxies are received and forwarded to the appropriate decision makers, and (ii) proxies are voted in a timely manner upon receipt of voting instructions. We are not responsible for voting proxies we do not receive, but will make reasonable efforts to obtain missing proxies. Our Chief Executive Officer will implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships, (ii) other potential material business relationships, and (iii) material personal and family relationships. All decisions regarding proxy voting will be determined by our Adviser’s investment committee and will be executed by our Chief Executive Officer. Every effort will be made to consult with the portfolio manager and/or analyst covering the security. We may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).
     If a request for proxy presents a conflict of interest between our stockholders on one hand, and our Adviser, the principal underwriters, or any affiliated persons of ours, on the other hand, our management may (i) disclose the potential conflict to the Board of Directors and obtain consent, or (ii) establish an ethical wall or other informational barrier between the persons involved in the conflict and the persons making the voting decisions.
     Stockholders may obtain information regarding how we voted proxies with respect to our portfolio securities without charge by making a written request for proxy voting information to: Tortoise Capital Resources Corporation, 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210, Attention Corporate Secretary or by telephone at (913) 981-1020 or toll-free at (866) 362-9331.

Staffing
     We do not currently have or expect to have any employees. Services necessary for our business will be provided by individuals who are employees of our Adviser, pursuant to the terms of the Investment Advisory Agreement and the Administration Agreement. Each of our executive officers described under “Management” is an employee of our Adviser.
Properties
     We do not own any real estate or other physical properties. The Adviser is the current leaseholder for all properties in which we operate. We occupy these premises pursuant to our Investment Advisory Agreement and the Administration Agreement with the Adviser. Our principal executive office is located in Overland Park, Kansas, and certain corporate officers and investment personnel are located in St. Louis, Missouri and Alexandria, Virginia.
Legal Proceedings
     Neither we nor our Adviser are currently subject to any material legal proceedings, nor to our knowledge, is any material legal proceeding threatened against us.

PORTFOLIO COMPANIES
     The following table sets forth a brief description of each portfolio company and a description of the investment we have made in each such company. We may on occasion hold seats on the Board of Directors of a portfolio company and endeavor to obtain board observation rights with respect to our portfolio companies. For additional information regarding our portfolio companies see our Schedule of Investments included in this prospectus.
     The following table summarizes our investments in portfolio companies as of November 30, 2007. Eagle Rock Energy Partners, L.P., EV Energy Partners, L.P. and Legacy Reserves L.P. are publicly-traded. Abraxas Energy Partners, L.P. filed for its initial public offering with the Securities and Exchange Commission on July 13, 2007.

Name of Portfolio	Nature of its	Securities	Amount Invested	Fair Market Value	Current
Company (Segment)	Principal Business	Held by Us	(in millions)	(in millions)	Yield(1)
Abraxas Energy Partners, L.P. (Upstream)	Natural gas and oil exploitation and development in the Delaware and Gulf Coast Basins of Texas	Common Units	$7.5	$7.4	9.0%
Eagle Rock Energy Partners, L.P. (Midstream)	Gatherer and processor of natural gas in north and east Texas and Louisiana	Common Units	12.2	13.9	8.0%
EV Energy Partners, L.P. (Upstream)	Acquirer, producer and developer of oil and gas properties	Common Units	7.5	7.4	6.5%
High Sierra Energy, LP (Midstream)	Marketer, processor and transporter of hydrocarbons with operations primarily in Colorado, Wyoming and Florida	Common Units	24.8	27.3	9.8%
High Sierra Energy GP, LLC (Midstream)	General Partner of High Sierra Energy, LP	GP Interest	2.0	2.8	2.0	%(2)
International Resource Partners LP (Coal)	Operator of both metallurgical and steam coal mines in Central Appalachia	Class A Units	10.0	9.0	8.0%
Legacy Reserves LP (Upstream)	Oil and natural gas exploitation and development in the Permian Basin	Limited Partner Units	4.5	5.7	10.1%
LONESTAR Midstream Partners, LP (Midstream)	Gatherer and processor of natural gas in six counties in Texas	Class A Units	23.4	23.4	8.0	%(3)(4)
LSMP GP, LP (Midstream)	General Partner of LONESTAR Midstream Partners, LP	GP LP Units	0.5	0.7	1.7	%(3(4)
Millennium Midstream Partners, LP (Midstream)	Gatherer and processor of natural gas in Texas, Louisiana and offshore Gulf of Mexico	Class A Common Units Incentive Distribution Rights	17.5	15.7	8.5%
Mowood, LLC (Downstream)	Natural gas distribution in central Missouri with Department of Defense contract through 2014 and landfill gas to energy projects	Equity interest	1.5	2.8	10.0	%(5)
		Subordinated Debt	7.1	7.1	12.0%
Quest Midstream Partners, L.P. (Midstream)	Operator of natural gas gathering pipelines in the Cherokee Basin and interstate natural gas transmission pipelines in Oklahoma, Kansas and Missouri	Common Units	22.2	21.9	9.2%
VantaCore Partners LP (Aggregate)	Acquirer and operator of aggregate companies, with quarry operations in Clarksville, Tennessee	Common Units Incentive Distribution Rights	8.5	9.5	9.5%
		Secured Credit Facility	3.8	3.8	10.7	%(6)

			$153.0	$158.4

(1)	The current yield has been calculated by annualizing the most recent distribution and dividing by the amount invested in the underlying security. Actual distributions to us are based on each company’s available cash flow and are subject to change.

(2)	Includes original purchase of 3 percent equity interest, sale of 0.6274 percent equity interest in July 2007 and subsequent capital calls.

(3)	Distributions are paid in kind.

(4)	Includes the purchase of 60,858 of additional Class A Common Units from LONESTAR Midstream Partners, LP for $1,217,160 and 9 GP LP Units from LSMP GP LP for $18,834 in December 2007.

(5)	Represents an equity distribution on our invested capital. We expect that, pending cash availability, such equity distributions will recur on a quarterly basis at or above such yield.

(6)	Variable interest rate.
Abraxas Energy Partners, L.P. (“Abraxas”)
Abraxas was formed with Abraxas Petroleum Corp.’s long-lived, low-decline natural gas and oil reserves located in the Delaware and Gulf Coast Basins of Texas, Rocky Mountains and mid-continent region of the U.S. Abraxas Petroleum Corp. is an independent publicly-traded energy company engaged in the exploration and production of natural gas and oil in the Permian Basin of West Texas, onshore Texas Gulf Coast, mid-continent region, Rocky Mountains and the southern Powder River Basin in eastern Wyoming. Abraxas’ principal office is located at 500 N. Loop 1604 East, Suite 100, San Antonio, TX 78232.
Eagle Rock Energy Partners, L.P. (“Eagle Rock Energy”)
Eagle Rock Energy is a publicly traded master limited partnership with midstream assets located in Texas and Louisiana and upstream assets in seventeen states. The company conducts its operations through Eagle Rock Pipeline, L.P. Eagle Rock Energy’s principal office is located at 14950 Heathrow Forest Pkwy., Suite 111, Houston, TX 77032.
EV Energy Partners, L.P. (“EV”)
EV is a publicly traded master limited partnership engaged in acquiring, producing and developing oil and gas properties. EV’s current properties are located in the Appalachian Basin, primarily in Ohio and West Virginia and in the Monroe Field in Northern Louisiana and Tennessee. EV’s principal office is located at 1001 Fannin Street, Suite 800, Houston, TX 77002.
High Sierra Energy, LP (“High Sierra”)
High Sierra is a holding company with diversified midstream energy assets focused on the processing, transportation, storage and marketing of hydrocarbons. The management team of High Sierra includes former executives and founders of midstream private and public companies focused on acquiring attractive assets at reasonable multiples. The company’s purchased assets include a natural gas liquids logistics and transportation business in Colorado, natural gas gathering and processing operations in Louisiana, a natural gas storage facility in Mississippi, an ethanol terminal in Nevada, crude and natural gas liquids trucking businesses in Kansas and Colorado, a well water processing facility in Wyoming and two asphalt processing, packaging and distribution terminals in Florida. High Sierra’s principal office is located at 3773 Cherry Creek Drive North, Suite 655, Denver, CO 80209.
High Sierra Energy GP, LLC (“High Sierra GP”)
High Sierra GP is the general partner of High Sierra. High Sierra GP’s principal office is located at 3773 Cherry Creek Drive North, Suite 655, Denver, CO 80209.
International Resource Partners LP (“IRP”)
IRP’s initial acquisition of surface and underground coal mine operations in southern West Virginia is comprised of metallurgical and steam coal reserves, a coal washing and preparation plant, rail load-out facilities and a sales and marketing subsidiary. IRP’s principal office is located at 725 5th Avenue, New York, NY 10022..
Legacy Reserves LP (“Legacy”)
Legacy is a publicly traded master limited partnership focused on mature oil weighted properties in the Permian Basin in Western Texas that generate stable volumes of oil and natural gas with low rates of decline. Legacy focuses on the exploitation of proved developed reserves. Legacy’s principal office is located at 303 West Wall, Suite 1500, Midland, TX 79701.
LONESTAR Midstream Partners, LP (“Lonestar”)
Lonestar is a midstream limited partnership which provides gathering, dehydration, compression, and processing services to natural gas producers in six counties of the Barnett-Shale play. The company has the capacity to gather, compress and transport over 350,000

Mcfd through the company’s gathering systems. Our President holds one of four seats on Lonestar’s Board of Directors. Lonestar’s principal office is located at 300 E. John Carpenter Freeway, Suite 800, Irving, TX 75062.
LSMP GP, LP (“LSMP GP”)
LSMP GP is the general partner of Lonestar. LSMP GP’s principal office is located at 300 E. John Carpenter Freeway, Suite 800, Irving, TX 75062.
Millennium Midstream Partners, LP (“Millennium”)
Millennium is a limited partnership focused on natural gas gathering and processing with assets in Texas, Louisiana and offshore in the Gulf of Mexico. Millennium’s gathering business consists of over 500 miles of pipelines and its processing business consists of interests in six plants. Millennium’s principal office is located at 10077 Grogans Mill Rd., Suite 200, The Woodlands, TX 77380.
Mowood, LLC (“Mowood”)
Mowood is a holding company whose assets include Omega Pipeline, LLC (“Omega”) and Timberline Energy, LLC (“Timberline”). Omega is a natural gas local distribution company located on the Fort Leonard Wood army base in southwest Missouri. Omega is in the third year of a ten-year contract with the Department of Defense pursuant to which it provides natural gas to Fort Leonard Wood. Timberline is an owner and developer of projects that convert landfill gas to energy. We own 100 percent of the ownership interests in Mowood. Mowood’s principal office is located at P.O. Box 2861, Ordinance Street, Building 2570, Fort Leonard Wood, MO 65473.
Quest Midstream Partners, L.P. (“Quest”)
Quest was formed by the spin-off of Quest Resource Corporation’s midstream coal bed methane natural gas gathering assets in the Cherokee Basin. Quest owns more than 1800 miles of natural gas gathering pipelines (primarily serving Quest Energy Partners, L.P., an affiliate) and over 1100 miles of interstate natural gas transmission pipelines in Oklahoma, Kansas and Missouri. Quest’s principal office is located at 210 Park Avenue, Suite 2750, Oklahoma City, OK 73102.
VantaCore Partners LP (“VantaCore”)
VantaCore was formed to acquire companies in the aggregate industry and currently owns a quarry and asphalt plant in Clarksville, Tennessee. Our President holds one of four seats on Vantacore’s Board of Directors. VantaCore’s principal office is located at 666 Fifth Avenue, 26th Floor, New York, NY 10103.

PORTFOLIO MANAGEMENT
     Our Board of Directors provides the overall supervision and review of our affairs. Management of our portfolio is the responsibility of our Adviser’s investment committee. Our Adviser’s investment committee is composed of five senior investment professionals, all of whom are managers of our Adviser. Our Adviser has seven investment professionals who are responsible for the structuring and managing of our investments. The Adviser’s seven investment professionals have over 130 years of combined experience in energy, leveraged finance, investment banking and private equity investing. For biographical information about our Adviser’s investment professionals, see “Adviser.”
Investment Committee
     Management of our portfolio will be the responsibility of our Adviser’s investment committee. Our Adviser’s investment committee is comprised of its five Managing Directors: H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, Terry C. Matlack and David J. Schulte. All decisions to invest in a portfolio company must be approved by the unanimous decision of our Adviser’s investment committee and any one member of our Adviser’s investment committee can require our Adviser to sell a security. Biographical information about each member of our Adviser’s investment committee is set forth under “Management — Directors and Officers,” below. Information regarding the amount of our securities owned by each member of our Adviser’s investment committee is set forth under the heading “Control Persons and Principal Stockholders.”
     The following table provides information about the other accounts managed on a day-to-day basis by each member of our Adviser’s investment committee as of November 30, 2007:

			Number of	Total Assets
			Accounts	of Accounts
		Total	Paying a	Paying a
	Number of	Assets of	Performance	Performance
Name of Manager	Accounts	Accounts	Fee	Fee
H. Kevin Birzer
Registered investment companies	5	$2,480,728,908	0	—
Other pooled investment vehicles	4	$88,935,836	0	—
Other accounts	197	$2,026,180,253	0	—
Zachary A. Hamel
Registered investment companies	5	$2,480,728,908	0	—
Other pooled investment vehicles	4	$88,935,836	0	—
Other accounts	197	$2,026,180,253	0	—
Kenneth P. Malvey
Registered investment companies	5	$2,480,728,908	0	—
Other pooled investment vehicles	4	$88,935,836	0	—
Other accounts	197	$2,026,180,253	0	—
Terry C. Matlack
Registered investment companies	5	$2,480,728,908	0	—
Other pooled investment vehicles	0	$0	0	—
Other accounts	177	$230,109,731	0	—
David J. Schulte
Registered investment companies	5	$2,480,728,908	0	—
Other pooled investment vehicles	0	$0	0	—
Other accounts	177	$230,109,731	0	—
     None of Messrs. Birzer, Hamel, Malvey, Matlack or Schulte receives any direct compensation from the Company or any other of the managed accounts reflected in the table above. All such accounts are managed by the Adviser or Fountain Capital Management, L.L.C. (“Fountain Capital”). All members of our Adviser’s investment committee are full-time employees of our Adviser and receive a fixed salary for the services they provide. Each of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte own an equity interest in either KCEP or FCM, the two entities that control our Adviser, and each thus benefits from increases in the net income of our Adviser.

MANAGEMENT
Directors and Officers
     Our business and affairs are managed under the direction of our Board of Directors. Accordingly, our Board of Directors provides broad supervision over our affairs, including supervision of the duties performed by our Adviser. Certain employees of our Adviser are responsible for our day-to-day operations. The names, ages and addresses of our directors and specified executive officers, together with their principal occupations and other affiliations during the past five years, are set forth below. Each director and officer will hold office for the term to which he is elected and until his successor is duly elected and qualifies, or until he resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each director and officer is 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210. Our Board of Directors consists of a majority of directors who are not “interested persons” (as defined in the 1940 Act) of our Adviser or its affiliates. The directors who are “interested persons” (as defined in the 1940 Act) are referred to as “Interested Directors.” Under our Charter, the board is divided into three classes. Each class of directors will hold office for a three year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify.
     The directors and officers of the Company and their principal occupations and other affiliations during the past five years are set forth below.

	Position(s) Held		Number of
	with Company,		Portfolios in	Other Board
	Term of Office		Fund Complex	Positions
	and Length of	Principal Occupation	Overseen by	Held by
Name and Age	Time Served	During Past Five Years	Director(1)	Director
Independent Directors
Conrad S. Ciccotello, 47	Class III Director since 2005	Tenured Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Graduate Personal Financial Planning Programs; formerly Editor, “Financial Services Review,” (an academic journal dedicated to the study of individual financial management); Formerly, faculty member, Pennsylvania State University (1997-1999).	6	None

John R. Graham, 62	Class II Director since 2005	Executive-in-Residence and Professor of Finance (part-time), College of Business Administration, Kansas State University (has served as a professor or adjunct professor since 1970); Chairman of the Board, President and CEO, Graham Capital Management, Inc., primarily a real estate development and investment and venture capital company; Owner of Graham Ventures, a business services and venture capital firm; Part-time Vice President Investments, FB Capital Management, Inc. (a registered investment adviser) since 2007; formerly, CEO, Kansas Farm Bureau Financial Services, including seven affiliated insurance or financial service companies (1979-2000).	6	Kansas State Bank

	Position(s) Held		Number of
	with Company,		Portfolios in	Other Board
	Term of Office		Fund Complex	Positions
	and Length of	Principal Occupation	Overseen by	Held by
Name and Age	Time Served	During Past Five Years	Director(1)	Director

Charles E. Heath, 65	Class I Director since 2005	Retired in 1999. Formerly, Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999). Chartered Financial Analyst (“CFA”) designation since 1974.	6	None

Interested Directors and Officers(2)
H. Kevin Birzer, 48	Class II Director and Chairman of the Board since 2005	Managing Director of the Adviser since 2002; Partner, Fountain Capital (1990-present); Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); formerly, Vice President, F. Martin Koenig & Co., an investment management firm (1983-1986).	6	None

Terry C. Matlack, 52	Class I Director, Chief Financial Officer and Assistant Treasurer since 2005	Managing Director of the Adviser since 2002; full-time Managing Director, KCEP (2001-2002); formerly, President, GreenStreet Capital, a private investment firm (1998-2001).	6	None

David J. Schulte, 47	Chief Executive Officer since 2005; President from 2005 to 2007	Managing Director of the Adviser since 2002; full-time Managing Director, KCEP (1993-2002); CFA designation since 1992.	N/A	None

Zachary A. Hamel, 42	Senior Vice President since 2005; Secretary from 2005 to 2007	Managing Director of the Adviser since 2002; Partner with Fountain Capital (1997-present).	N/A	None

Kenneth P. Malvey, 42	Senior Vice President and Treasurer since 2005	Managing Director of the Adviser since 2002; Partner, Fountain Capital Management (2002-present); formerly, Investment Risk Manager and member of the Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996-2002).	N/A	None

Edward Russell, 44	President since 2007	Senior Investment Professional of the Adviser since 2006; Managing Director in investment banking department of Stifel, Nicolaus & Company, Incorporated responsible for all of the energy and power transactions, including all of the debt and equity transactions for TYG, TYY and TYN (1999-2006).

(1)	This number includes TYG, TYY, TYN, TTRF, TGOC and us. Our Adviser also serves as the investment adviser to TYG,

TYY, TYN, TTRF and TGOC.

(2)	As a result of their respective positions held with the Adviser or is affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.
Executive Committee
     We have a standing Executive Committee that consists of Mr. Birzer and Mr. Matlack. Mr. Birzer and Mr. Matlack are both “interested persons” (within the meaning of the 1940 Act). The Executive Committee has authority to exercise the powers of the Board (i) to address emergency matters where assembling the full Board in a timely manner is impracticable, or (ii) to address matters of an administrative or ministerial nature. The Executive Committee held one meeting during fiscal 2007.
Audit and Valuation Committee
     Our Board of Directors has a standing Audit and Valuation Committee that consists of three directors of the Company who are not “interested persons” (within the meaning of the 1940 Act) (“Independent Directors”). The Audit and Valuation Committee’s function is to select an independent registered public accounting firm to review our quarterly financial statements and conduct the annual audit of our financial statements, review with the independent registered public accounting firm the outline, scope and results of this annual audit, review the portfolio company valuations proposed by our Adviser’s investment committee and review the performance and approval of all fees charged by the independent registered public accounting firm for audit, audit-related and other professional services. In addition, the Audit and Valuation Committee meets with the independent registered public accounting firm and representatives of management to review accounting activities and areas of financial reporting and control. For purposes of the Sarbanes-Oxley Act, the Audit and Valuation Committee has at least one member who is deemed to be a financial expert. The Audit and Valuation Committee operates under a written charter approved by the Board of Directors. The Audit and Valuation Committee meets periodically, as necessary and held two meetings during fiscal 2007. The Audit and Valuation Committee members are Mr. Ciccotello (Chairman), Mr. Graham, and Mr. Heath.
Nominating, Corporate Governance and Compensation Committee
     We have a standing Nominating, Corporate Governance and Compensation Committee (the “Committee”) that consists exclusively of three Independent Directors. The Committee’s function is: (1) to identify individuals qualified to become Board members, consistent with criteria approved by the Board, and to recommend to the Board the director nominees for the next annual meeting of stockholders and to fill any vacancies; (2) to monitor the structure and membership of Board committees; (3) to recommend to the Board director nominees for each committee; (4) review issues and developments related to corporate governance issues and develop and recommend to the Board corporate governance guidelines and procedures; (5) evaluate and make recommendations to the Board regarding director compensation; and (6) oversee the evaluation of the Board and management. The Committee will consider stockholder recommendations for nominees for membership to the Board so long as such recommendations are made in accordance with our Bylaws. The members of the Committee are Conrad S. Ciccotello, John R. Graham (Chairman) and Charles E. Heath. The Committee meets periodically as necessary and held three meetings during fiscal 2007.
Compliance Committee
     We have a standing Compliance Committee that was formed in April 2007 and consists exclusively of three Independent Directors. The Compliance Committee’s function is to review and assess management’s compliance with applicable securities laws, rules and regulations, monitor compliance with our Code of Ethics, and handle other matters as the Board or committee chair deems appropriate. The Compliance Committee members are Conrad S. Ciccotello, John R. Graham and Charles E. Heath (Chairman).
Compensation Table
     Our directors and officers who are interested persons receive no salary or fees from us. For the current fiscal year, each Independent Director receives from us an annual retainer of $12,000 and a fee of $2,000 for each meeting of the Board or Audit and Valuation Committee he or she attends in person (or $1,000 for each Board or Audit and Valuation Committee meeting attended telephonically, or for each Audit and Valuation Committee meeting attended in person that is held on the same day as a Board meeting). Independent Directors also receive $1,000 for each other committee meeting attended in person or telephonically (other than Audit and Valuation Committee meetings). The Chairman of the Audit and Valuation Committee receives an additional annual retainer of $4,000. Each other committee chairman receives an additional annual retainer of $1,000. The Independent Directors are reimbursed for expenses incurred as a result of attendance at a meeting of the Board and Board Committees.

     The table below sets forth the compensation paid to our Board of Directors during fiscal 2007. We do not compensate our officers. No director or officer is entitled to receive pension or retirement benefits from us and no director received any compensation from us other than in cash.
Director Compensation

	Fees Earned
	or Paid
Name and Position with the Company	in Cash	Total
Independent Directors
Conrad S. Ciccotello	$31,000	$31,000
John R. Graham	$26,000	$26,000
Charles E. Heath	$28,000	$28,000
Interested Directors
H. Kevin Birzer	$0	$0
Terry C. Matlack	$0	$0

ADVISER
     Tortoise Capital Advisors, a registered investment adviser, serves as our investment adviser. Our Adviser was formed in October 2002 and has been managing investments in portfolios of MLPs in the energy sector since that time. Our adviser also manages the investments of TYG, TYY, TYN, TTRF and TGOC. TYG is a publicly-traded, non-diversified, closed-end management investment company focused primarily on investing in MLPs in the midstream segment of the energy infrastructure sector. TYY is a publicly-traded, non-diversified, closed-end management investment company focused primarily on investing in MLPs in the midstream segment of the energy infrastructure sector. TYN is a publicly-traded, non-diversified, closed-end management investment company focused primarily on investing in publicly traded upstream Canadian royalty trusts and midstream and downstream income trusts, and publicly traded U.S. MLPs. TTRF is a privately held, closed-end management investment company owned predominantly by institutions and focused primarily on investing in MLPs in the midstream segment of the energy infrastructure sector. TGOC is a privately held, closed-end management investment company focused primarily on investing in companies in the upstream, and to a lesser extent midstream, gas and oil segments of the energy sector. As of February 29, 2008, our Adviser managed client assets of approximately $2.8 billion.
     FCM and KCEP control our Adviser through their equity ownership and management rights in our Adviser. FCM and KCEP have no operations and serve as a holding companies. FCM’s ownership interest was previously held by Fountain Capital.
•	KCEP was formed in 1993 and until recently, managed KCEP Ventures II, L.P. (“KCEP II”), a private equity fund with committed capital of $55 million invested in a variety of companies in diverse industries, including a private financing for a propane retail and wholesale company, Inergy, L.P. KCEP II wound up its operations in late 2006, has no remaining portfolio investments and has distributed proceeds to its partners. KCEP I, L.P. (“KCEP I”), a start-up and early-stage venture capital fund launched in 1994 and previously managed by KCEP, also recently completed the process of winding down. As a part of that process, KCEP I entered into a consensual order of receivership, which was necessary to allow KCEP I to distribute its remaining $1.3 million of assets to creditors and the SBA. The consensual order acknowledged a capital impairment condition and the resulting nonperformance by KCEP I of its agreement with the SBA, both of which were violations of the provisions requiring repayment of capital under the Small Business Investment Act of 1958 and the regulations thereunder.

•	Fountain Capital was formed in 1990 and focuses primarily on providing investment advisory services to institutional investors with respect to below investment grade debt.

•	Our Adviser was formed by KCEP and Fountain Capital to provide portfolio management services exclusively with respect to energy infrastructure investments.
     Our Adviser currently has seven investment professionals who are responsible for the origination, structuring and managing of our investments. Two of those investment professionals are Messrs. Matlack and Schulte, who are also Managing Directors of KCEP. The other five investment professionals are Ms. Marquard and Messrs. Fulmer, Henriksen, Mojica and Russell. The Adviser’s seven investment professionals have over 130 years of combined experience in energy, leveraged finance, investment banking and private equity investing. Their biographical information is set forth below.
•	Jeffrey Fulmer — From 2002 to 2007, Mr. Fulmer was with the U.S. Department of Defense, where he headed a group of oil, gas, electric power, communications, transportation, chemical, and water infrastructure analysts engaged globally in critical infrastructure analysis, assessment, and protection. From 2000 to 2002, Mr. Fulmer served as President of Redland Energy, a natural gas property acquisition and exploitation company. From 1989 to 2000, Mr. Fulmer served as Senior Vice-President and in other management capacities for Statoil Energy and its predecessor, responsible for exploration, development and land acquisition. Prior to joining Statoil Energy, Mr. Fulmer served six years in engineering and geological positions for ARCO Oil and Gas and Tenneco Oil Exploration and Production, working oil and gas field evaluation and exploitation projects.

•	David Henriksen — From 2001 to 2007, Mr. Henriksen held various positions with Great Plains Energy, an energy holding company, where he most recently served as Vice-President, Strategy and Investor Relations. His prior experience includes merger and acquisition advisory services, as well as corporate finance and corporate development positions with Koch Industries, a holder of a diverse group of companies engaged in trading, operations and investment worldwide, and CGF Industries, a multi-industry leveraged buyout and operating holding company.

•	Lisa Marquard — Prior to joining our Adviser in June 2007, Ms. Marquard was with Stifel, Nicolaus & Company, Incorporated (“Stifel Nicolaus”) since 2002, where she worked in the Financial Institution Investment Banking Group. Her

prior experience includes executing public and private capital offerings, merger and acquisition advisory services, as well as general advisory services including valuations, strategic alternatives and shareholder reduction transactions.
•	Terry Matlack — Mr. Matlack has been a Managing Director of our Adviser since 2002 and also serves as Chief Financial Officer, Assistant Treasurer and Director of TYG, TYY, TYN, TTRF and TGOC. From 2001 to 2002, Mr. Matlack was a full-time Managing Director at KCEP. Prior to joining KCEP, Mr. Matlack was President of GreenStreet Capital and its affiliates, which invested primarily in the telecommunications service industry. Prior to 1995, he was Executive Vice President and a member of the Board of Directors of W. K. Communications, Inc., a cable television acquisition company, and Chief Operating Officer of W. K. Cellular, a rural cellular service area operator. Mr. Matlack also serves on the Board of Directors of Kansas Venture Capital, an SBIC.

•	Abel Mojica III — Prior to joining our Adviser in 2005 and since 1999, Mr. Mojica was a Principal of KCEP. While at KCEP, Mr. Mojica, together with Mr. Schulte, led KCEP’s investment in the private company predecessor to Inergy, L.P., from an early stage of development through its initial public offering and was also involved in the structuring of an investment in MarkWest Energy Partners, L.P. Mr. Mojica has been in the private equity and finance industry since 1996. Mr. Mojica represented the interests of KCEP by serving on the boards of directors of three portfolio companies. Prior to joining KCEP in 1999, Mr. Mojica worked in investment banking at First Chicago Capital Markets (now J.P. Morgan Chase) and in commercial banking at Citicorp (now Citigroup).

•	Edward Russell — Prior to joining our Adviser in March 2006, Mr. Russell was at Stifel, Nicolaus & Company, Incorporated (“Stifel Nicolaus”) beginning in 1999, where he headed the Energy and Power Group as a Managing Director from 2003 to March 2006, and served as Vice President-Investment Banking before that. While a Managing Director at Stifel Nicolaus, Mr. Russell was responsible for all of the energy and power transactions, including all of the debt and equity transactions for TYG, TYY and TYN and our first private placement transaction. Prior to joining Stifel Nicolaus, Mr. Russell worked for more than 15 years as an investment banker at Pauli & Company, Inc. and Arch Capital LLC and as a commercial banker with Magna Group and South Side National Bank.

•	David J. Schulte — Mr. Schulte has been a Managing Director of our Adviser since 2002 and also serves as Chief Executive Officer and President of TYG, TYY, TYN, TTRF and TGOC. From 1993 to 2002, Mr. Schulte was a full-time Managing Director at KCEP. While a partner at KCEP, Mr. Schulte led private financings for two growth MLPs in the energy infrastructure sector, Inergy, L.P., where he served as a director, and MarkWest Energy Partners, L.P., where he was a board observer. Prior to joining KCEP, Mr. Schulte had over five years of experience completing acquisition and public equity financings as an investment banker at the predecessor of Oppenheimer & Co., Inc.
     Our Adviser has 30 full time employees.
     Each of our Adviser’s investment decisions will be reviewed and approved for us by its investment committee, which also acts as the investment committee for TYG, TYY, TYN, TTRF and TGOC. Our Adviser’s investment committee is comprised of its five Managing Directors, all of whom are employees of our Adviser: H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, Terry C. Matlack and David J. Schulte. All members of our Adviser’s investment committee are full-time employees of our Adviser. The members of our Adviser’s investment committee have an average of over 20 years of financial investment experience.
Conflicts of Interests
     Our Adviser’s investment professionals have a conflict of interest in allocating potentially more favorable investment opportunities to us and other funds and clients that pay our Adviser an incentive or performance fee. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to us in an effort to increase the incentive fee. Our Adviser may also have an incentive to make investments by one fund, having the effect of increasing the value of a security in the same issuer held by another fund, which in turn may result in an incentive fee being paid to our Adviser by that other fund. Our Adviser may also have an incentive to allocate potentially more favorable investments to us because pursuant to the Administration Agreement between us and our Adviser, we pay our Adviser a fee based on our average daily Managed Assets. However, senior professionals of our Adviser manage potential conflicts of interest by allocating investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies, and in accordance with written allocation policies and procedures of our Adviser so that we will not be disadvantaged in relation to any other client.

Investment Advisory Agreement
     Management Services
     Pursuant to an investment advisory agreement, our Adviser will be subject to the overall supervision and review of our Board of Directors, provide us with investment research, advice and supervision and will furnish us continuously with an investment program, consistent with our investment objective and policies. Our Adviser also will determine from time to time what securities we will purchase, and what securities will be held or sold, what portions of our assets will be held uninvested as cash, short duration high yield securities or in other liquid assets, will maintain books and records with respect to all of our transactions, and will report to our Board of Directors on our investments and performance.
     Our Adviser’s services to us under the investment advisory agreement will not be exclusive, and our Adviser is free to furnish the same or similar services to other entities, including businesses which may directly or indirectly compete with us, so long as our Adviser’s services to us are not impaired by the provision of such services to others. Under the investment advisory agreement and to the extent permitted by the 1940 Act, our Adviser will also provide on our behalf significant managerial assistance to portfolio companies to which we are required to provide such assistance under the 1940 Act and who require such assistance from us.
     Administration Services
     Pursuant to the investment advisory agreement, our Adviser also furnishes us with office facilities and clerical and administrative services necessary for our operation (other than services provided by our custodian, accounting agent, administrator, dividend and interest paying agent and other service providers). Our Adviser is authorized to cause us to enter into agreements with third parties to provide such services. To the extent we request, our Adviser will (i) oversee the performance and payment of the fees of our service providers and make such reports and recommendations to the Board of Directors concerning such matters as the parties deem desirable, (ii) respond to inquiries and otherwise assist such service providers in the preparation and filing of regulatory reports, proxy statements, and stockholder communications, and the preparation of materials and reports for the Board of Directors; (iii) establish and oversee the implementation of borrowing facilities or other forms of leverage authorized by the Board of Directors and (iv) supervise any other aspect of our administration as may be agreed upon by us and our Adviser. We have agreed, pursuant to the investment advisory agreement, to reimburse our Adviser or its affiliate for all out-of-pocket expenses incurred in providing the foregoing services.
     Management Fee
     Pursuant to the investment advisory agreement, we will pay our Adviser a fee consisting of two components — a base management fee and an incentive fee in return for the management and administration services described above. For a discussion regarding the basis for our board of director’s approval of the investment advisory agreement, see “Board Approval of the Investment Advisory Agreement” below. This discussion will also be available in our annual report to stockholders.
     The base management fee is 0.375% (1.5% annualized) of our average monthly Managed Assets, calculated and paid quarterly in arrears within 30 days of the end of each fiscal quarter. The term “Managed Assets” as used in the calculation of the management fee means our total assets (including any assets purchased with or attributable to borrowed funds) minus accrued liabilities other than (1) deferred taxes and (2) debt entered into for the purpose of leverage. The base management fee for any partial quarter will be appropriately prorated.
     The incentive fee consists of two parts. The first part, the investment income fee, is calculated and payable quarterly in arrears and will equal 15% of the excess, if any, of our Net Investment Income for the quarter over a quarterly hurdle rate equal to 2% (8% annualized) of our average monthly Net Assets for the quarter (defined as Managed Assets minus deferred taxes, debt entered into for the purposes of leverage and the aggregate liquidation preference of outstanding preferred shares). For purposes of calculating the investment income fee, “Net Investment Income” means interest income (including accrued interest that we have not yet received in cash), dividend and distribution income from equity investments (but excluding that portion of cash distributions that are treated as return of capital), and any other income (including any fees such as commitment, origination, syndication, structuring, diligence, monitoring, and consulting fees or other fees that we are entitled to receive from portfolio companies) accrued during the fiscal quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable by us, any interest expense, any accrued income taxes related to Net Investment Income and dividends paid on issued and outstanding preferred stock, if any, but excluding the incentive fees payable to our Adviser). Accordingly, we may pay an incentive fee based partly on accrued interest, the collection of which is uncertain or deferred. Net Investment Income also includes, in the case of investments with a deferred interest or income feature (such as original issue discount, debt or equity instruments with a payment-in-kind feature, and zero coupon securities), accrued income that we have not yet received in cash. Net Investment Income does not include any realized capital gains, realized capital losses, or unrealized capital appreciation or depreciation. The investment income fee is payable within thirty days of the end of each fiscal quarter. The investment income fee for any partial quarter will be appropriately prorated.
     The second part of the incentive fee payable to our Adviser, the capital gains fee, is calculated and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date), and equals: (i) 15% of (a) our net realized capital gains, excluding the impact of current and deferred income taxes (realized capital gains less realized capital losses), on a cumulative basis from the commencement of our operations on December 8, 2005 to the end of each fiscal year, less (b) any unrealized capital depreciation, excluding the impact of deferred income taxes, at the end of such fiscal year, less (ii) the aggregate amount of all capital gains fees paid to our Adviser in prior fiscal years. The calculation of the capital gains fee will include any capital gains that result from the cash distributions that are treated as a return of capital. In that regard, any such return of capital will be treated as a decrease in our cost basis of an investment for purposes of calculating the capital gains fee. Realized capital gains on a security will be calculated as the excess of the net amount realized from the sale or other disposition of such security over the adjusted cost basis for that security. Realized capital losses on a security will be calculated as the amount by which the net amount realized from the sale or other disposition of such security is less than the adjusted cost basis of such security. Unrealized capital depreciation on a security will be calculated as the amount by which our adjusted cost basis of such security exceeds the fair value of such security at the end of a fiscal year. Our Advisor agreed to use at least 25% of any capital gains fee, if any, received on or prior to December 8, 2007 to purchase our common shares in the open market. As of November 30, 2007, no amount was required to be paid for capital gains incentive fees. We will determine all fiscal year-end valuations in accordance with generally accepted accounting principles, the 1940 Act, and our policies and procedures to the extent consistent therewith. In the event the investment advisory agreement is terminated, the capital gains fee calculation will be undertaken as of, and any resulting capital gains fee will be paid within fifteen days of, the date of termination.
     The payment of the investment income fee portion of the incentive compensation on a quarterly basis may lead our Adviser to accelerate or defer interest payable by our portfolio companies in a manner that could result in fluctuations in the timing and amount of distributions.
     In November 2007, our Adviser agreed to reimburse us an amount equal to 0.25% of our average monthly Managed Assets on a quarterly basis beginning September 1, 2007 and ending December 31, 2008. The Adviser also terminated its right to receive the capital gains incentive fee described above, to the extent such fee would be due as to that portion of any scheduled periodic distributions made possible by the normally recurring cash flow from the operations of our portfolio companies (“Expected Distributions”) that is characterized by us as a return of capital for book purposes. This does not apply to any portion of any distribution from a portfolio company that is not an Expected Distribution.
     The following examples are intended to assist in an understanding of the two components of the incentive fee. These examples do not reflect the reimbursement or waiver discussed in the prior paragraph and are not intended as an indication of our expected performance.
Examples of Quarterly Incentive Fee Calculation
     Example 1: Income Related Portion of Incentive Fee(1):
Assumptions
•	The following calculations only apply from December 8, 2006, as our Adviser is not entitled to any income-related portion of the incentive fee in any earlier period

•	Hurdle rate(2) = 2.00%

•	Management fee(3) = 0.375%

•	Other expenses (legal, accounting, custodian, transfer agent, etc.)(4) = 0.20%

Alternative 1
Additional Assumptions
•	Investment income (including interest, dividends, fees, etc.) = 1.25%

•	Pre-incentive fee net investment income (investment income — (management fee + other expenses)) = 0.675%
     Pre-incentive fee net investment income does not exceed hurdle rate, therefore there is no incentive fee.
Alternative 2
Additional Assumptions
•	Investment income (including interest, dividends, fees, etc.) = 3.50%

•	Pre-incentive fee net investment income (investment income — (management fee + other expenses)) = 2.925%

(1)	The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of our net assets.

(2)	Represents 8.0% annualized hurdle rate.

(3)	Represents 1.5% annualized management fee. For the purposes of this example, we have assumed that we have not incurred any indebtedness and that we maintain no cash or cash equivalents.

(4)	Excludes organizational, offering expenses and income tax.
     Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.
     Incentive Fee = 15% x (pre-incentive fee net investment income — 2.00%)
          = 15% x (2.925% — 2.00%)
          = 15% x 0.925%
          = 0.13875%
Example 2: Capital Gains Portion of Incentive Fee:
Alternative 1
Assumptions
•	Year 1: $20 million investment made and November 30 fair market value (“FMV”) of investment determined to be $20 million

•	Year 2: November 30 FMV of investment determined to be $22 million

•	Year 3: November 30 FMV of investment determined to be $17 million

•	Year 4: Investment sold for $21 million
     The impact, if any, on the capital gains portion of the incentive fee would be:
•	Year 1: No impact

•	Year 2: No impact

•	Year 3: Reduce base amount on which the capital gains portion of the incentive fee is calculated by $3 million

•	Year 4: Increase base amount on which the capital gains portion of the incentive fee is calculated by $4 million (less the amount, if any, of the unrealized capital depreciation from Year 3 that did not actually reduce the capital gains portion of the incentive fee that would otherwise have been payable to our Adviser in Year 3)
Alternative 2
Assumptions
•	Year 1: $20 million investment made and November 30 FMV of investment determined to be $20 million

•	Year 2: November 30 FMV of investment determined to be $17 million

•	Year 3: November 30 FMV of investment determined to be $17 million

•	Year 4: November 30 FMV of investment determined to be $21 million

•	Year 5: November 30 FMV of investment determined to be $18 million

•	Year 6: Investment sold for $15 million
     The impact, if any, on the capital gains portion of the incentive fee would be:
•	Year 1: No impact

•	Year 2: Reduce base amount on which the second part of the incentive fee is calculated by $3 million

•	Year 3: No impact

•	Year 4: No impact

•	Year 5: No impact

•	Year 6: Reduce base amount on which the second part of the incentive fee is calculated by $2 million (plus the amount, if any, of the unrealized capital depreciation from Year 2 that did not actually reduce the second part of the incentive fee that would otherwise have been payable to our Adviser in prior years)
Alternative 3
Assumptions
•	Year 1: $20 million investment made in company A (“Investment A”), and $20 million investment made in company B (“Investment B”) and November 30 FMV of each investment determined to be $20 million

•	Year 2: November 30 FMV of Investment A is determined to be $21 million, and Investment B is sold for $18 million

•	Year 3: Investment A is sold for $23 million
     The impact, if any, on the capital gains portion of the incentive fee would be:
•	Year 1: No impact

•	Year 2: Reduce base amount on which the capital gains portion of the incentive fee is calculated by $2 million (realized capital loss on Investment B)

•	Year 3: Increase base amount on which the capital gains portion of the incentive fee is calculated by $3 million (realized capital gain on Investment A)
Alternative 4
Assumptions
•	Year 1: $20 million investment made in company A (“Investment A”), and $20 million investment made in company B (“Investment B”) and November 30 FMV of each investment determined to be $20 million

•	Year 2: November 30 FMV of Investment A is determined to be $21 million and FMV of Investment B is determined to be $17 million

•	Year 3: November 30 FMV of Investment A is determined to be $18 million and FMV of Investment B is determined to be $18 million

•	Year 4: November 30 FMV of Investment A is determined to be $19 million and FMV of Investment B is determined to be $21 million

•	Year 5: Investment A is sold for $17 million and Investment B is sold for $23 million
     The impact, if any, on the capital gains portion of the incentive fee would be:
•	Year 1: No impact

•	Year 2: Reduce base amount on which the capital gains portion of the incentive fee is calculated by $3 million (unrealized capital depreciation on Investment B)

•	Year 3: Reduce base amount on which the capital gains portion of the incentive fee is calculated by $2 million (unrealized capital depreciation on Investment A)

•	Year 4: No impact

•	Year 5: Increase base amount on which the second part of the incentive fee is calculated by $5 million ($6 million of realized capital gain on Investment B partially offset by $1 million of realized capital loss on Investment A) (less the amount, if any, of the unrealized capital depreciation on Investment A from Year 3 and the unrealized capital depreciation on Investment B from Year 2 that did not actually reduce the capital gains portion of incentive fees that would otherwise have been payable to our Adviser in prior years)
     Payment of Our Expenses
     We will bear all expenses not specifically assumed by our Adviser and incurred in our operations, we have borne the expenses related to the private placement of our common shares, preferred shares and warrants and our initial public offering and we will bear the expenses related to this offering. The compensation and allocable routine overhead expenses of all investment professionals of our Adviser and its staff, when and to the extent engaged in providing us investment advisory services, is provided and paid for by our Adviser and not us. The compensation and expenses borne by us include, but are not limited to, the following:
•	other than as provided in the paragraph above, expenses of maintaining and continuing our existence and related overhead, including, to the extent such services are provided by personnel of our Adviser or its affiliates, office space and facilities and personnel compensation, training and benefits,

•	commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments including placement and similar fees in connection with direct placements entered into on our behalf,

•	auditing, accounting and legal expenses (including costs associated with the implementation of our Sarbanes-Oxley internal controls and procedures over financial reporting),

•	taxes and interest,

•	governmental fees,

•	expenses of listing our shares with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of our interests, including expenses of conducting tender offers for the purpose of repurchasing our securities,

•	expenses of registering and qualifying us and our securities under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes,

•	expenses of communicating with stockholders, including website expenses and the expenses of preparing, printing and mailing press releases, reports and other notices to stockholders and of meetings of stockholders and proxy solicitations therefor,

•	expenses of reports to governmental officers and commissions,

•	insurance expenses,

•	association membership dues,

•	fees, expenses and disbursements of custodians and subcustodians for all services to us (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values),

•	fees, expenses and disbursements of transfer agents, dividend and interest paying agents, stockholder servicing agents, registrars and administrator for all services to us,

•	compensation and expenses of our directors who are not members of our Adviser’s organization,

•	pricing, valuation and other consulting or analytical services employed in considering and valuing our actual or prospective investments,

•	all expenses incurred in leveraging of our assets through a line of credit or other indebtedness or issuing and maintaining preferred shares,

•	all expenses incurred in connection with our organization and any offering by us of our common shares, including our private placements, our initial public offering and this offering, and

•	such non-recurring items as may arise, including expenses incurred in litigation, proceedings and claims and our obligation to indemnify our directors, officers and stockholders with respect thereto.
     Duration and Termination
     The investment advisory agreement was initially reviewed and approved by our Board of Directors and by our stockholders. It will remain in effect from year to year if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, upon approval by a majority of our directors who are not interested persons or parties to the investment advisory agreement. The investment advisory agreement was most recently reviewed and approved by our Board of Directors on November 12, 2007. The investment advisory agreement will automatically terminate in the event of its assignment. The investment advisory agreement may be terminated by us without penalty upon not more than 60 days’ written notice to our Adviser. The investment advisory agreement may also be terminated by our Adviser without penalty upon not less than 60 days’ written notice to us.

     Liability of Adviser
     The investment advisory agreement provides that our Adviser will not be liable to us in any way for any default, failure or defect in any of the securities comprising our portfolio if it has satisfied the duties and the standard of care, diligence and skill set forth in the investment advisory agreement. However, our Adviser will be liable to us for any loss, damage, claim, cost, charge, expense or liability resulting from our Adviser’s willful misconduct, bad faith or gross negligence or disregard by our Adviser of its duties or standard of care, diligence and skill set forth in the investment advisory agreement or a material breach or default of our Adviser’s obligations under that agreement.
Board Approval of the Investment Advisory Agreement
The Board of Directors, including a majority of the Independent Directors, most recently reviewed and approved the Investment Advisory Agreement on November 12, 2007. In approving the renewal of the Investment Advisory Agreement, our Independent Directors requested and received extensive data and information from our Adviser concerning us and the services provided to us by our Adviser under the Investment Advisory Agreement. In addition, the Independent Directors requested and received data and information from independent, third-party sources regarding the factors considered in their evaluation.
Factors Considered
The Independent Directors considered and evaluated all the information provided by our Adviser. The Independent Directors did not identify any single factor as being all-important or controlling, and each Independent Director may have attributed different levels of importance to different factors. In deciding to renew the agreement, the Independent Directors’ decision was based on the following factors:
Nature, Extent and Quality of Services Provided. The Independent Directors considered information regarding the history, qualification and background of our Adviser and the individuals responsible for our Adviser’s investment program, the adequacy of the number of Adviser personnel and other Adviser resources and plans for growth, use of affiliates of our Adviser, and the particular expertise with respect to energy infrastructure companies, MLP markets and financing (including private financing). The Independent Directors concluded that the unique nature of the fund and the specialized expertise of our Adviser in the niche market of MLPs made it uniquely qualified to serve as our adviser. Further, the Independent Directors recognized that our Adviser’s commitment to a long-term investment horizon correlated well to our investment strategy.
Investment Performance of the Company and the Adviser, Costs of the Services To Be Provided and Profits To Be Realized by the Adviser and its Affiliates from the Relationship, and Fee Comparisons. The Independent Directors reviewed and evaluated information regarding our performance (including quarterly, last twelve months, and from inception) and the performance of the other Adviser accounts (including other investment companies), and information regarding the nature of the markets during the performance period, with a particular focus on the MLP sector. The Independent Directors also considered our performance as compared to comparable closed end funds for the relevant periods.
Our Adviser provided detailed information concerning its cost of providing services to us, its profitability in managing us, its overall profitability, and its financial condition. The Independent Directors have reviewed with our Adviser the methodology used to prepare this financial information. This financial information regarding our Adviser is considered in order to evaluate our Adviser’s financial condition, its ability to continue to provide services under the Investment Advisory Agreement, and the reasonableness of the current management fee, and was, to the extent possible, evaluated in comparison to other closed end funds with similar investment objectives and strategies.
The Independent Directors considered and evaluated information regarding fees charged to, and services provided to, other investment companies advised by our Adviser (including the impact of any fee reimbursement arrangements), fees charged to separate institutional accounts by our Adviser, and comparisons of fees of closed-end funds with similar investment objectives and strategies, including other MLP investment companies, to us. The Independent Directors noted that the fee charged to us, including the base management fee (1.5 percent of our Managed Assets), and the incentive fee, is below the average of the fees charged in comparable closed-end MLP funds. The Independent Directors also considered our Adviser’s contractual agreement to reimburse certain expenses incurred by us for the period beginning September 1, 2007 and ending December 31, 2008 and to waive certain capital gains fees for so long as the Investment Advisory Agreement remains in effect. The Independent Directors concluded that the fees and expenses that we are paying under the Investment Advisory Agreement are reasonable given the quality of services provided under the Investment

Advisory Agreement and that such fees and expenses are comparable to, and in many cases lower than, the fees charged by advisers to comparable funds.
Economies of Scale. The Independent Directors considered information from our Adviser concerning whether economies of scale would be realized as we grow, and whether fee levels reflect any economies of scale for the benefit of our stockholders. The Independent Directors concluded that economies of scale are difficult to measure and predict overall. Accordingly, the Independent Directors reviewed other information, such as year-over-year profitability of our Adviser generally, the profitability of its management of us specifically, and the fees of competitive funds not managed by our Adviser over a range of asset sizes. The Independent Directors concluded our Adviser is appropriately sharing any economies of scale through its competitive fee structure and through reinvestment in its business to provide shareholders additional content and services.
Collateral Benefits Derived by the Adviser. The Independent Directors reviewed information from our Adviser concerning collateral benefits it receives as a result of its relationship with us. They concluded that our Adviser generally does not use our or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them.
The Independent Directors did not, with respect to their deliberations concerning their approval of the continuation of the Investment Advisory Agreement, consider the benefits our Adviser may derive from relationships our Adviser may have with brokers through soft dollar arrangements because our Adviser does not employ any such arrangements in rendering its advisory services to us.
Conclusions of the Independent Directors
As a result of this process, the Independent Directors, assisted by the advice of legal counsel that is independent of our Adviser, taking into account all of the factors discussed above and the information provided by our Adviser, unanimously concluded that the Investment Advisory Agreement between us and our Adviser is fair and reasonable in light of the services provided and should be renewed.
License Agreement
     Pursuant to the investment advisory agreement, our Adviser has consented to our use on a non-exclusive, royalty-free basis, of the name “Tortoise” in our name. We will have the right to use the “Tortoise” name so long as our Adviser or one of its approved affiliates remains our investment adviser. Other than with respect to this limited right, we will have no legal right to the “Tortoise” name. This right will remain in effect for so long as the investment advisory agreement with our Adviser is in effect and will automatically terminate if the investment advisory agreement were to terminate for any reason, including upon its assignment.
Sub-Adviser Arrangement
     The investment advisory agreement authorizes our Adviser to delegate any or all of its rights, duties and obligations to one or more sub-advisers upon receipt of approval of such sub-adviser by our Board of Directors and stockholders (unless such approval is not required by the relevant statutes, rules, regulations, interpretations, orders, or similar relief). Our Adviser has entered into a sub-advisory agreement with Kenmont pursuant to which our Adviser has agreed to pay Kenmont (i) 10% of the base management fee our Adviser receives from us once our total assets (including any assets purchased with borrowed funds) initially exceed $75 million, and (ii) 20% of any incentive fee our Adviser receives from us.
     Kenmont is an investment adviser with experience investing in privately-held and public companies in the U.S. energy and power sectors. Kenmont provides additional contacts and enhances the number and range of potential investment opportunities in which we have the opportunity to invest. Entities managed by Kenmont purchased 666,666 of our common shares and warrants to purchase 166,666 of our common shares in our private placement completed in January 2006 and purchased $8.05 million, or 536,666 shares, of our Series A redeemable preferred stock and warrants to purchase 80,500 of our common shares in our private placement completed in December 2006. All of the Series A redeemable preferred stock were redeemed with a portion of the proceeds of our initial public offering. One of those entities subsequently transferred 161,500 of our common shares and warrants to purchase 40,400 of our common shares to another Kenmont managed entity that also purchased 230,000 shares of our Series A redeemable preferred stock and warrants to purchase 34,500 of our common shares in our private placement in December 2006. All of the Series A Redeemable Preferred Stock was redeemed in connection with our initial public offering. Pursuant to the sub-advisory agreement with Kenmont, Kenmont (i) assists in identifying potential investment opportunities, subject to the right of Kenmont to first show investment opportunities that it identifies to other funds or accounts for which Kenmont is the primary adviser, (ii) assists, as requested by our Adviser but subject to a limit of 20 hours per month, in the analysis of investment opportunities, and (iii) if requested by our Adviser, will assist in hiring an additional investment professional for the Adviser who will be located in Houston, Texas and for whom Kenmont will make office space available. Kenmont does not make any investment decisions on our behalf, but will recommend potential investments to, and assist in the investment analysis undertaken by, our Adviser. Our Adviser compensates Kenmont for the services it provides to us. Our Adviser indemnifies and holds us harmless from any obligation to pay or reimburse Kenmont for any fees or expenses incurred by Kenmont in providing such services to us. Kenmont will be indemnified by the Adviser for certain claims related to the services it provides and obligations assumed under the sub-advisory agreement. In addition to any termination rights we may have under the 1940 Act, the sub-advisory agreement between the Adviser and Kenmont may be terminated by our Adviser in limited circumstances.
     Kenmont is a Texas limited partnership that serves as investment adviser to pooled investment vehicles and managed accounts. The principals of Kenmont have collectively created and managed private equity portfolios in excess of $1.5 billion and have over 50 years of experience working for investment banks, commercial banks, accounting firms, operating companies and money management firms.
Board Approval of the Sub-Advisory Agreement
Our Board of Directors, including a majority of the Independent Directors, most recently reviewed and approved the sub-advisory agreement on November 12, 2007. In considering the approval of the sub-advisory agreement, our Board of Directors evaluated information provided by our Adviser and legal counsel and considered various factors, including:
Services. Our Board of Directors reviewed the nature, extent and quality of the investment advisory services proposed to be provided to our Adviser by Kenmont and found them to be consistent with the services provided by our Adviser.
Experience of Management Team and Personnel. Our Board of Directors considered the extensive experience of Kenmont with respect to the specific types of investment proposed and concluded that Kenmont would provide valuable assistance to our Adviser in providing potential investment opportunities.
Provisions of Sub-Advisory Agreement. Our Board of Directors considered the extent to which the provisions of the sub-advisory agreement could potentially expose us to liability and concluded that its terms adequately protected us from such risk.
Conclusions of the Independent Directors
As a result of this process, the Independent Directors, assisted by the advice of legal counsel that is independent of the Adviser, taking into account all of the factors discussed above and the information provided by our Adviser, unanimously concluded that the Sub-Advisory Agreement between our Adviser and Kenmont is fair and reasonable in light of the services provided.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
     We have entered into the investment advisory agreement with our Adviser, an entity in which certain of our officers and directors have ownership and financial interests. Our Adviser’s services under the investment advisory agreement will not be exclusive, and it is free to furnish the same or similar services to other entities, including businesses that may directly or indirectly compete with us so long as its services to us are not impaired by the provision of such services to others. In addition, the publicly traded funds and private accounts managed by our Adviser may make investments similar to investments that we may pursue. We currently are not generally targeting similar investment opportunities as other entities advised by our Adviser, which (other than TGOC) generally target investments in publicly traded companies with market capitalizations in excess of $250 million, because we generally target investments in companies that are privately-held, have market capitalizations of less than $250 million and are earlier in their stage of development. This may change in the future, however. It is thus possible that our Adviser might allocate investment opportunities to other entities, and thus might divert attractive investment opportunities away from us. However, our Adviser intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies, so that we will not be disadvantaged in relation to any other client. We have also entered into an Administration Agreement with our Adviser pursuant to which our Adviser will act as our administrator and perform (or oversee or arrange for the performance of) the administrative services necessary for our operation, including without limitation providing us with equipment, clerical, book keeping and record keeping services. For these services we pay our Adviser a fee equal to equal to 0.07% of our aggregate average daily Managed Assets up to and including $150 million, 0.06% of our aggregate average daily Managed Assets on the next $100 million, 0.05% of our aggregate average daily Managed Assets on the next $250 million and 0.02% on the balance of our aggregate average daily Managed Assets. The administration agreement was most recently reviewed and approved by our Board of Directors, including our Independent Directors, on November 12, 2007.
     We have written policies and procedures in place for the review, approval and monitoring of transactions involving us and certain persons related to us. We have retained Duff & Phelps, LLC, an independent valuation firm, to provide third party valuation consulting services which consist of certain limited procedures that the board has identified and requested they perform. The Board of Directors is ultimately and solely responsible for determining the fair value of the investments in good faith. At the time of their retention, our Board of Directors was aware that both Duff & Phelps, LLC and Atlantic Asset Management LLC (“Atlantic”) were minority investments of Lovell Minnick Partners LLC. Atlantic is a minority owner of Fountain Capital and holds a non-voting Class B economic interest in our Adviser.
     Pursuant to the investment advisory agreement, our Adviser has consented to our use on a non-exclusive, royalty-free basis, of the name “Tortoise” in our name. We will have the right to use the “Tortoise” name so long as our Adviser or one of its approved affiliates remains our investment adviser. Other than with respect to this limited right, we will have no legal right to the “Tortoise” name. This right will remain in effect for so long as the investment advisory agreement with our Adviser is in effect and will automatically terminate if the investment advisory agreement were to terminate for any reason, including upon its assignment.
     Our Adviser has entered into a sub-advisory agreement with Kenmont. Kenmont is a registered investment adviser with experience investing in privately-held and public companies in the U.S. energy and power sectors. Kenmont provides additional contacts and enhances the number and range of potential investment opportunities in which we have the opportunity to invest. Our Adviser compensates Kenmont for the services it provides to us. Our Adviser also indemnifies and holds us harmless from any obligation to pay or reimburse Kenmont for any fees or expenses incurred by Kenmont in providing such services to us. Kenmont will be indemnified by the Adviser for certain claims related to the services it provides and obligations assumed under the sub-advisory agreement. Entities managed by Kenmont own approximately 7.5% of our outstanding common shares and warrants to purchase an additional 281,666 of our common shares.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
     The following table sets forth certain beneficial ownership information with respect to our common shares as of December 31, 2007, for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our common shares prior to this offering and all our executive officers and directors and the managing directors of our Adviser, as a group. One of the beneficial owners of more than 5% of our common shares is Kenmont Special Opportunities Master Fund LP, an affiliate of our sub-adviser Kenmont. Except as otherwise noted, the address for all stockholders in the table below is c/o Tortoise Capital Advisors, 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.

			Percentage of	Percentage of
			Common Shares	Common Shares
	Common Shares	Warrants	Outstanding Before	Outstanding After
Name	Owned(1)	Owned	Offering(1)	Offering(1)
Beneficial Owners of more than 5%
Kensington Investment Group, Inc.(2)	948,322	281,666	10.4%	%
Kenmont Investments Management, L.P.(3)	852,500		9.6%	%
Directors and Executive Officers:
Independent Directors
Conrad S. Ciccotello(4)	2,859.26	250	*	*
John R. Graham(5)	4,265.37	1,000	*	*
Charles E. Heath(6)	3,874.03	750	*	*
Interested Directors and Executive Officers
H. Kevin Birzer(7)	25,973.83	1,325	*	*
Terry Matlack(8)	9,366.07	616	*	*
David J. Schulte(9)	13,121.87	1,128	*	*
Zachary A. Hamel(10)	5,624.34	416	*	*
Kenneth P. Malvey(11)	8,200.89	347	*	*
Edward Russell	5,431.87	0	*	*
Directors and Executive Officers as a Group (9 persons)	79,617.53	5,832	*	*

*	Indicates less than 1%.

(1)	Based on 8,858,168 common shares outstanding as of December 31, 2007. Each person’s number of common shares owned and percentage includes all common shares underlying warrants owned by such person.

(2)	Information with respect to Kenmont entities is based on a Schedule 13G filed on May 11, 2007 (the “Schedule 13G”). Kenmont serves as investment manager to several entities that beneficially own our securities, each of which is more fully described in the Schedule 13G. The address of Kenmont is 711 Louisiana Street, Suite 1750, Houston, Texas 77022.

(3)	Information with respect to Kensington Investment Group, Inc. and its beneficial ownership is based on a Schedule 13G filed on January 14, 2008. Shares are owned indirectly by Kensington Investment Group, Inc. in their capacity as general partner and investment adviser to private investment partnerships and as the investment adviser to The Kensington Funds, a Registered Investment Company. The address of Kensington Investment Group, Inc. is 4 Orinda Way, Suite 200C, Orinda, CA 94563.

(4)	Mr. Ciccotello holds 1,009.26 OF these shares jointly with his wife. Includes 250 shares of common stock that may be acquired through warrants that are currently exercisable.

(5)	These shares are held of record by the John R. Graham Trust U/A dtd 1/3/92, John R. Graham, sole trustee and include warrants to purchase 1,000 shares of common stock that may be acquired through warrants that are currently exercisable.

(6)	These shares are held of record by the Charles E Heath Trust No. 1 dtd U/A 2/1/92, Charles E. Heath, co-trustee and include 750 shares of common stock that may be acquired through warrants that are currently exercisable.

(7)	Mr. Birzer holds 24,773.83 shares and 1,325 warrants jointly with his wife and holds 1,200 shares for the benefit of his children in an account established under the Kansas Uniform Transfer to Minor’s Act for which his wife is the custodian. Includes 1,325 shares of common stock that may be acquired through warrants that are currently exercisable.

(8)	These shares are held of record by the Matlack Living Trust dtd 12/30/2004, for which Mr. Matlack and his wife are co-trustees and include 616 shares of common stock that may be acquired through warrants that are currently exercisable.

(9)	Includes 1,128 shares of common stock that may be acquired through warrants that are currently exercisable. Mr. Schulte holds 12,083 shares and 966 warrants jointly with his wife; 200 shares are held in accounts for spouse’s children for which she is the custodian and of which Mr. Schulte disclaims beneficial ownership.

(10)	Includes 426 shares of common stock that may be acquired through warrants that are currently exercisable.

(11)	Mr. Malvey holds 100 shares for the benefit of his child in an account for which he is the custodian, and holds 166 warrants jointly with his wife; 1,500 shares are held by his wife. Includes 347 shares of common stock that may be acquired through warrants that are currently exercisable.
     The following table sets forth the dollar range of equity securities beneficially owned by each of our directors as of December 31, 2007.

Aggregate Dollar Range of
Equity Securities in all
	Aggregate Dollar Range of	Registered Investment Companies
	Company Securities Beneficially	Overseen by Director in Family of
Name of Director	Owned by Director(1)	Investment Companies(2)
Independent Directors
Conrad S. Ciccotello	$10,001—$50,000	Over $100,000
John R. Graham	$50,001—$100,000	Over $100,000
Charles E. Heath	$10,001—$50,000	Over $100,000
Interested Directors
H. Kevin Birzer	Over $100,000	Over $100,000
Terry C. Matlack	Over $100,000	Over $100,000

(1)	The value of the securities is based on the closing price of our common shares on the NYSE on December 31, 2007, and includes the all common shares issuable upon the exercise of all warrants held by each director.

(2)	Includes TYG, TYY, TYN, TTRF, TGOC and us. Amounts based on the closing price of the common shares of TYG, TYY, TYN and us on the NYSE on December 31, 2007 and the most recent private placement sale price of the common shares of TTRF and TGOC. Includes all common shares issuable upon the exercise of all warrants held by each director.
     The following table sets forth the dollar range of equity securities of the Company beneficially owned by each member of our Adviser’s investment committee as of December 31, 2007. The value of the securities is based on the closing price of our common shares or the NYSE on December 31, 2007, and includes all common shares issuable upon the exercise of all warrants held by each member of our Adviser’s investment committee.

Aggregate Dollar Range
of Company Securities
Name	Beneficially Owned by Manager
H. Kevin Birzer	Over $100,000
Zachary A. Hamel	$50,001 — $100,000
Kenneth P. Malvey	Over $100,000
Terry C. Matlack	Over $100,000
David J. Schulte	Over $100,000

DIVIDEND REINVESTMENT PLAN
     If a stockholder’s common shares are registered directly with us or with a brokerage firm that participates in our Automatic Dividend Reinvestment Plan (“Plan”) through the facilities of DTC and such stockholder’s account is coded dividend reinvestment by such brokerage firm, all distributions are automatically reinvested for stockholders by the Plan Agent, Computershare Trust Company, Inc., in additional common shares (unless a stockholder is ineligible or elects otherwise). If a stockholder’s common shares are registered with a brokerage firm that participates in the Plan through the facilities of DTC, but such stockholder’s account is not coded dividend reinvestment by such brokerage firm or if a stockholder’s shares are registered with a brokerage firm that does not participate in the Plan through the facilities of DTC, a stockholder will need to ask their investment executive to determine what arrangements can be made to set up their account to participate in the Plan. In either case, until such arrangements are made, a stockholder will receive distributions in cash.
     Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare Trust Company, Inc., as dividend paying agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to, or by calling, the Plan Agent; such termination will be effective with respect to a particular distribution if notice is received prior to the record date for the next distribution.
     Whenever we declare a distribution payable either in common shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares.
     We will use primarily newly-issued common shares to implement the Plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to instruct the Plan Agent to purchase shares in the open-market in connection with its obligations under the Plan. The number of shares to be issued to a stockholder shall be determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the NYSE on the distribution payment date. Market price per share on that date shall be the closing price for such shares on the NYSE or, if no sale is reported for such day, at the average of their reported bid and asked prices. If distributions are reinvested in shares purchased on the open market, then the number of shares received by a stockholder shall be determined by dividing the total dollar amount of the distribution payable to such stockholder by the weighted average price per share (including brokerage commissions and other related costs) for all shares purchased by the Plan Agent on the open-market in connection with such distribution.
     The Plan Agent maintains all stockholders’ accounts in the Plan and furnishes written confirmation of each acquisition made for the participant’s account as soon as practicable, but in no event later than 60 days after the date thereof. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the Plan Agent’s name or that of its nominee, and each stockholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan first in accordance with the instructions of the participants then with respect to any proxies not returned by such participant, in the same proportion as the Plan Agent votes the proxies returned by the participants.
     There will be no brokerage charges with respect to shares issued directly by us as a result of distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold plus a $15.00 transaction fee. The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. See “Certain U.S. Federal Income Tax Considerations.”
     Experience under the Plan may indicate that changes are desirable. Accordingly, we reserve the right to amend or terminate the Plan if in the judgment of our Board of Directors such a change is warranted. The Plan may be terminated by the Plan Agent or us upon notice in writing mailed to each participant at least 60 days prior to the effective date of the termination. Upon any termination, the Plan Agent will cause a certificate or certificates to be issued for the full shares held by each participant under the Plan and cash adjustment for any fraction of a common share at the then current market value of the common shares to be delivered to him or her. If preferred, a participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his or her shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. If a participant has terminated his or her participation in the Plan but continues to have common shares registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Plan Agent in writing at the address below. The terms and conditions of the Plan may be amended by the Plan Agent or us at any time, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, only by mailing to each participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Plan Agent receives notice of the termination of the participant’s account under the Plan. Any such amendment may include an appointment by the Plan Agent of a successor Plan Agent, subject to the prior written approval of the successor Plan Agent by us.
     All correspondence concerning the Plan should be directed to Computershare Trust Company, Inc. at 250 Royal Street, MS 3B, Canton, Massachusetts 02021 or 1-312-588-4990.

DETERMINATION OF NET ASSET VALUE
     We determine our net asset value per common share on a quarterly basis. For purposes of determining the net asset value of our common shares, we calculate the net asset value, which equals the value of our total assets (the value of the securities we hold plus cash or other assets, including interest accrued but not yet received) less all of our liabilities, including but not limited to (i) accrued and unpaid interest on any outstanding indebtedness, (ii) the aggregate principal amount of any outstanding indebtedness, (iii) any distributions payable on our common shares, and (iv) current and deferred taxes. Our net asset value per common share equals our net asset value divided by the number of outstanding common shares.
     We use the 1940 Act’s definition of value in calculating the value of our total assets. The 1940 Act defines value as (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value as determined in good faith by our Board of Directors.
Valuation Methodology — Public Companies
     Our process for determining the market price of an investment will be as follows. For equity securities, we will first use readily available market quotations and will obtain direct written broker-dealer quotations if a security is not traded on an exchange or quotations are not available from an approved pricing service. For fixed income securities, we will use readily available market quotations based upon the last updated sale price or market value from a pricing service or by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security. If no sales are reported on any exchange or OTC market, we will use the calculated mean based on bid and asked prices obtained from the primary exchange or OTC market. Other assets will be valued at market value pursuant to written valuation procedures.
Valuation Methodology — Private Companies
     Because we expect to invest principally in private companies, there generally will not be a readily available market price for these investments. Therefore, we will value substantially all of our investments at fair value in good faith. There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we will specifically value each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when our estimate of the enterprise value of an investment does not currently support the cost of our debt or equity investment. We will record unrealized appreciation if we believe that the underlying company has appreciated in value and, therefore, our equity security also has appreciated in value. Changes in fair value are recorded in our statement of operations as net change in unrealized appreciation or depreciation.
     We expect our investments to include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. Our investments are generally subject to restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition, and market changing events that impact valuation.
     Our process for determining the fair value of a security of a private investment will begin with determining the enterprise value of the company that issued the security. The fair value of our investment will be based on the enterprise value at which a company could be sold in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale.
     There is no one methodology to determine enterprise value and, in fact, for any one company, enterprise value may best be expressed as a range of fair values, from which we will derive a single estimate of enterprise value. To determine the enterprise value of a company, we will analyze its historical and projected financial results. We will generally require companies in which we invest to provide us with annual audited, and quarterly and monthly unaudited, financial statements, as well as annual projections for the upcoming fiscal year. We expect to value companies on discounted cash flow analysis and multiples of EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), cash flow, net income, revenues or, in some instances, book value. We expect to use financial measures such as EBITDA or EBITDAM (Earnings Before Interest, Taxes, Depreciation, Amortization and, in some instances, management fees) in order to assess a portfolio company’s financial performance and to value a portfolio company.

EBITDA and EBITDAM are not intended to represent cash flow from operations as defined by U.S. generally accepted accounting principles and such information should not be considered as an alternative to net income, cash flow from operations, or any other measure of performance prescribed by U.S. generally accepted accounting principles. When using EBITDA to determine enterprise value, we may adjust EBITDA for non-recurring items. Such adjustments are intended to normalize EBITDA to reflect a portfolio company’s earning power. Adjustments to EBITDA may include acquisition, recapitalization, or restructuring related items or one-time non-recurring income or expense items.
     In determining a multiple to use for valuation purposes, we will look to private merger and acquisition statistics, discounted public trading multiples or industry practice. In estimating a reasonable multiple, we will consider not only the fact that the portfolio company may be a private company relative to a peer group of public companies, but we also will consider the size and scope of the company and its specific strengths and weaknesses. If a company is distressed, a liquidation analysis may provide the best indication of enterprise value.
     If the portfolio company has an adequate enterprise value to support the repayment of our debt, the fair value of our loan or debt security normally corresponds to cost unless the portfolio company’s condition or other factors lead to a determination of fair value at a different amount. When we receive nominal cost warrants or free equity securities (“nominal cost equity”), we will allocate our cost basis in our investment between debt securities and nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of our debt and other preference capital, and other pertinent factors such as recent offers to purchase a company, recent transactions involving the purchase or sale of the equity securities of the company, or other liquidation events. The determined equity values are generally discounted when we have a minority position, are subject to restrictions on resale, have specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other comparable factors exist.
     We value our portfolio in accordance with U.S. generally accepted accounting principles and will rely on multiple valuation techniques, reviewed on a quarterly basis by our Board of Directors. Our Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of our investments:
•	Investment Team Valuation. Each portfolio company or investment will initially be valued by the investment professionals of our Adviser responsible for the portfolio investment. As a part of this process, materials will be prepared containing their supporting analysis.

•	Investment Committee Valuation. Our Adviser’s investment committee will review the investment team preliminary valuations and the investments professionals of our Adviser will consider and assess, as appropriate, any changes that may be required to the preliminary valuations to address any comments provided by our Adviser’s investment committee.

•	Final Valuation Determination. The Board of Directors will assess the valuation, including supporting documentation, and determine the fair value of each investment in our portfolio in good faith.

•	Third Party Valuation Activity. The independent valuation firm retained by the Board of Directors will perform certain limited procedures, if requested by the Board of Directors, on a selection of valuations as determined by the Board of Directors.
     We have retained Duff & Phelps, LLC, an independent valuation firm, to advise our Board of Directors and provide third-party valuation consulting services which will consist of certain limited procedures that we will identify and request them to perform. Upon completion of such limited procedures, Duff & Phelps, LLC will review the fair value, as determined by us, of those investments subjected to their limited procedures, and make a determination as to whether the fair value, as determined by us, does or does not appear to be unreasonable. The independent valuation firm’s limited procedures do not and will not involve an audit, review, compilation or any other form of examination or attestation under generally accepted auditing standards. Our Board of Directors is solely responsible for determining the fair value of any individual investment or portfolio of investments, nor are the limited procedures performed by Duff & Phelps, LLC intended to be used to determine fair value of any investment or portfolio of investment. The limited procedures performed by Duff & Phelps, LLC are supplementary to the inquiries and procedures that the Board of Directors is required to undertake to determine the fair value of the investments in good faith.

     Determination of fair values involves subjective judgments and estimates. The notes to our financial statements will refer to the uncertainty with respect to the possible effects of such valuations, and any change in such valuations, on our financial statements.
Determinations in Connection with Offerings
     In connection with each offering by us of our common shares, our Board of Directors (or a committee thereof) is required to make the determination that we are not selling our common shares at a price below the then current net asset value of our common shares at the time at which the sale is made. Our Board of Directors considers the following factors, among others, in making such determination:
•	the net asset value of our common shares disclosed in the most recent periodic report we filed with the SEC;

•	our management’s assessment of whether any material change in the net asset value of our common shares has occurred (including through the realization of gains on the sale of our portfolio securities) from the period beginning on the date of the most recently disclosed net asset value of our common shares to the period ending two days prior to the date of the sale of our common shares; and

•	the magnitude of the difference between the net asset value of our common shares disclosed in the most recent periodic report we filed with the SEC and our management’s assessment of any material change in the net asset value of our common shares since the date of the most recently disclosed net asset value of our common shares, and the offering price of our common shares in the proposed offering.
     Importantly, this determination does not require that we calculate the net asset value of our common shares in connection with each offering of common shares, but instead it involves the determination by our Board of Directors (or a committee thereof) that we are not selling common shares at a price below the then current net asset value of our common shares at the time at which the sale is made.
     Our stockholders granted us the right to sell our common shares below NAV at a special meeting held on December 21, 2006. This authority extended through December 20, 2007 and we are seeking approval to sell our common shares below net asset value at our 2008 Annual Stockholder Meeting. We may seek the authority to sell our common shares below net asset value in the future. To the extent we issue shares below the then current net asset value of our common shares, the price per share will be the fair market value as determined by the Board of Directors. In addition, we will only sell common shares below our then current net asset value if all of the following conditions are met:
•	the per share offering price, before deduction of underwriting fees, commissions and offering expenses, will not be less than the net asset value per common share, as determined at any time within two business days of pricing of the common shares to be sold in the offering;

•	immediately following the offering, after deducting offering expenses and underwriting fees and commissions, the net asset value per common share, as determined at any time within two business days of pricing of the common shares to be sold, would not have been diluted by greater than a total of 4% of the net asset value per share of all outstanding common shares. We will not be subject to a maximum number of shares that can be sold or a defined minimum sales price per share in any offering so long as the aggregate number of shares offered and the price at which such shares are sold together would not result in dilution of the net asset value per common share in excess of the 4% limitation; and

•	a majority of our independent directors makes a determination, based on information and a recommendation from our Adviser, that they reasonably expect that the investment(s) to be made with the net proceeds of such issuance will lead to long-term distribution growth.
     These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS
     The following discussion is a general summary of the material U.S. federal income tax considerations that are applicable to us and to an investment in our common shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, the following discussion does not describe income tax consequences that are assumed to be generally known by a U.S. stockholder (as defined below) or certain considerations that may be relevant to certain types of U.S. stockholders subject to special treatment under U.S. federal income tax laws, including tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts and financial institutions. This summary assumes that you hold our common shares as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not and will not seek any ruling from the Internal Revenue Service (the “Service”) regarding any of the tax considerations discussed herein. Except as discussed below, this summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.
     A “U.S. stockholder” generally is a beneficial owner of our common shares that is, for U.S. federal income tax purposes, any one of the following:
•	a citizen or resident of the United States;

•	a corporation, partnership or other entity created in or organized under the laws of the United States or any political subdivision thereof;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust subject to the supervision of a court within the United States and the control of a United States person.
     A “Non-U.S. stockholder” is a beneficial owner of our common shares that is not a U.S. stockholder.
     If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds our common shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partnership holding our common shares or a partner of such a partnership should consult his, her or its own tax adviser with respect to the purchase, ownership and disposition of our common shares.
     Tax matters are very complicated and the tax consequences to a U.S. stockholder or a Non-U.S. stockholder of an investment in our common shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws and the effect of any possible changes in the tax laws.
Federal Income Taxation of the Company
     We have been formed as a corporation under Maryland law. We currently are, have been, and intend to continue to be, treated as a general business corporation for U.S. federal income tax purposes. Thus, we are, and intend to continue to be, obligated to pay federal and applicable state income tax on our taxable income. We intend to invest our assets primarily in entities treated as partnerships for U.S. federal income tax purposes. As a partner in a partnership, we will have to report our allocable share of the partnership’s taxable income in computing our taxable income. Based upon our review of the historic results of the type of entity in which we intend to invest, we expect that the cash distributions received by us with respect to our investments in partnerships will exceed the taxable income allocated to us from such investments. There is no assurance that our expectation regarding distributions from the partnerships exceeding allocated taxable income from the partnerships will be realized. If this expectation is not realized, there will be greater taxes paid by us and less cash available to distribute to our stockholders. In addition, we will take into account in computing our taxable income amounts of gain or loss recognized by us on the disposition of our investments. Currently, the maximum marginal regular federal income tax rate for a corporation is 35%. We may be subject to a 20% federal alternative minimum tax on our federal alternative minimum taxable income to the extent that our alternative minimum tax exceeds our regular federal income tax.

     We do not intend to elect to be treated as a RIC under the Code. The Code generally provides that a RIC does not pay an entity level income tax, provided that it distributes all or substantially all of its income. The RIC taxation rules currently do not, and are not intended in the future to, have any application to us or to our stockholders.
Taxation of U.S. Stockholders
     A distribution by us on your common shares will be treated as a taxable dividend to you to the extent of your share of our current or accumulated earnings and profits. If the distribution exceeds your share of our earnings and profits, the distribution will be treated as a return of capital to the extent of your basis in our common shares, and then as capital gain. You will receive a Form 1099 from us and will recognize dividend income only to the extent of your share of our current or accumulated earnings and profits.
     Generally, our earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, we anticipate that the distributed cash from our portfolio investments in entities treated as partnerships for tax purposes will exceed our share of taxable income from those portfolio investments. Thus, we anticipate that only a portion of distributions we make on the common shares will be treated as dividend income to our stockholders.
     The federal income tax law generally provides that qualifying dividend income paid to non-corporate U.S. stockholders is subject to federal income tax at the rate applicable to long-term capital gains, which is generally a maximum rate of 15%. The portion of our distributions on our common shares treated as dividends for federal income tax purposes will be treated as qualifying dividends for federal income tax purposes provided that you satisfy certain holding period and other applicable requirements. This rate of tax on dividends is currently scheduled to increase back to ordinary income rates after December 31, 2010. If we are taxed as a general business corporation, a corporate U.S. stockholder generally will be eligible for the dividends-received deduction generally allowed U.S. corporations in respect of dividends received from U.S. corporations provided that the corporate U.S. stockholder satisfies certain holding period and other applicable requirements.
     If a U.S. stockholder participates in our automatic dividend reinvestment plan, such U.S. stockholder will be taxed upon the amount of distributions as if such amount had been received by the participating U.S. stockholder and the U.S. stockholder reinvested such amount in additional common shares.
     Upon a sale or exchange of our common shares, a U.S. stockholder will recognize a taxable gain or loss depending upon his, her or its basis in our common shares. Such gain or loss will be treated as long-term capital gain or loss if our common shares have been held for more than one year. Subject to limited exceptions, capital losses cannot be used to offset ordinary income. In the case of a non-corporate U.S. stockholder, long-term capital gain generally is subject to a maximum tax rate of 15%, which maximum tax rate is currently scheduled to increase to 20% for dispositions occurring during taxable years beginning on or after January 1, 2011.
     We may be required to withhold U.S. federal income tax (“backup withholding”) at a 28%-rate from all taxable distributions to any non-corporate U.S. stockholder (i) who fails to furnish a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (ii) with respect to whom the Service has notified us that such stockholder has failed to properly report certain interest and dividend income to the Service and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is timely provided to the Service.
Taxation of Non-U.S. Stockholders
     Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend on that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common shares.
     In general, dividend distributions paid by us to a Non-U.S. stockholder are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if required by an applicable income tax treaty, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States), we will not be required to withhold federal income tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. stockholders. Any such effectively connected dividends may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)
     A Non-U.S. stockholder generally will not be taxed on any gain recognized on a disposition of our common stock unless:
•	the gain is effectively connected with the Non-U.S. stockholder’s conduct of a trade or business in the United States and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States; in these cases, the gain will be taxed on a net income basis at the regular graduated rates and in the manner applicable to U.S. stockholders (unless an applicable income tax treaty provides otherwise) and, under certain circumstances, the “branch profits tax” described above may also apply;

•	the Non-U.S. stockholder is an individual who holds our common stock as a capital asset, is present in the United States for more then 182 days in the taxable year of the disposition and meets other requirements (in which case, except as otherwise provided by an applicable income tax treaty, the gain, which may be offset by U.S. source capital losses, generally will be subject to a flat 30% U.S. federal income tax, even though the Non-U.S. stockholder is not considered a resident alien under the Code); or

•	we are or have been a “U.S. real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. stockholder held our common stock.
     Generally, a corporation is a “U.S. real property holding corporation” if the fair market value of its “U.S. real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business. For this purpose, we generally will be treated as owning our proportionate share of the assets of a partnership in which we own an equity interest. The determination of whether we are a U.S. real property holding corporation at any given time will depend on the mix of our assets and their fair market values at such time, which is difficult to predict, and it is possible that we will be a U.S. real property holding corporation. However, the tax relating to stock in a U.S. real property holding corporation generally will not apply to a Non-U.S. stockholder whose holdings, direct and indirect, at all times during the applicable period, constituted 5% or less of our common shares (a “Non-5% holder”), provided that our common shares were regularly traded on an established securities market at any time during the calendar year of the disposition. Our common shares are listed on the NYSE. Although not free from doubt, our common shares should be considered to be regularly traded on an established securities market for any calendar quarter during which they are regularly quoted on the NYSE by brokers or dealers that hold themselves out to buy or sell our common shares at the quoted price. If our common shares were not considered to be regularly traded on the NYSE at any time during the applicable calendar year, then a Non-5% holder would be taxed for U.S. federal income tax purposes on any gain realized on the disposition of our common shares on a net income basis as if the gain were effectively connected with the conduct of a U.S. trade or business by the Non-5% holder during the taxable year and, in such case, the person acquiring our common shares from a Non-5% holder generally would have to withhold 10% of the amount of the proceeds of the disposition. Such withholding may be reduced or eliminated pursuant to a withholding certificate issued by the Service in accordance with applicable U.S. Treasury regulations. We urge all Non-U.S. stockholders to consult their own tax advisers regarding the application of these rules to them.
     A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute or successor form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.
     Our common shares that are owned or treated as owned by an individual who is not a U.S. citizen or resident of the United States (as specially defined for U.S. federal estate tax purposes) at the time of death will be included in the individual’s gross estate for U.S. federal estate tax purposes, unless an applicable estate tax or other treaty provides otherwise and, therefore, may be subject to U.S. federal estate tax.
     Non-U.S. persons should consult their own tax advisers with respect to the United States federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

REGULATION
     We have elected to be regulated as a BDC under the 1940 Act and are subject to the regulations and restrictions described below. A BDC is a unique kind of investment company that primarily focuses on investing in or lending to private companies and providing managerial assistance to them. A BDC generally provides stockholders with the ability to retain the liquidity of a publicly traded security, while sharing in the possible benefits of investing in privately-held or thinly traded public and privately-owned companies. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their directors and officers and principal underwriters and certain other related persons, and the 1940 Act requires that a majority of the directors be persons other than “interested persons” as defined under the 1940 Act.
Qualifying Assets
     Under the 1940 Act, we may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, or “qualifying assets,” unless at the time the acquisition is made qualifying assets represent at least 70% of our total assets. The principal categories of qualifying assets relevant to our proposed businesses are the following:
•	Securities purchased in transactions not involving any public offering from the issuer of the securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company. An “eligible portfolio company” is currently defined in the 1940 Act as any issuer that:

•	is organized under the laws of, and has its principal place of business in, the United States; and

•	is not an investment company (other than an SBIC wholly owned by the BDC) or a company that would be an investment company but for certain exceptions under the 1940 Act; and

•	satisfies any of the following:
•	does not have any class of securities with respect to which a broker or dealer may extend margin credit;

•	is controlled by a BDC or a group of companies including a BDC, and the BDC has an affiliated person who is a director of the eligible portfolio company; or

•	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million; or

•	does not have any class of securities listed on a national securities exchange.
•	Securities of any eligible portfolio company that we control.

•	Securities purchased in a private transaction from a U.S. issuer that is not an investment company and is in bankruptcy and subject to reorganization, or if the issuer immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing agreements.

•	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

•	Securities received in exchange for, or distributed on or with respect to, securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

•	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

•	Securities purchased in transactions not involving any public offering from an issuer, or from any person who is an officer or employee of the issuer, if (A) the issuer (i) is organized under the laws of, and has its principal place of business in, the United States, (ii) is not an investment company (other than a SBIC wholly owned by the BDC) or a company that would not be an investment company bur for certain exceptions under the 1940 Act), and (iii) is not an eligible portfolio company because it has a class of securities listed on a national securities exchange, and (B) at the time of such purchase we own at least (i) 50% of the greatest number of equity securities of such issuer and securities convertible into or exchangeable for such securities and 50% of the greatest amount of debt securities of such issuer held by us any point in time during the period when such issuer was an eligible portfolio company, and (ii) we are one of the 20 largest holders of record of such issuers outstanding voting securities.
     We may invest up to 30% of our total assets in assets that are non-qualifying assets and are not subject to the limitations referenced above. These investments may include, among other things, investments in high yield bonds, bridge loans, distressed debt, commercial loans, private equity, securities of public companies or secondary market purchases of otherwise qualifying assets. If the value of non-qualifying assets should at any time exceed 30% of our total assets, we will be precluded from acquiring any additional non-qualifying assets until such time as the value of our qualifying assets again equals at least 70% of our total assets. See “Risk Factors — If our investments are deemed not to be qualifying assets, we could lose our status as a BDC or be precluded from investing according to our current business plan.”
Significant Managerial Assistance
     A BDC must be organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, a BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby a BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring or portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers, or other organizational or financial guidance. Although we are not currently doing so, we may in the future charge for providing managerial assistance.
Temporary Investments
     Pending investments in other types of qualifying assets, as described above, a BDC’s investments may consist of cash, cash equivalents, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment. There is no other percentage restriction on the proportion of our assets that may be so invested.
Determination of Net Asset Value
     The net asset value per share of our outstanding common stock is determined quarterly, as soon as practicable after, and as of the end of, each fiscal quarter. The net asset value per common share will be equal to the value of our total assets minus liabilities and any preferred securities outstanding divided by the total number of common shares outstanding at the date as of which such determination is made. Fair value will be determined in good faith by our Board of Directors pursuant to a valuation policy. See “Determination of Net Asset Value.”
Investment Reporting
     In accordance with the requirements of Article 6 of Regulation S-X, we will report all of our investments, including loans, at market value or, for investments that do not have a readily available market value, their “fair value” as determined in good faith by our Board of Directors. Subsequent changes in these values will be reported through our statement of operations under the caption of “unrealized appreciation (depreciation) of investments.” See “Determination of Net Asset Value.”
Distributions Policy
     We intend, subject to adjustment at the discretion of our Board of Directors, to pay out substantially all of the amounts we receive as cash or paid-in-kind distributions on equity securities we own and interest payments on debt securities we own, less current or anticipated operating expenses, current income taxes on our income and our leverage costs. On November 12, 2007, our Board of Directors declared, and on November 30, 2007 we paid, a $0.23 per share distribution to shareholders of record as of November 23, 2007. On February 11, 2008, our Board of Directors declared, and on March 3, 2008, we paid, a $0.25 per share distribution stockholders of record on February 21, 2008.

Warrants
     Our 945,594 outstanding warrants are currently exercisable and entitle the holder thereof to purchase one common share at the exercise price of $15.00 per common share. All warrants will expire on February 6, 2013. No fractional warrant shares will be issued upon exercise of the warrants. We will pay to the holder of the warrant at the time of exercise an amount in cash equal to the current market value of any such fractional warrant shares.
Senior Securities; Coverage Ratio
     We are permitted, only under specified conditions, to issue multiple classes of indebtedness and one class of security senior to our common securities if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes. For a discussion of the risks associated with the resulting leverage, see “Risk Factors — Risks Related to Our Operations.”
Derivative Securities
     The 1940 Act limits the amount of derivative securities that we may issue and the terms of such securities. In particular, the amount of capital stock that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase capital stock cannot exceed 25% of the BDC’s total outstanding shares. Apart from our 947,130 outstanding warrants issued in our private placements, we do not have, and do not anticipate having, outstanding derivative securities relating to our common shares.
Code of Ethics
     We have adopted a code of ethics which applies to our principal executive officer and principal financial officer. We have also adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code of ethics. This information may be obtained, without charge, upon request by calling us at (913) 981-1020 or toll-free at (866) 362-9331 and on our web site at www.tortoiseadvisors.com/tto.cfm.
     You may also read and copy the codes of ethics at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330. In addition, the codes of ethics are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. You may obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549
Privacy Principles
     We are committed to maintaining the privacy of our stockholders and safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.
     Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as required by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent).
     We restrict access to non-public personal information about our stockholders to employees of our Adviser with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Affiliate Transactions
     Under the 1940 Act, we and our affiliates may be precluded from co-investing in private placements of securities. We will not co-invest with our affiliates in negotiated private placement transactions and our Adviser will not co-invest its proprietary accounts or other clients’ assets in negotiated private transactions in which we invest. Our Adviser observes a policy for allocating opportunities among its clients that takes into account the amount of each client’s available cash and its investment objectives. As a result of one or more of these situations, we may not be able to invest as much as we otherwise would in certain investments or may not be able to liquidate a position as quickly.
Compliance Policies and Procedures
     We have written policies and procedures reasonably designed to prevent violation of the federal securities laws, and are required to review these compliance policies and procedures annually for adequacy and effective implementation. Our Board of Directors has appointed a Chief Compliance Officer to be responsible for administering the policies and procedures.
Securities Exchange Act Compliance
     We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, beginning with our annual report for our fiscal year ending November 30, 2008, we will be subject to the provisions of the Sarbanes-Oxley Act of 2002, requiring reports on Section 404 internal controls over financial reporting.
Sarbanes-Oxley Act of 2002
     The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. For example:
•	pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	pursuant to Rule 13a-15 of the Exchange Act, our management must prepare a report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm; and

•	pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.
     The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.
Withdrawal
     We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC, unless authorized by vote of a “majority of the outstanding voting securities,” as defined in the 1940 Act. The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67% or more of the voting securities present at such meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy, or (ii) 50% of our outstanding voting securities.
Other
     We will be periodically examined by the SEC for compliance with the 1940 Act.
     We maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. We will not protect any director or officer against any liability to our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

DESCRIPTION OF SECURITIES
     The information contained under this heading is only a summary and is subject to the provisions contained in our Charter and Bylaws and the laws of the State of Maryland.
Common Stock
     General. Our Charter authorizes us to issue up to 100,000,000 shares of common stock, $0.001 par value per share. The Board of Directors may, without any action by the stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue under our Charter and the 1940 Act. Additionally, our Charter authorizes our Board of Directors, without any action by our stockholders, to classify and reclassify any unissued common stock and preferred stock into other classes or series of stock from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Although there is no present intention of doing so, we could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control of us that might otherwise be in the stockholders’ best interests. Under Maryland law, stockholders generally are not liable for our debts or obligations.
     All common stock offered pursuant to this prospectus and any related prospectus supplement will be, upon issuance, duly authorized, fully paid and nonassessable. All outstanding common stock offered pursuant to this prospectus and any related prospectus supplement will be of the same class and will have identical rights, as described below. Holders of shares of common stock are entitled to receive distributions when authorized by the Board of Directors and declared by us out of assets legally available for the payment of distributions. Holders of common stock have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of our securities. All shares of common stock have equal distribution, liquidation and other rights.
     Distributions. We intend, subject to adjustment at the discretion of our Board of Directors, each quarter to pay out substantially all of the amounts we receive as recurring cash or paid-in-kind distributions on equity securities we own and interest payments on debt securities we own, less current or anticipated operating expenses, current income taxes on our income and our leverage costs. It is expected that we will declare and pay a distribution to holders of common stock at the end of each fiscal quarter. There is no assurance that we will continue to make regular distributions.
     If a stockholder’s shares are registered directly with us or with a brokerage firm that participates in the Plan, distributions will be automatically reinvested in additional common stock under the Plan unless a stockholder elects to receive distributions in cash. If a stockholder elects to receive distributions in cash, payment will be made by check. The federal income tax treatment of distributions is the same whether they are reinvested in our shares or received in cash. See “ Dividend Reinvestment Plan.”
     The yield on our common stock will likely vary from period to period depending on factors including the following:
•	market conditions;

•	the timing of our investments in portfolio securities;

•	the securities comprising our portfolio;

•	changes in interest rates (including changes in the relationship between short-term rates and long-term rates);

•	the amount and timing of the use of borrowings and other leverage by us;

•	the effects of leverage on our common stock (discussed above under “Leverage”);

•	the timing of the investment of offering proceeds and leverage proceeds in portfolio securities; and

•	our net assets and operating expenses.
     Consequently, we cannot guarantee any particular yield on our common stock, and the yield for any given period is not an indication or representation of future yields on the common stock.
     Limitations on Distributions. In the event that we have preferred shares outstanding, and so long as we remain subject to the 1940 Act, holders of our common shares will not be entitled to receive any net income of or other distributions from us unless all accumulated dividends on preferred shares have been paid and the asset coverage (as defined in the 1940 Act) with respect to preferred shares and any outstanding debt is at least 200% after giving effect to such distributions

     Liquidation Rights. Common stockholders are entitled to share ratably in the assets legally available for distribution to stockholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities, including any outstanding debt securities or other borrowings and any interest accrued thereon. These rights are subject to the preferential rights of any other class or series of our stock, including the preferred stock. The rights of common stockholders upon liquidation, dissolution or winding up will be subordinated to the rights of holders of any outstanding notes or preferred shares.
     Voting Rights. Each outstanding share of common stock entitles the holder to one vote on all matters submitted to a vote of stockholders, including the election of directors. The presence of the holders of shares of common stock entitled to cast a majority of the votes entitled to be cast shall constitute a quorum at a meeting of stockholders. Our Charter provides that, except as otherwise provided in the Bylaws, directors shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. The Bylaws provide that directors are elected by a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present. There is no cumulative voting in the election of directors. Consequently, at each annual meeting of stockholders, the holders of a majority of the outstanding shares of stock entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting provided that holders of preferred stock have the right to elect two directors at all times. Pursuant to our Charter and Bylaws, the Board of Directors may amend the Bylaws to alter the vote required to elect directors.
     Under the rules of the NYSE applicable to listed companies, we normally will be required to hold an annual meeting of stockholders in each fiscal year. If we are converted to an open-end company or if for any other reason the shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of stockholders), we may amend our Bylaws so that we are not otherwise required to hold annual meetings of stockholders.
     Issuance of Additional Shares. The provisions of the 1940 Act generally require that the public offering price of common stock of a closed-end investment company (less underwriting commissions and discounts) must equal or exceed the NAV of such company’s common stock (calculated within 48 hours of pricing), unless such sale is made with the consent of a majority of the company’s outstanding common stockholders. At our Annual Meeting of Stockholders to be held on April 21, 2008, our stockholders may grant us the authority to sell shares of our common stock for less than NAV, subject to the conditions listed below. If granted, this authority will expire on the date of our next Annual Meeting of Stockholders. We will seek re-approval of this authority at our next annual meeting of stockholders. We believe that having the ability to issue and sell a limited number of shares of common stock below NAV benefits all stockholders in that it will allow us to quickly raise cash and capitalize on attractive investment opportunities while remaining fully invested at all times. When considering an offering of common stock, we calculate our NAV on a more frequent basis, generally daily, to the extent necessary to comply with the provisions of the 1940 Act. If we receive authority to do so, we expect to sell shares of common stock below NAV only when we have identified attractive near-term investment opportunities. We may only sell shares of common stock below NAV in accordance with the following conditions:
1.	The per share offering price, before deduction of underwriting fees, commissions and offering expenses, will not be less than the NAV per share of our common stock, as determined at any time within two business days prior to the pricing of the common stock to be sold in the offering.

2.	Immediately following each offering, after deducting offering expenses and underwriting fees and commissions, the NAV per share of our common stock, as determined at any time within two business days prior to the pricing of the common stock to be sold, would not have been diluted by greater than a total of 4% of the NAV per share of all outstanding common stock as a result of such offering. We will not be subject to a maximum number of shares that can be sold, a defined minimum sales price per share in any offering, or a maximum number of offerings it can make so long as for each offering the number of shares offered and the price at which such shares are sold together would not result in dilution of the NAV per share of our common stock in excess of the 4% limitation described above.

3.	A majority of our independent directors makes a determination, based on information and a recommendation from the Adviser, that they reasonably expect that the investment(s) to be made with the net proceeds of such issuance will lead to a long-term increase in stockholder distributions.
     The table below sets forth the pro forma maximum dilutive effect on our NAV if we were to have issued shares below our NAV as of November 30, 2007. The table assumes that we issue                      shares, which represents all of the shares we are currently authorized to issue, at a net sale price to us after deducting all expenses of issuance, including underwriting discounts and commissions, equal to $                , which is 95% of the NAV of our common shares as of November 30, 2007.

Pro Forma Maximum Impact of Below NAV Issuances of Common Shares

Common shares currently outstanding
Common shares that currently may be issued below NAV
Total common shares outstanding if all permissible shares are issued below NAV
Net asset value per share as of November 30, 2007
Aggregate net asset value of all currently outstanding common shares based on NAV as of November 30, 2007
Aggregate net proceeds to the Company (assuming the Company sold all permissible shares and received net proceeds equal to $ per share (95% of the NAV as of November 30, 2007))
Expected aggregate net asset value of the Company after issuance
NAV per share after issuance
Percentage dilution to pre-issuance NAV	$
     Because our Adviser’s management fee is based upon our average monthly Managed Assets, our Adviser’s interest in recommending the issuance and sale of common stock below NAV will conflict with our interests and those of our stockholders.
     Market. Our common stock trades on the NYSE under the ticker symbol “TTO.” Common stock issued pursuant to this prospectus and related prospectus supplement is expected to trade on the NYSE.
     Transfer Agent, Dividend Paying Agent and Automatic Dividend Reinvestment Plan Agent. Computershare Investor Services, LLC, 250 Royal Street, MS 3B, Canton, MA 02021, serves as the transfer agent and agent for the Dividend Reinvestment Plan for our common stock and the dividend paying agent for our common stock.
Preferred Stock
     General. Our Charter authorizes the issuance of up to 10,000,000 shares of preferred stock, with preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions or redemption as determined by the Board of Directors.
     Our Board of Directors may, without any action by our stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue under our Charter and under the 1940 Act. Additionally, our Charter authorizes the Board of Directors, without any action by the stockholders, to classify and reclassify any unissued preferred stock into other classes or series of stock from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.
     Preferred stock will rank junior to any debt securities and senior to all common stock. The 1940 Act permits us to issue senior securities in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities.
For any series of preferred stock that we may issue, our Board of Directors will determine and the prospectus supplement relating to such series will describe:
•	the designation and number of shares of such series;

•	the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are cumulative or non-cumulative and participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

•	any optional or mandatory redemption provisions;

•	any changes in auction agents, paying agents or security registrar; and

•	any other terms of the preferred stock.
     Dividends. Holders of preferred stock will be entitled to receive cash dividends, when, as and if authorized by the Board of Directors and declared by us, out of funds legally available therefor. Unless the prospectus supplement states otherwise, dividend rates for any auction rate preferred stock will generally be determined by the results of an auction for such shares, as more fully described in the related prospectus supplement. The prospectus supplement for non-auction rate preferred stock will describe the dividend payment provisions for those shares. Dividends so declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distribution declared and payable on the common stock.
     Limitations on Dividends. So long as any debt securities are outstanding, holders of preferred stock will not be entitled to receive any dividends from us unless asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 200% after giving effect to such dividends.
     Liquidation Rights. In the event of any voluntary or our involuntary liquidation, dissolution or winding up, the holders of preferred stock would be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per share plus accumulated and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred stock will not be entitled to any further participation in any distribution of our assets. Preferred stock will rank junior to any debt securities upon liquidation, dissolution or winding up.
     Voting Rights. Except as otherwise indicated in our Charter or Bylaws, or as otherwise required by applicable law, holders of preferred stock have one vote per share and vote together with holders of common stock as a single class.
     The 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two directors at all times. The remaining directors will be elected by holders of common stock and preferred stock, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any shares of preferred stock have the right to elect a majority of the directors at any time two years’ accumulated dividends on any preferred stock are unpaid. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of shares of any outstanding preferred stock, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred stock, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in our subclassification as a closed-end investment company or changes in our fundamental investment restrictions. See “Certain Provisions in Our Charter and Bylaws.” As a result of these voting rights, our ability to take any such actions may be impeded to the extent that any shares of our preferred stock are outstanding.
     The affirmative vote of the holders of a majority of the outstanding preferred stock, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred stock so as to affect materially and adversely such preferences, rights or powers. The class vote of holders of preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.
     We anticipate we will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any preferred stock, so long as we are current in the payment of dividends on the preferred stock and on any other of our shares ranking on a parity with the preferred stock with respect to the payment of dividends or upon liquidation.
     Market. Unless otherwise stated in a prospectus supplement, our preferred stock will not be listed on an exchange or automated quotation system. The details on how to buy and sell preferred stock, along with other terms of such preferred stock, will be described in a related prospectus supplement. We cannot assure you that any secondary market will exist or that if a secondary market does exist, whether it will provide holders with liquidity.

     Book-Entry, Delivery and Form. Unless otherwise indicated in the related prospectus supplement, preferred stock will be issued in book-entry form and will be represented by one or more share certificates in registered global form. The global certificates will be held by DTC and registered in the name of Cede & Co., as nominee of DTC. DTC will maintain the certificates in specified denominations per share through its book-entry facilities.
     We may treat the persons in whose names any global certificates are registered as the owners thereof for the purpose of receiving payments and for any and all other purposes whatsoever. Therefore, so long as DTC or its nominee is the registered owner of the global certificates, DTC or such nominee will be considered the sole holder of outstanding preferred stock.
     A global certificate may not be transferred except as a whole by DTC, its successors or their respective nominees, subject to the provisions restricting transfers of shares contained in the related articles supplementary.
Debt Securities
     General. Under Maryland law and our Charter, we may borrow money, without prior approval of holders of common and preferred stock. We may issue debt securities, or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings will rank senior to the preferred stock and the common stock.
     The 1940 Act permits us to issue senior securities in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. Unless otherwise stated in a prospectus supplement, any debt securities will be issued pursuant to an indenture (the “Indenture”) and will be subject to the provisions therein. A prospectus supplement relating to any debt securities will include specific terms relating to the offering including the following:
•	the form and title of the security;

•	the aggregate principal amount of the securities;

•	the interest rate of the securities;

•	the method of determining the interest rate for the securities;

•	the maturity dates on which the principal of the securities will be payable;

•	any changes to or additional events of default or covenants;

•	any optional or mandatory redemption provisions; and

•	any other terms of the securities.
     Interest. The prospectus supplement will describe the interest payment provisions relating to any debt securities. Interest on debt securities shall be payable when due as described in the related prospectus supplement. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common stock and preferred stock.
     Limitations. Under the requirements of the 1940 Act, immediately after issuing any senior securities representing indebtedness, we must have an asset coverage of at least 200%. Asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. We may be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for outstanding debt securities, including restrictions related to asset coverage and portfolio composition. Such restrictions may be more stringent than those imposed by the 1940 Act. Other types of borrowings also may result in our being subject to similar covenants in credit agreements.
     Events of Default and Acceleration of Maturity of Debt Securities; Remedies. Unless stated otherwise in the related prospectus supplement, any one of the following events will constitute an “event of default” for that series under the Indenture:
•	default in the payment of any interest upon a series of debt securities when it becomes due and payable and the continuance of such default for 30 days;

•	default in the payment of the principal of, or premium on, a series of debt securities at its stated maturity;

•	default in the performance, or breach, of any covenant or warranty of ours in the Indenture, and continuance of such default or breach for a period of 90 days after written notice has been given to us by the trustee;

•	certain voluntary or involuntary proceedings involving us and relating to bankruptcy, insolvency or other similar laws;

•	if, on the last business day of each of twenty-four consecutive calendar months, the debt securities have a 1940 Act asset coverage of less than 100%; or

•	any other “event of default” provided with respect to a series, including a default in the payment of any redemption price payable on the redemption date.
Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding debt securities or the trustee may declare the principal amount of that series of debt securities immediately due and payable upon written notice to us. A default that relates only to one series of debt securities does not affect any other series and the holders of such other series of debt securities are not entitled to receive notice of such a default under the Indenture. Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity occurs automatically with respect to all series. At any time after a declaration of acceleration with respect to a series of debt securities has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the outstanding debt securities of that series, by written notice to us and the trustee, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to that series of debt securities, other than the non-payment of the principal of that series of debt securities which has become due solely by such declaration of acceleration, have been cured or waived and other conditions have been met.
     Liquidation Rights. In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to us or to our creditors, as such, or to our assets, or (b) any liquidation, dissolution or other winding up of us, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of ours, then (after any payments with respect to any secured creditor of ours outstanding at such time) and in any such event the holders of debt securities shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all debt securities (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of the debt securities, before the holders of any of our common or preferred stock are entitled to receive any payment on account of any redemption proceeds, liquidation preference or dividends from such shares. The holders of debt securities shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of ours being subordinated to the payment of the debt securities, which may be payable or deliverable in respect of the debt securities in any such case, proceeding, dissolution, liquidation or other winding up event.
     Unsecured creditors of ours may include, without limitation, service providers including our Adviser, custodian, administrator, auction agent, broker-dealers and the trustee, pursuant to the terms of various contracts with us. Secured creditors of ours may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.
     A consolidation, reorganization or merger of us with or into any other company, or a sale, lease or exchange of all or substantially all of our assets in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of us.
     Voting Rights. Debt securities have no voting rights, except to the extent required by law or as otherwise provided in the Indenture relating to the acceleration of maturity upon the occurrence and continuance of an event of default. In connection with any other borrowings (if any), the 1940 Act does in certain circumstances grant to the lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.
     Market. Unless otherwise stated in a prospectus supplement, our debt securities will not be listed on an exchange or automated quotation system. The details on how to buy and sell debt securities, along with other terms of such debt securities, will be described in a related prospectus supplement. We cannot assure you that any secondary market will exist or if a secondary market does exist, whether it will provide holders with liquidity.
     Book-Entry, Delivery and Form. Unless otherwise stated in the related prospectus supplement, the debt securities will be issued in book-entry form and will be represented by one or more notes in registered global form. The global notes will be deposited with the trustee as custodian for DTC and registered in the name of Cede & Co., as nominee of DTC. DTC will maintain the notes in designated denominations through its book-entry facilities.

     Under the terms of the Indenture, we and the trustee may treat the persons in whose names any notes, including the global notes, are registered as the owners thereof for the purpose of receiving payments and for any and all other purposes whatsoever. Therefore, so long as DTC or its nominee is the registered owner of the global notes, DTC or such nominee will be considered the sole holder of outstanding notes under the Indenture. We or the trustee may give effect to any written certification, proxy or other authorization furnished by DTC or its nominee.
     A global note may not be transferred except as a whole by DTC, its successors or their respective nominees. Interests of beneficial owners in the global note may be transferred or exchanged for definitive securities in accordance with the rules and procedures of DTC. In addition, a global note may be exchangeable for notes in definitive form if:
•	DTC notifies us that it is unwilling or unable to continue as a depository and we do not appoint a successor within 60 days;

•	we, at our option, notify the trustee in writing that we elect to cause the issuance of notes in definitive form under the Indenture; or

•	an event of default has occurred and is continuing.
     In each instance, upon surrender by DTC or its nominee of the global note, notes in definitive form will be issued to each person that DTC or its nominee identifies as being the beneficial owner of the related notes.
     Under the Indenture, the holder of any global note may grant proxies and otherwise authorize any person, including its participants and persons who may hold interests through DTC participants, to take any action which a holder is entitled to take under the Indenture.
     Trustee, Transfer Agent, Registrar, Paying Agent, Redemption Agent and Auction Agent. Unless otherwise stated in a prospectus supplement, The Bank of New York Trust Company, N.A., 2 N. LaSalle Street, Chicago, Illinois 60602, will serve as the trustee under the Indenture and acts as transfer agent, registrar, paying agent and redemption agent with respect to our debt securities.
Subscription Rights
     General. We may issue subscription rights to our stockholders or others to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. The applicable prospectus supplement would describe terms of the subscription rights, including the following: ‘
•	the period of time the offering would remain open;

•	the title of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the ratio of the offering;

•	the number of such subscription rights to be issued;

•	the extent to which such subscription rights are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such rights shall expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering;

•	if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering subject to applicable law; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.
     Exercise of Subscription Rights. Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.
     Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.
Warrants
     General. We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.
     A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:
•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•	in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•	in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	information with respect to book-entry procedures, if any; · the terms of the securities issuable upon exercise of the warrants; · if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.
     We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.
     Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive distributions or dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.
     Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our Board of Directors approves such issuance on the basis that the issuance is in the best interests of us and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

CERTAIN PROVISIONS OF OUR CHARTER AND BYLAWS AND
THE MARYLAND GENERAL CORPORATION LAW
     The following description of certain provisions of our Charter and Bylaws is only a summary. For a complete description, please refer to our Charter and Bylaws, a copy of which are obtainable upon request.
     Our Charter and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of us, causing us to engage in certain transactions or modifying our structure. These provisions, all of which are summarized below, may be regarded as “anti-takeover” provisions. Such provisions could limit the ability of stockholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of us. In addition to these provisions, we are incorporated in Maryland and therefore expect to be subject to the Maryland Control Share Acquisition Act and the Maryland General Corporation Law. Also, certain provisions of the 1940 Act may serve to discourage a third party from seeking to obtain control of us.
Number and Classification of our Board of Directors; Election of Directors
     Our Charter and Bylaws provide that the number of directors may be established only by our Board of Directors pursuant to the Bylaws, but may not be less than one. Our Bylaws provide that the number of directors may not be greater than nine. Pursuant to our Charter, our Board of Directors is divided into three classes: Class I, Class II and Class III. The term of each class of directors expires in a different successive year. Upon the expiration of their term, directors of each class are elected to serve for three-year terms and until their successors are duly elected and qualify. Each year, only one class of directors is elected by the stockholders. The classification of our Board of Directors should help to assure the continuity and stability of our strategies and policies as determined by our Board of Directors.
     Our classified board provision could have the effect of making the replacement of incumbent directors more time-consuming and difficult. At least two annual meetings of our stockholders, instead of one, will generally be required to effect a change in a majority of our Board of Directors. Thus, the classification of our Board of Directors could increase the likelihood that incumbent directors will retain their positions and may delay, defer or prevent a change in control of the Board of Directors, even though a change in control might be in the best interests of our stockholders.
Vacancies on Board of Directors; Removal of Directors
     Our Charter provides that we have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred shares, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.
     The Charter provides that, subject to the rights of holders of one or more classes of our preferred stock, a director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of our directors. This provision, when coupled with the provisions in our Charter and Bylaws regarding the filling of vacancies on the Board of Directors, precludes our stockholders from removing incumbent directors, except for cause and by a substantial affirmative vote, and filling the vacancies created by the removal with nominees of our stockholders.
Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws
     Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter.
     Our Charter and Bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our Bylaws.

Advance Notice of Director Nominations and New Business
     Our Bylaws provide that with respect to an annual meeting of our stockholders, nominations of persons for election to our Board of Directors and the proposal of business to be considered by our stockholders may be made only (i) pursuant to our notice of the meeting, (ii) by or at the direction of our Board of Directors or (iii) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of our stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to our Board of Directors at a special meeting may be made only (i) pursuant to our notice of the meeting, (ii) by or at the direction of our Board of Directors, or (iii) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of our Bylaws, provided that our Board of Directors has determined that directors will be elected at the meeting.
Limitation of Liability of Directors and Officers; Indemnification and Advance of Expenses
     Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (i) actual receipt of an improper benefit or profit in money, property or services or (ii) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
     Our Charter authorizes us, and our Bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our obligation to indemnify any director, officer or other individual, however, is limited by the 1940 Act and Investment Company Act Release No. 11330, which, among other things, prohibit us from indemnifying any director, officer or other individual from any liability resulting directly from the willful misconduct, bad faith, gross negligence in the performance of duties or reckless disregard of applicable obligations and duties of the directors, officers or other individuals and require us to set forth reasonable and fair means for determining whether indemnification shall be made.
     Maryland law requires a corporation (unless its charter provides otherwise, which our Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (ii) the director or officer actually received an improper personal benefit in money, property or services or (iii) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (i) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
     These provisions do not limit or eliminate our rights or the rights of any of our stockholders to seek nonmonetary relief such as an injunction or rescission in the event any of our directors or officers breaches his or her duties. These provisions will not alter the liability of our directors or officers under federal securities laws.

Control Share Acquisitions
     We are covered by the Maryland Control Share Acquisition Act (the “Control Share Act”), which provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, and by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:
•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.
     The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.
     A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may present the question at any stockholders meeting.
     If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right to repurchase control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.
     The Control Share Act does not apply (i) to shares acquired in a merger, consolidation or share exchange if we are a party to the transaction or (ii) to acquisitions approved or exempted by our Charter or Bylaws.
     Our Bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be otherwise amended or eliminated at any time in the future. However, we will amend our Bylaws to be subject to the Control Share Act only if our Board of Directors determines that it would be in our best interests and if the staff of the SEC does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.
Business Combinations
     We are covered by the Maryland Business Combination Act (the “Business Combination Act”), which provides that “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:
•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

     A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which such stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.
     After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the Board of Directors of the corporation and approved by the affirmative vote of at least:
•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.
     These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.
     The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution exempting any business combination between us and any other person from the provisions of the Business Combination Act, provided that the business combination is first approved by our Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or our Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

SHARES ELIGIBLE FOR FUTURE SALE
     Future sales of a substantial amount of our common shares in the public market, or the perception that such sales may occur, could adversely affect the market price of our common shares and could impair our future ability to raise capital through the sale of our equity securities.
     As of November 30, 2007, we have                      warrants outstanding. Each warrant entitles the holder to purchase, upon payment of the exercise price of $15.00 per warrant, one of our common shares. Upon the completion of this offering, as a result of the issuance of common shares, we will have common shares outstanding, of which shares will be “restricted” securities under the meaning of Rule 144 promulgated under the Securities Act and may not be sold in the absence of registration under the Securities Act unless an exemption from registration is available, including exemptions contained in Rule 144.
Resale Registration
     We filed a Registration Statement on Form N-2 (the “Resale Registration Statement”) with the Securities Exchange Commission to permit the holders of our common shares and warrants purchased in our previous private placements (the “Holders”) to sell their common shares, warrants and common shares underlying their warrants. The Resale Registration Statement was declared effective on July 26, 2007. We have the ability to cause the Holders to abstain from sales of their common shares and warrants under the Resale Registration Statement and may exercise that right in connection with any offering.
PLAN OF DISTRIBUTION
          We may sell our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, which we refer to in this prospectus collectively as our securities, in one or more offerings. We may offer our securities separately or together, in amounts, at prices and on terms set forth in a prospectus supplement to this prospectus. We may sell our securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, or through agents or through a combination of such methods of sale. In addition, from time to time, certain of our stockholders may offer our common stock in one or more offerings. The aggregate amount of securities that may be offered by us and any selling stockholders is limited to $          . Each prospectus supplement relating to an offering of securities will state the terms of the offering, including as applicable:
•	the names of any agents, underwriters or dealers;

•	any sales loads or other items constituting underwriters’ compensation;

•	any discounts, commissions, or fees allowed or paid to dealers or agents;

•	the public offering or purchase price of the offered securities and the net proceeds we will receive from the sale; provided, however, that we will not receive any of the proceeds from a sale of our common stock by any selling stockholder; and

•	any securities exchange on which the offered securities may be listed.

By Underwriters
          We may offer and sell securities, or certain of our stockholders may offer our common stock, from time to time to one or more underwriters who would purchase the securities as principal for resale to the public, either on a firm commitment or best efforts basis. If we sell securities, or a selling stockholder offers our common stock, to underwriters, we and such selling stockholder will execute an underwriting agreement with them at the time of the sale and will name them in the prospectus supplement. In connection with these sales, the underwriters may be deemed to have received compensation from us or such selling stockholder in the form of underwriting discounts and commissions. The underwriters also may receive commissions from purchasers of securities for whom they may act as agent. Unless otherwise stated in the prospectus supplement, the underwriters will not be obligated to purchase the securities unless the conditions set forth in the underwriting agreement are satisfied, and if the underwriters purchase any of the securities, they will be required to purchase all of the offered securities. The underwriters may sell the offered securities to or through dealers, and those dealers may receive discounts, concessions or commissions from the underwriters as well as from the purchasers for whom they may act as agent. Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.
          If a prospectus supplement so indicates, we may grant the underwriters an option to purchase additional shares of common stock at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the prospectus supplement, to cover any overallotments.
By Dealers
          We may offer and sell securities, or certain of our stockholders may offer our common stock, from time to time to one or more dealers who would purchase the securities as principal. The dealers then may resell the offered securities to the public at fixed or varying prices to be determined by those dealers at the time of resale. The names of the dealers and the terms of the transaction will be set forth in the prospectus supplement.
Direct Sales
          We may sell our securities, or certain of our stockholders may sell our common stock, directly to, and solicit offers from, institutional investors or others, including existing stockholders in a rights offering, who may be deemed to be underwriters as defined in the 1933 Act for any resales of the securities. In this case, no underwriters or agents would be involved. We, or any selling stockholder, may use electronic media, including the Internet, to sell offered securities directly. The terms of any of those sales will be described in a prospectus supplement.
By Agents
          We may offer our securities, or certain of our stockholders may sell our common stock, through agents that we or they designate. Any agent involved in the offer and sale will be named and any commissions payable by us, or any selling stockholder, will be described in the prospectus supplement. Unless otherwise indicated in the prospectus supplement, the agents will be acting on a best efforts basis for the period of their appointment.
General Information
          Agents, underwriters, or dealers participating in an offering of securities may be deemed to be underwriters, and any discounts and commission received by them and any profit realized by them on resale of the offered securities for whom they act as agent, may be deemed to be underwriting discounts and commissions under the 1933 Act.
          We may offer to sell securities, or certain of our stockholders may offer our common stock, either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices, or at negotiated prices.
          Ordinarily, each series of offered securities will be a new issue of securities and will have no established trading market.
          To facilitate an offering of common stock in an underwritten transaction and in accordance with industry practice, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the common stock or any other security. Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.
•	An overallotment in connection with an offering creates a short position in the common stock for the underwriter’s own account.

•	An underwriter may place a stabilizing bid to purchase the common stock for the purpose of pegging, fixing, or maintaining the price of the common stock.

•	Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the common stock by bidding for, and purchasing, the common stock or any other securities in the open market in order to reduce a short position created in connection with the offering.

•	The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when the common stock originally sold by the syndicate member is purchased in syndicate covering transactions or otherwise.
          Any of these activities may stabilize or maintain the market price of the securities above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.
          Any underwriters to whom the offered securities are sold for offering and sale may make a market in the offered securities, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice. The offered securities may or may not be listed on a securities exchange. We cannot assure you that there will be a liquid trading market for the offered securities.
          Under agreements entered into with us, underwriters and agents and related persons (or and their affiliates) may be entitled to indemnification by us against certain civil liabilities, including liabilities under the 1933 Act, or to contribution for payments the underwriters or agents may be required to make.
          The underwriters, agents, and their affiliates may engage in financial or other business transactions with us and our subsidiaries in the ordinary course of business.
          The maximum commission or discount to be received by any member of the National Association of Securities Dealers, Inc. or independent broker-dealer will not be greater than eight percent of the initial gross proceeds from the sale of any security being sold.
          The aggregate offering price specified on the cover of this prospectus relates to the offering of the securities not yet issued as of the date of this prospectus.
          To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.
          A prospectus and accompanying prospectus supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders. Such allocations of securities for internet distributions will be made on the same basis as other allocations. In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.
Automatic Dividend Reinvestment Plan
          We may issue and sell shares of common stock pursuant to our Automatic Dividend Reinvestment Plan.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                         , 1200 Main Street, Kansas City, Missouri 64105, serves as our independent registered public accounting firm.                     will provide audit and audit-related services, tax return preparation and assistance and consultation in connection with review of our filings with the SEC.
ADMINISTRATOR, CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR
     Pursuant to an Administration Agreement between us and our Adviser, we have engaged our Adviser to perform (or oversee or arrange for the performance of) the administrative services necessary for our operation, including without limitation providing us with equipment, clerical, book keeping and record keeping services. For these services we pay our Adviser a fee equal to 0.07% of our aggregate average daily Managed Assets up to and including $150 million, 0.06% of our aggregate average daily Managed Assets on the next $100 million, 0.05% of our aggregate average daily Managed Assets on the next $250 million and 0.02% on the balance of our aggregate average daily Managed Assets. The address of the administrator is 10801 Mastin Boulevard, Suite 222 Overland Park, Kansas 66210. Our securities and other assets are held under a custody agreement with U.S. Bank National Association, 1555 North Rivercenter Drive, Suite 302, Milwaukee, WI 53212. Computershare Trust Company, N.A., 250 Royal Street, MS 3B, Canton, MA 02021, serves as our transfer agent, dividend paying agent and Plan Agent for our Dividend Reinvestment Plan.
LEGAL MATTERS
     Certain legal matters in connection with the securities offered hereby will be passed upon for us by Husch Blackwell Sanders LLP (“HBS”), Kansas City, Missouri. HBS may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland. If certain legal matters in connection with an offering of securities are passed upon by counsel for the underwriters of such offering, such matters will be passed upon by such counsel to the underwriters as is named in a prospectus supplement.
AVAILABLE INFORMATION
     We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our common shares offered by this prospectus. The registration statement contains additional information about us and our common shares being offered by this prospectus.
     We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information is available free of charge by contacting us at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210 or by telephone at 1-866-362-9331 or on our website at www.tortoiseadvisors.com/tto.cfm. The information on our website is not incorporated by reference into this prospectus. You may also inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F. Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

INDEX TO FINANCIAL STATEMENTS

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

F-2

$
Shares
Tortoise Capital Resources Corporation
Common Stock
Preferred Stock
Subscription Rights
Warrants
Debt Securities

PROSPECTUS

, 2008

Part C — Other Information
Item 25. Financial Statements and Exhibits
     1. Financial Statements:
          The Registrant’s audited financial statements dated November 30, 2007 and notes thereto are filed herein.
     2. Exhibits:

Exhibit
No.	Description of Document
a.1.	Articles of Incorporation(1)

a.2.	Articles Supplementary(2)

b.	Bylaws(1)

c.	Inapplicable

d.	Form of Stock Certificate(2)

d.1.	Form of Warrant (2)

e.	Dividend Reinvestment Plan(3)

f.	Inapplicable

g.1.	Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. dated January 1, 2007(2)

g.2.	Sub-Advisory Agreement with Kenmont Investments Management, L.P. dated January 1, 2007(2)

h.	Form of Underwriting Agreement**

i.	Inapplicable

j.	Custody Agreement with U.S. Bank National Association dated September 13, 2005(1)

k.1.	Stock Transfer Agency Agreement with Computershare Investor Services, LLC dated September 13, 2005(1)

k.2.	Administration Agreement with Tortoise Capital Advisors, L.L.C. dated November 14, 2006(2)

k.3.	Warrant Agreement with Computershare Investor Services, LLC as Warrant Agent dated December 8, 2005(1)

k.4.	Registration Rights Agreements with Merrill Lynch & Co; Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Stifel, Nicolaus & Company, Incorporated dated January 9, 2006(1)

k.4.1.	Registration Rights Agreement dated April 2007 (4)

k.5.	Credit Agreement dated April 23, 2007(5)

k.5.1	First Amendment to Credit Agreement dated July 18, 2007 (6)

k.5.2	Second Amendment to Credit Agreement dated September 28, 2007 (7)

k.5.3	Third Amendment to Credit Agreement dated March 21, 2008 (8)

k.5.4	Fourth Amendment to Credit Agreement dated March 28, 2008 (9)

Exhibit
No.	Description of Document

k.6	Security Agreement dated April 23, 2007.(5)

k.7.	Purchase Agreement dated December 22, 2006(2)

k.8.	Purchase Agreement dated December 22, 2006(2)

k.9	Expense Reimbursement and Partial Fee Waiver Agreement dated as of November 30, 2007 (10)

l.	Opinion of Venable LLP**

m.	Inapplicable

n.	Consent of Independent Registered Public Accounting Firm**

o.	Inapplicable

p.	Inapplicable

q.	Inapplicable

r.1.	Code of Ethics of the Company(2)

r.2.	Code of Ethics of the Tortoise Capital Advisors, L.L.C.(1)

*	Filed herewith.

**	To be filed by amendment

(1)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2, filed August 28, 2006 (File No. 333-136923).

(2)	Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2, filed January 9, 2007 (File No. 333-136923).

(3)	Incorporated by reference to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended August 31, 2007, filed October 12, 2007.

(4)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2, filed July 3, 2007 (File No. 333-142859)

(5)	Incorporated by reference to the Registrant’s current report on Form 8-K, filed April 27, 2007.

(6)	Incorporated by reference to the Registrant’s current report on Form 8-K, filed July 20, 2007.

(7)	Incorporated by reference to the Registrant’s current report on Form 8-K, filed October 3, 2007.

(8)	Incorporated by reference to the Registrant’s current report on Form 8-K, filed March 27, 2008

(9)	Incorporated by reference to the Registrant’s current report on Form 8-K, filed April 1, 2008.

(10)	Incorporated by reference to the Registrant’s current report on Form 8-K filed on December 6, 2007.
Item 26. Marketing Arrangements
     The information contained under the heading “Plan of Distribution” in the prospectus is incorporated herein by reference, and information concerning any underwriters will be contained in an accompanying prospectus supplement.

Item 27. Other Expenses and Distribution
     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

NASD filing fee	$
Securities and Exchange Commission fees	$
New York Stock Exchange listing fee	$
Directors’ fees and expenses	$
Accounting fees and expenses	$
Legal fees and expenses	$
Printing expenses	$
Transfer Agent’s fees	$
Miscellaneous	$

Total	$

Item 28. Persons Controlled by or Under Common Control
     The Company owns 100% of the ownership interests of (i) Mowood, LLC, a Delaware limited liability company that owns an operating company, Omega Pipeline, LLC, also a Delaware limited liability company, and (ii) Timberline Energy, LLC, a Delaware limited liability company that owns and develops projects that convert landfill gas to energy.
Item 29. Number of Holders of Securities
     As of February 29, 2008, the number of record holders of each class of securities of the Registrant was:

Number of
Title of Class	Record Holders
Common Stock ($0.001 par value)
Warrants
Item 30. Indemnification
     Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action. The Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law and the 1940 Act.
     The Charter authorizes the Company, to the maximum extent permitted by Maryland law and the 1940 Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Company and at the request of the Company, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Company or as a present or former director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise, and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Bylaws obligate the Company, to the maximum extent permitted by Maryland law and the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director of the Company and at the request of the Company, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Company and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Charter and Bylaws also permit the Company to indemnify and advance expenses to any person who served a predecessor of the Company in any of the capacities described above and any employee or agent of the Company or a predecessor of the Company.

     Maryland law requires a corporation (unless its charter provides otherwise, which the Company’s Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made, or threatened to be made, a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
Item 31. Business and Other Connections of Investment Adviser
     The information in the Statement of Additional Information under the caption “Management — Directors and Officers” is hereby incorporated by reference.
Item 32. Location of Accounts and Records
     All such accounts, books, and other documents are maintained at the offices of the Registrant, at the offices of the Registrant’s investment adviser, Tortoise Capital Advisors, L.L.C., 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210, at the offices of the custodian, U.S. Bank National Association, 1555 North Rivercenter Drive, Suite 302, Milwaukee, WI 53202, at the offices of the transfer agent, Computershare Trust Company, N.A., 250 Royall Street MS 3B, Canton, MA 02021 or at the offices of the administrator Tortoise Capital Advisors, L.L.C., 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.
Item 33. Management Services
     Not applicable.
Item 34. Undertakings
     1. The Registrant undertakes to suspend the offering of common stock until the prospectus is amended if (1) subsequent to the effective date of this registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of this registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.
     2. Not applicable.
     3. If the securities being registered are to be offered to existing stockholders pursuant to warrants or rights, and any securities not taken by stockholders are to be reoffered to the public, to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent reoffering thereof. If any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, the Registrant shall undertake to file a post-effective amendment to set forth the terms of such offering;
     4. The securities being registered will be offered on a delayed or continuous basis in reliance on Rule 415 under the 1933 Act. Accordingly, the Registrant undertakes:
          (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:
     (1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

     (2) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and
     (3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.
          (b) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and
          (c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;
          (d) that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of this registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in this registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in this registration statement or prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into this registration or prospectus that is part of this registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in this registration statement or prospectus that was part of this registration statement or made in any such document immediately prior to such date of first use.
          (e) that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:
               The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
     (1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;
     (2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
     (3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.
     5. (a) That for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act (17 CFR 230.497(h)) shall be deemed to be part of this registration statement as of the time it was declared effective; and
          (b) for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.
     6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prominent delivery within two business days of receipt of a written or oral request the Registrant’s statement of additional information.
     7. Upon each issuance of securities pursuant to this Registration Statement, the Registrant undertakes to file a form of prospectus and/or form of prospectus supplement pursuant to Rule 497 and a post-effective amendment to the extent required by the 1933 Act and the rules and regulations thereunder, including, but not limited to a post-effective amendment pursuant to Rule 462(c) or Rule 462(d) under the 1933 Act.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Overland Park and State of Kansas on the 8th day of April, 2008.

Tortoise Capital Resources Corporation
By:	/s/ David J. Schulte
David J. Schulte, Chief Executive Officer

     The undersigned directors and officers of Tortoise Capital Resources Corporation hereby constitute and appoint David J. Schulte and Terry C. Matlack our true and lawful attorney-in-fact with full power to execute in our name and behalf, in the capacities indicated below, this Registration Statement on Form N-2 and any and all amendments thereto, including post-effective amendments to the Registration Statement and to sign any and all additional registration statements relating to the same offering of securities as this Registration Statement that are filed pursuant to Rule 462(b) of the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and thereby ratify and confirm that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ Terry C. Matlack Terry C. Matlack	Chief Financial Officer and Director (Principal Financial and Accounting Officer)	April 8, 2008

/s/ David J. Schulte David J. Schulte	Chief Executive Officer (Principal Executive Officer)	April 8, 2008

/s/ Conrad S. Ciccotello Conrad S. Ciccotello	Director	April 8, 2008

/s/ John R. Graham John R. Graham	Director	April 8, 2008

/s/ Charles E. Heath Charles E. Heath	Director	April 8, 2008

/s/ H. Kevin Birzer H. Kevin Birzer	Director	April 8, 2008

Exhibit Index

Exhibit
No.	Description of Document
a.1.	Articles of Incorporation(1)

a.2.	Articles Supplementary(2)

b.	Bylaws(1)

c.	Inapplicable

d.	Form of Stock Certificate(2)

d.1.	Form of Warrant (2)

e.	Dividend Reinvestment Plan(3)

f.	Inapplicable

g.1.	Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. dated January 1, 2007(2)

g.2.	Sub-Advisory Agreement with Kenmont Investments Management, L.P. dated January 1, 2007(2)

h.	Form of Underwriting Agreement**

i.	Inapplicable

j.	Custody Agreement with U.S. Bank National Association dated September 13, 2005(1)

k.1.	Stock Transfer Agency Agreement with Computershare Investor Services, LLC dated September 13, 2005(1)

k.2.	Administration Agreement with Tortoise Capital Advisors, L.L.C. dated November 14, 2006(2)

k.3.	Warrant Agreement with Computershare Investor Services, LLC as Warrant Agent dated December 8, 2005(1)

k.4.	Registration Rights Agreements with Merrill Lynch & Co; Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Stifel, Nicolaus & Company, Incorporated dated January 9, 2006(1)

k.4.1.	Registration Rights Agreement dated April 2007 (4)

k.5.	Credit Agreement dated April 23, 2007(5)

k.5.1	First Amendment to Credit Agreement dated July 18, 2007 (6)

k.5.2	Second Amendment to Credit Agreement dated September 28, 2007 (7)

k.5.3	Third Amendment to Credit Agreement dated March 21, 2008 (8)

k.5.4	Fourth Amendment to Credit Agreement dated March 28, 2008 (9)

k.6	Security Agreement dated April 23, 2007.(5)

k.7.	Purchase Agreement dated December 22, 2006(2)

k.8.	Purchase Agreement dated December 22, 2006(2)

k.9	Expense Reimbursement and Partial Fee Waiver Agreement dated as of November 30, 2007 (10)

l.	Opinion of Venable LLP**

Exhibit
No.	Description of Document
m.	Inapplicable

n.	Consent of Independent Registered Public Accounting Firm**

o.	Inapplicable

p.	Inapplicable

q.	Inapplicable

r.1.	Code of Ethics of the Company(2)

r.2.	Code of Ethics of the Tortoise Capital Advisors, L.L.C.(1)

*	Filed herewith.

**	To be filed by amendment

(1)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2, filed August 28, 2006 (File No. 333-136923).

(2)	Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2, filed January 9, 2007 (File No. 333-136923).

(3)	Incorporated by reference to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended August 31, 2007, filed October 12, 2007.

(4)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2, filed July 3, 2007 (File No. 333-142859)

(5)	Incorporated by reference to the Registrant’s current report on Form 8-K, filed April 27, 2007.

(6)	Incorporated by reference to the Registrant’s current report on Form 8-K, filed July 20, 2007.

(7)	Incorporated by reference to the Registrant’s current report on Form 8-K, filed October 3, 2007.

(8)	Incorporated by reference to the Registrant’s current report on Form 8-K, filed March 27, 2008

(9)	Incorporated by reference to the Registrant’s current report on Form 8-K, filed April 1, 2008.

(10)	Incorporated by reference to the Registrant’s current report on Form 8-K filed on December 6, 2007.